1933 Act Registration No. 333-49752

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


              [ ] Pre-Effective                   [X]  Post-Effective
                  Amendment No.                        Amendment No. 1

                           MET INVESTORS SERIES TRUST
                          (BlackRock Equity Portfolio)
                  (BlackRock U.S. Government Income Portfolio)
               [Exact Name of Registrant as Specified in Charter]

                  Area Code and Telephone Number: (800)848-3854

                            610 Newport Center Drive
                                   Suite 1350

                         Newport Beach, California 92660
                       -----------------------------------
                    (Address of Principal Executive Offices)

                               Elizabeth M. Forget
                                    President

                           Met Investors Series Trust
                            610 Newport Center Drive

                                   Suite 1350
                         Newport Beach, California 92660
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                          1025 Connecticut Avenue, N.W.
                             Washington, D.C. 20036

It is proposed that this filing will become effective:

[X]  immediately  on filing  pursuant to paragraph (b)
[ ] on _____  pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on _____ pursuant to  paragraph  (a)(1)
[ ] 75 days after  filing  pursuant to  paragraph(a)(2)
[ ] on _____ pursuant to paragraph (a)(2) of Rule 485
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              SECURITY FIRST TRUST
                          11365 West Olympic Boulevard
                          Los Angeles, California 90064

                                December 15, 2000



Dear Contract Owner:

         As an Owner of a variable annuity contract (the "Contract") issued by Security First Life Insurance Company (the "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the BlackRock Equity Series and BlackRock U.S. Government Income Series (the "Portfolios") of the Security First Trust (the "Trust") at a Special Meeting of Shareholders to be held on January 26, 2001. Although you are not directly a shareholder of the Portfolios, some or all of your Contract value is invested, as provided by your Contract, in one or more of these Portfolios. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote each Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

         The Prospectus/Proxy Statement describes the proposed reorganization of the Trust's BlackRock Equity Series and BlackRock U.S. Government Income Series. All of the assets of each Portfolio would be acquired by a corresponding new series of Met Investors Series Trust in exchange for shares of such new series and the assumption by the series of the identified liabilities of the Portfolios. You will receive Class A shares of each corresponding series having an aggregate net asset value equal to the aggregate net asset value of your Portfolio's shares. Details about each new series' investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

         The Board of Trustees has approved the proposal for each Portfolio and recommends that you vote FOR the proposal.


         I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also fax your completed and signed voting instructions form (both front and back sides) to us at 1- 888-796-9932, or vote through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

         If you have any questions about the voting instructions form please call the Security First Trust at 1-800- 421-3794. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by ALAMO Direct, our proxy solicitor, who will remind you to pass on your voting instructions.


         Thank you for taking this matter seriously and participating in this important process.

                                                 Sincerely,

                                                 Richard C. Pearson
                                                 President
                                                 Security First Trust

                              SECURITY FIRST TRUST
                          11365 West Olympic Boulevard
                          Los Angeles, California 90064

                             BlackRock Equity Series
                     BlackRock U.S. Government Income Series

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on January 26, 2001

To the Shareholders of Security First Trust:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the BlackRock Equity Series and BlackRock U.S. Government Income Series of Security First Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of Met Investors Series Trust, 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660 on January 26, 2001 at 10:30 a.m. Pacific Time and any adjournments thereof (collectively, the "Special Meeting") for the following purposes:

          1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of BlackRock Equity Series ("SF Equity") by BlackRock Equity Portfolio ("BlackRock Equity"), a series of Met Investors Series Trust ("MIT"), in exchange for shares of BlackRock Equity and the assumption by BlackRock Equity of the identified liabilities of SF Equity. The Plan also provides for distribution of these shares of BlackRock Equity to shareholders of SF Equity in liquidation and subsequent termination of SF Equity. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of SF Equity.

          2. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of BlackRock U.S. Government Income Series ("SF Government") by BlackRock U.S. Government Income Portfolio ("BlackRock Government"), a series of MIT, in exchange for shares of BlackRock Government and the assumption by BlackRock Government of the identified liabilities of SF Government. The Plan also provides for distribution of these shares of BlackRock Government to shareholders of SF Government in liquidation and subsequent termination of SF Government. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of SF Government.


         The Board of Trustees has fixed the close of business on November 27, 2000 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.


                                              By order of the Board of Trustees


                                              Cheryl J. Finney
                                              Assistant Secretary


December 15, 2000
         ==

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

         The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

          2.   Joint Accounts:  Either party may sign, but the name of the party
               signing  should  conform   exactly  to  the  name  shown  in  the
               registration on the voting instructions form.

          3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

         Registration                                           Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . .ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . . . . . . John Doe, Treasurer

         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . . . . . . . .John Doe

         (4)      ABC Corp. Profit Sharing Plan . . . . . . . .John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . . . . . Jane B. Doe, Trustee

         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . . . . . . . . . .Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . . . . . . . John B. Smith

         (2)      Estate of John B. Smith . . . . .John B. Smith, Jr., Executor

 INSTRUCTIONS FOR VOTING OVER THE INTERNET


To vote your voting instructions form via the Internet follow the four easy steps below.

1.       Read the accompanying proxy information and voting instructions form.


2.       Go to  https://vote.proxy-direct.com.


3. Enter the 14-digit "CONTROL NO." from the middle of your voting instructions form.



4.       Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via an Internet site.

                            ACQUISITION OF ASSETS OF

                             BLACKROCK EQUITY SERIES
                                       and
                     BLACKROCK U.S. GOVERNMENT INCOME SERIES
                                each a series of
                              Security First Trust
                          11365 West Olympic Boulevard
                          Los Angeles, California 90064

                                 (800) 421-3794


                        BY AND IN EXCHANGE FOR SHARES OF

                           BLACKROCK EQUITY PORTFOLIO
                                       and
                   BLACKROCK U.S. GOVERNMENT INCOME PORTFOLIO
                                each a series of
                           Met Investors Series Trust
                      610 Newport Center Drive, Suite 1350
                         Newport Beach, California 92660
                                 (800) 848-3854
                           PROSPECTUS/PROXY STATEMENT

                             DATED DECEMBER 15, 2000




         This Prospectus/Proxy Statement is being furnished in connection with proposed Agreements and Plans of Reorganization (each a "Plan" and collectively, the "Plans") which will be submitted to shareholders of BlackRock Equity Series and BlackRock U.S. Government Income Series (collectively, the "SF Portfolios") for consideration at a Special Meeting of Shareholders to be held on January 26, 2001 at 10:30 a.m. Pacific Time at the offices of Met Investors Series Trust, 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660, and any adjournments thereof (the "Meeting").

                                     GENERAL

         The Board of Trustees of Security First Trust has approved the proposed reorganizations of the SF Portfolios, which are each series of Security First Trust, into corresponding series of Met Investors Series Trust (collectively, the "Met Portfolios"), as set forth below:




  --------------------------------------------------- -----------------------------------------------------------
                    SF Portfolios                                           Met Portfolios
  --------------------------------------------------- -----------------------------------------------------------
  --------------------------------------------------- -----------------------------------------------------------
  BlackRock Equity Series ("SF Equity")               BlackRock Equity Portfolio ("BlackRock Equity")
  --------------------------------------------------- -----------------------------------------------------------
  --------------------------------------------------- -----------------------------------------------------------
  BlackRock U.S. Government Income Series ("SF        BlackRock U.S. Government Income Portfolio ("BlackRock
  Government")                                        Government")
  --------------------------------------------------- -----------------------------------------------------------

         Security First Trust is a Massachusetts business trust and Met Investors Series Trust is a recently organized Delaware business trust. Each of the Met Portfolios is a new series organized specifically to receive all the assets and carry on the business of the respective SF Portfolio. The SF Portfolios and the Met Portfolios are sometimes referred to respectively in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios".

         Security First Life Insurance Company (the "Insurance Company") is the record owner of the SF Portfolios' shares and at the Meeting will vote the shares of the respective SF Portfolio held in its applicable separate account. The Insurance Company is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), a New York life insurance company and a leading provider of insurance and financial products and services to individual and group customers.

         As an owner of a variable annuity contract or a variable life insurance policy (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of the SF Portfolio that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of the Portfolio, you have this right because some or all of your Contract value is invested, as provided by your Contract, in one or more of the SF Portfolios. For simplicity, in this Prospectus/Proxy Statement:

o "Record Holder" of an SF Portfolio refers to the Insurance Company which holds the SF Portfolio's shares of record;

o "shares" refers generally to your shares of beneficial interest in a Portfolio; and


o "shareholder" or "Contract Owner" refers to you.



         In the reorganizations, all of the assets of each SF Portfolio will be acquired by the corresponding Met Portfolio in exchange for Class A shares of that Met Portfolio and the assumption by that Met Portfolio of the identified liabilities of the respective SF Portfolio (the "Reorganization" and collectively the "Reorganizations"). If the Reorganizations are approved, Class A shares of the Met Portfolio corresponding to the SF Portfolio in which you currently are a shareholder will be distributed to the Record Holder in liquidation of that SF Portfolio, and each SF Portfolio will be terminated as a series of Security First Trust. You will then hold that number of full and fractional shares of the corresponding Met Portfolio which have an aggregate net asset value equal to the aggregate net asset value of your shares of the SF Portfolio in which you currently are a shareholder.

         Each SF Portfolio is a separate diversified series of Security First Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each corresponding Met Portfolio is a separate diversified series of Met Investors Series Trust, also an open-end management investment company registered under the 1940 Act. Because Met Investors Series Trust was recently organized, it has conducted no operations to date. The investment objectives of each SF Portfolio are identical to those of the corresponding Met Portfolio, and are as follows:

------------------------------------------------------- -------------------------------------------------------------
                      Portfolio                                             Investment Objective
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
SF Equity and BlackRock Equity                          To provide growth of capital and income.

------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
SF Government and BlackRock Government                   To provide current income.

------------------------------------------------------- -------------------------------------------------------------

The investment strategies for the SF Portfolios and the corresponding Met Portfolios are substantially identical.

         This Prospectus/Proxy Statement explains concisely the information about a Met Portfolio that you should know before voting on a Reorganization. Please read it carefully and keep it for future reference. Additional information concerning the Met Portfolios is provided in the "Additional Information" section of this Prospectus/Proxy Statement. Additional information concerning the SF Portfolios and the Reorganizations is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

--------------------------------------------------------------------- --------------------------------------------------
Information about the SF Portfolios:                                  How to Obtain this Information:
-----------------------------------                                   -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of Security First Trust relating to SF Equity and SF         Copies are available upon request and without
Government, dated November 30, 2000                                     charge if you:

Statement of Additional  Information of Security First Trust            o Write to Security
First Trust at the relating to SF Equity and SF  Government,            address listed on the cover page of this
dated November 30, 2000                                                 Prospectus/Proxy Statement; or



Annual Report of Security First Trust relating to SF Equity and SF

Government, for the year ended July 31, 2000                            o Call (800)  421-3794 toll-free.




--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about the Reorganizations:                                How to Obtain this Information:
-------------------------------------                                 -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------

Statement of Additional Information dated December 15, 2000, which      A copy is available upon request and without
relates to this  Prospectus/Proxy  Statement
and the Reorganizations charge if you:


                                                                      o    Write
                                                                           to
                                                                           Met
                                                                           Investors
                                                                           Series
                                                                           Trust
                                                                           at
                                                                           the
                                                                           address
                                                                           listed
                                                                           on
                                                                           the
                                                                           cover
                                                                           page
                                                                           of
                                                                           this
                                                                           Prospectus/Proxy
                                                                           Statement;
                                                                           or

                                                                      o     Call (800) 848-3854 toll-free.

--------------------------------------------------------------------- --------------------------------------------------

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.


         Information relating to the SF Portfolios contained in the Prospectus of Security First Trust dated November 30, 2000 (SEC File No. 811-2480) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated December 15, 2000 relating to this Prospectus/Proxy Statement and the Reorganizations, which includes the financial statements of Security First Trust relating to the SF Portfolios for the year ended July 31, 2000 (the Met Portfolios have not yet issued financial statements), is incorporated by reference in its entirety in this document.


-------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.


-------------------------------------------------------------------------------


          An investment  in a Portfolio of Met Investors  Series Trust through a
     Contract:

o is not a deposit of, or guaranteed by, any bank

o is not insured by the FDIC, the Federal Reserve Board or any other government agency

o is not endorsed by any bank or government agency

o involves investment risk, including possible loss of the purchase payment of your original investment

                                TABLE OF CONTENTS

                                                                           Page

SUMMARY....................................................................7
         Why are the Reorganizations being proposed?.......................7
         What are the key features of the Reorganizations?.................7
         After the Reorganizations, what shares of a Met
                Portfolio will I own?....................................8
         How will a Reorganization affect me?...............................8
         How do the Trustees recommend that I vote?.........................9
         How do the Portfolios' investment objectives,
                principal investment strategies and risks compare?.........9
         How do other important features of the Portfolios compare?........12
         How do the Portfolios' fees and expenses compare?.................12
         How do the Portfolios' performance records compare?...............14
         Will I be able to purchase and redeem shares, change
                my investment options, annuitize and receive
                distributions the same way?...............................16
         Who will be the Manager,  Adviser and Portfolio
                Manager of my Portfolio after the Reorganizations?  What
                will the management and advisory fees be after the
                Reorganizations?.....................................16
         What will be the primary federal tax consequences
                of the Reorganizations?...............................18
RISKS...................................................................18
         Are the risk factors for the Portfolios the same?..............18
         What are the primary risks of investing in each Portfolio?.....18
         Are there any other risks of investing in each Portfolio?......22
INFORMATION ABOUT THE REORGANIZATIONS...................................22
         Reasons for the Reorganizations................................22
         Agreements and Plans of Reorganization.........................24
         Federal Income Tax Consequences................................26
         Pro-forma Capitalization.......................................27
         Distribution of Shares.........................................28
         Purchase and Redemption Procedures.............................28
         Exchange Privileges............................................29
         Dividend Policy................................................29
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS.........................29
         Form of Organization...........................................30
         Capitalization.................................................30
         Shareholder Liability..........................................31
         Shareholder Meetings and Voting Rights.........................31
         Liquidation....................................................33
         Liability and Indemnification of Trustees......................33
VOTING INFORMATION CONCERNING THE MEETING...............................34
         Shareholder Information........................................36
         Control Persons and Principal Holders of Securities............37
FINANCIAL STATEMENTS AND EXPERTS........................................37
LEGAL MATTERS...........................................................37
ADDITIONAL INFORMATION..................................................37
OTHER BUSINESS..........................................................47

EXHIBIT A    Form of Agreement and Plan of  Reorganization..............A-1

                                     SUMMARY

         This section summarizes the primary features and consequences of the Reorganizations. It may not contain all of the information that is important to you. To understand the Reorganizations, you should read this entire Prospectus/Proxy Statement and the exhibit.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to the SF Portfolios, and the form of the Agreement and Plan of Reorganization, which is attached to this Prospectus/Proxy Statement as Exhibit A.

         Why are the Reorganizations being proposed?

         The Reorganizations are part of an overall restructuring designed to provide operating efficiencies which will result from maintaining a single trust of investment portfolios to be offered in connection with the Insurance Company's insurance products and to employee benefit plans, consistency across the entire group of those investment portfolios, and the enhanced flexibility afforded by a Delaware business trust in comparison to the SF Portfolios' previous form of organization. To accomplish the restructuring, the holders of beneficial interests in shares of other portfolios of Security First Trust, as well as shareholders of various portfolios of another investment company in the MetLife family of funds, are also being asked to approve reorganizations of those portfolios into portfolios of Met Investors Series Trust.

         What are the key features of the Reorganizations?

         Each Plan sets forth the key features of the Reorganization to which it relates. For a complete description of the Reorganizations, see Exhibit A. Each Plan generally provides for the following:

o the transfer of all of the assets of each SF Portfolio to the corresponding Met Portfolio in exchange for Class A shares of that Met Portfolio;

o the assumption by that Met Portfolio of the identified liabilities of the respective SF Portfolio (the identified liabilities consist only of those liabilities reflected on the SF Portfolio's statement of assets and liabilities determined immediately preceding the Reorganization);

o the liquidation of that SF Portfolio by distribution of Class A shares of the corresponding Met Portfolio to the SF Portfolio's shareholders; and

o the structuring of each Reorganization as a tax-free reorganization for federal income tax purposes.

         The Reorganizations are expected to be completed on or about February 5, 2001.

         After the Reorganizations, what shares of a Met Portfolio will I own?

         If you own shares of SF Equity or SF Government, you will own Class A shares of BlackRock Equity or Black Rock Government, respectively.

         The new shares you receive will have the same total value as your shares of SF Equity or SF Government, respectively, as of the close of business on the day immediately prior to the Reorganizations.

         How will a Reorganization affect me?

         It is anticipated that the Reorganizations will result in operating efficiencies that will benefit you as well as the Record Holders. The Reorganizations are also expected to have the following additional benefits:

o COST SAVINGS: The operating expenses of the portfolios offered by Met Investors Series Trust may potentially decrease over the long term in comparison to those of the SF Portfolios due to the spreading of fixed costs over a larger pool of assets in the Met Investors Series Trust and efficiencies in portfolio management.

o MORE INVESTMENT CHOICES: It is anticipated that on the effective date of the Reorganizations, Met Investors Series Trust will offer more investment portfolios than are currently available through Security First Trust. Your Insurance Company may choose to make these additional portfolios available under your Contract.


         The Reorganizations will not affect your Contract rights. The value of your Contract will remain the same immediately following a Reorganization. Met Investors Series Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Your Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in the corresponding Met Portfolio after the Reorganizations. After the Reorganizations your Contract values will depend on the performance of the applicable Met Portfolio rather than that of your SF Portfolio. Neither Security First Trust nor Contract Owners will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganizations will be paid by MetLife or one of its affiliates.


         Like the SF Portfolios, the Met Portfolios will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) at least once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A shares of the applicable Met Portfolio. Dividends and distributions paid on an SF Portfolio are automatically reinvested in additional shares of the Portfolio, unless a shareholder elects to have dividends and/or distributions paid in cash.

         How do the Trustees recommend that I vote?

         The Trustees of Security First Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganizations would be in the best interest of the shareholders of SF Equity and SF Government, as applicable, and that their interests will not be diluted as a result of the Reorganizations. Accordingly, the Trustees have submitted the Plans for the approval of the shareholders of SF Equity and SF Government.

     THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION WHICH APPLIES TO YOUR SF PORTFOLIO.

The Trustees of Met Investors Series Trust have also approved the Plans on behalf of BlackRock Equity and BlackRock Government.

         How do the Portfolios' investment objectives, principal investment strategies and risks compare?

         Because the Met Portfolios are new portfolios organized specifically to receive all the assets and carry on the business of the respective SF Portfolios, the investment objectives of the Met Portfolios and the SF
Portfolios are identical. However, the investment objectives of the Met Portfolios are non-fundamental, which means that they may be changed by vote of the Trustees and without shareholder approval, while the investment objectives of the SF Portfolios are fundamental, which means that they cannot be changed without shareholder approval. The investment strategies for the SF Portfolios and the corresponding Met Portfolios are substantially identical.

         The following tables summarize a comparison of the SF Portfolios and the Met Portfolios with respect to their investment objectives and principal investment strategies, as set forth in the Prospectus and Statement of Additional Information relating to the SF Portfolios, and in the "Additional Information" section of this Prospectus/Proxy Statement relating to the Met Portfolios.

   ------------------ -------------------------------------------------------------------------------
                      SF Equity and BlackRock Equity
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Investment         To provide growth of capital and income.
   Objective

   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal          Normally invest at least 65% of their assets in common stocks; seek to invest
   Investment         in stocks and market sectors in similar  proportion to the S&P 500
   Strategies         Index.



                      Are managed to take  advantage  of trends in the  domestic
                      stock  market  that  favor   different   styles  of  stock
                      selection  including  value or growth stocks issued by all different  sizes of companies  (small,  medium and large.)
                      Each  initially  screens for value and growth  stocks from companies  with  market  capitalizations  of at  least  $1 billion.

                      Emphasize securities believed to be undervalued.

                      May also invest up to 20% of their total assets in U.S. government securities, including U.S. Treasury and agency obligations.
   ------------------ -------------------------------------------------------------------------------


   ------------------ -------------------------------------------------------------------------------
                      SF Government and BlackRock Government

   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Investment         To provide current income.
   Objective
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal          Normally invest at least 80% of their total assets in debt securities and at
   Investment         least 65% of their total assets in U.S. government securities (primary
   Strategies         obligations of or guaranteed by the U.S. government or its agencies), including direct obligations of the U.S. Treasury, such as
                      Treasury bills, notes and bonds;  securities purchased are rated in the highest rating category.

                      Select debt securities from several categories,  including
                      residential  and  commercial   mortgage-backed  securities
                      (such  as  collateralized  mortgage  obligations  and GNMA certificates), and non-mortgage asset backed securities.

                      Securities purchased are rated in the highest rating category; current average weighted maturity for their fixed income securities is 5.65 years; their investment securities are structured to have comparable duration to their benchmark (approximately 5.67 years currently).

   ------------------ -------------------------------------------------------------------------------


         The principal risks of investing in the Met Portfolios are the same as those of investing in the respective SF Portfolios. They include:

         For all Portfolios:

o Interest rate risk - the value of investments in debt securities or stocks purchased primarily for dividend income may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities.

         For SF Equity and BlackRock Equity:

o Market risk - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings

o Investment style risk - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies

         For SF Government and BlackRock Government:

o Credit risk - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis

o Mortgage-related security risk - changes in interest rates generally affect the value of a mortgage-backed security; some mortgage-backed securities may be structured so that they may be particularly sensitive to changes in interest rates; and investments in mortgage-related securities are subject to special risks if the issuer of the security prepays the principal prior to the security's maturity (including increased volatility in the price of the security and wider fluctuations in response to interest rates)

o Asset-backed security risk - if non-mortgage asset-backed securities fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support the payments on the securities

For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

         Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information relating to the SF Portfolios, the "Additional Information" section below with respect to the Met Portfolios and the Statement of Additional Information relating to this Prospectus/Proxy Statement.

         Because the SF Portfolios and the corresponding Met Portfolios have identical investment objectives and substantially identical investment strategies, it is not anticipated that the securities held by an SF Portfolio will be sold in significant amounts in order to comply with the policies and investment practices of the respective Met Portfolio in connection with a Reorganization.

         How do other important features of the Portfolios compare?

o Met Investors Advisory Corp., formerly known as Security First Investment Management Corporation, is the investment adviser to the SF Portfolios and the Manager of Met Investors Series Trust.


o BlackRock Advisors, Inc., the investment sub-adviser of the SF Portfolios, serves in the same capacity with respect to the Met Portfolios pursuant to an Advisory Agreement with Met Investors Advisory Corp. and is called the Adviser of the Met Portfolios. Unlike Security First Trust, Met Investors Advisory Corp. will have the authority, upon receipt of permission from the SEC and with the approval of the Board of Trustees of Met Investors Series Trust, to change a Met Portfolio's Adviser without shareholder approval under certain conditions.


o In the case of each Reorganization, the portfolio managers of the respective SF Portfolio and the Met Portfolio will be the same.

         The Met Portfolios' Manager, Adviser and portfolio managers are described in more detail below.

         How do the Portfolios' fees and expenses compare?

         The SF Portfolios offer one class of shares. The Met Portfolios currently offer two classes of shares (Classes A and B) but Class B is not part of the Reorganizations. You will not pay any initial or deferred sales charge in connection with the Reorganizations.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of the SF Portfolios and Class A shares of the Met Portfolios. The tables entitled "BlackRock Equity Pro Forma" and "BlackRock Government Pro Forma" show you what the fees and expenses are estimated to be assuming the Reorganizations take place.


         The amounts for shares of the SF Portfolios set forth in the following tables and in the examples are based on the expenses for the SF Portfolios for the fiscal year ended July 31, 2000. The Met Portfolios are newly organized and have not commenced operations to date. The amounts for Class A shares of the Met Portfolios set forth in the following tables and in the examples are based on what the estimated expenses of the Met Portfolios would have been for the fiscal year ended July 31, 2000, as adjusted to reflect the current fee schedule.


         The shares of the SF Portfolios and the Class A shares of the Met Portfolios are not charged any initial or deferred sales charge, any 12b-1 fees, or any other transaction fees.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT.

Fees and Expenses (as a percentage of average daily net assets)

              ----------------------------- --------------------- -------------------------------
                                            SF Equity             BlackRock Equity
                                                                  Pro Forma
                                                                  (Class A)
              ----------------------------- --------------------- -------------------------------
              ----------------------------- --------------------- -------------------------------

              Management Fees               0.70%                   0.65%
                                                                     ====

              ----------------------------- --------------------- -------------------------------
              ----------------------------- --------------------- -------------------------------
              Other Expenses                0.10%                 0.10%
                                            ------                -----

              ----------------------------- --------------------- -------------------------------
              ----------------------------- --------------------- -------------------------------

              Total Annual Portfolio        0.80%                   0.75%
                                                                     ====
              Operating Expenses

              ----------------------------- --------------------- -------------------------------

              ----------------------------- --------------------- -------------------------------
                                            SF Government         BlackRock Government Pro Forma
                                                                  (Class A)
              ----------------------------- --------------------- -------------------------------
              ----------------------------- --------------------- -------------------------------
              Management Fees               0.55%                 0.55%
              ----------------------------- --------------------- -------------------------------
              ----------------------------- --------------------- -------------------------------
              Other Expenses                0.16%                 0.16%
                                            -----                 -----

              ----------------------------- --------------------- -------------------------------
              ----------------------------- --------------------- -------------------------------
              Total Annual Portfolio        0.71%                 0.71%
              Operating Expenses
              ----------------------------- --------------------- -------------------------------


         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the SF Portfolios versus the Met Portfolios pro forma, assuming the Reorganizations take place.
The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period, that the Portfolios' operating expenses are before waiver (if applicable), that they remain the same and that you reinvest all of your dividends. To the extent that fees are waived, the expenses would be lower. The examples are for illustration only, and your actual costs may be higher or lower.

         THE  EXAMPLES  DO NOT  REFLECT  THE FEES AND  EXPENSES  IMPOSED  BY THE
CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT  VEHICLES.  IF THOSE FEES
AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

         Examples of Portfolio Expenses

              -------------------------- ------------------------ -----------------------------
                                                SF Equity               BlackRock Equity

                                                                      Pro Forma (Class A)

              -------------------------- ------------------------ -----------------------------
              -------------------------- ------------------------ -----------------------------

              After 1 year               $83                        $77
                                                                     ==

              -------------------------- ------------------------ -----------------------------
              -------------------------- ------------------------ -----------------------------

              After 3 years              $259                       $240
                                                                     ===

              -------------------------- ------------------------ -----------------------------
              -------------------------- ------------------------ -----------------------------

              After 5 years              $450                       $416
                                                                     ===

              -------------------------- ------------------------ -----------------------------
              -------------------------- ------------------------ -----------------------------

              After 10 years             $1,002                     $929
                                                                     ===

              -------------------------- ------------------------ -----------------------------


              -------------------------- ------------------------ -----------------------------
                                              SF Government           BlackRock Government

                                                                      Pro Forma (Class A)

              -------------------------- ------------------------ -----------------------------
              -------------------------- ------------------------ -----------------------------
              After 1 year               $73                      $73
              -------------------------- ------------------------ -----------------------------
              -------------------------- ------------------------ -----------------------------
              After 3 years              $227                     $227
              -------------------------- ------------------------ -----------------------------
              -------------------------- ------------------------ -----------------------------
              After 5 years              $395                     $395
              -------------------------- ------------------------ -----------------------------
              -------------------------- ------------------------ -----------------------------
              After 10 years             $883                     $883
              -------------------------- ------------------------ -----------------------------


         How do the Portfolios' performance records compare?

         The following charts show how the SF Portfolios have performed in the past. Past performance is not an indication of future results.

         PERFORMANCE DOES NOT REFLECT THE FEES AND EXPENSES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

         The Met Portfolios have been recently organized and have not yet engaged in any operations; consequently, they do not have an investment performance record. After the Reorganizations, BlackRock Equity and BlackRock Government, as the successors respectively to SF Equity and SF Government, will assume and publish the investment performance record of SF Equity and SF Government, as applicable.

Year-by-Year Total Return (%)

         The charts below show the percentage gain or loss for the shares of each SF Portfolio in each full calendar year since the inception of each Portfolio on May 19, 1993. The charts should give you a general idea of the risks of investing in the SF Portfolio by showing how a Portfolio's return has varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the inception date of each SF Portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ.

   -----------------------------------------------------------------------------------------------------------------
                                    SF Equity
   -----------------------------------------------------------------------------------------------------------------
   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
                  1994            1995             1996            1997             1998            1999
   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
   30%

   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------

     20%                         28.0                             29.3             23.2            20.7
      ===                         ====                             ====             ====            ===

   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------

   10%                                             18.5
   ===                                             ====

   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------

   0%


   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------

   -10%           -6.3


   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------

         .........Best Quarter:             4th Quarter 1998  +20.80%
         .........Worst Quarter:    3rd Quarter 1998 -11.16%


         For the quarter ended September 30, 2000, the Portfolio's total return was -3.36%.

   -----------------------------------------------------------------------------------------------------------------
                                  SF Government

   -----------------------------------------------------------------------------------------------------------------
   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
                  1994            1995             1996            1997             1998            1999
   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
   20%

   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
   15%

   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------

   10%                              13.5
                                     ===

   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------

   0%             -2.9                             3.6             7.0              7.4             -2.5
   ==             ====                             ===             ===              ===             ====

   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
   -10%

   -------------- --------------- ---------------- --------------- ---------------- --------------- ----------------


         .........Best Quarter:             2nd Quarter 1995  +4.48%
         .........Worst Quarter:     2nd Quarter   1999     -1.66%
                                      ===            ====      ===



         For the quarter ended September 30, 2000, the Portfolio's total return was 3.09%.

         The next set of tables lists each SF Portfolio's average annual total return over the past one and five years and since inception (through
12/31/1999). These tables include the effects of Portfolio expenses and are intended to provide you with some indication of the risks of investing in each SF Portfolio by comparing its performance with an appropriate widely recognized index of securities, which you can find at the bottom of each table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/1999)


     ----------------------------------- -------------- ----------------- ---------------- ---------------------
                                           Inception         1 year           5 Years       Performance Since
                                             Date                                               Inception
     ----------------------------------- -------------- ----------------- ---------------- ---------------------
     ----------------------------------- -------------- ----------------- ---------------- ---------------------

     SF Equity                           5/19/93             20.72%          23.90%              16.89%
                                                              ======          ======

     ----------------------------------- -------------- ----------------- ---------------- ---------------------
     ----------------------------------- -------------- ----------------- ---------------- ---------------------

     S&P 500 Index                                           21.04%          28.54%             22.40%*
                                                              ======          ======             ======


     ----------------------------------- -------------- ----------------- ---------------- ---------------------


         *  From  April 30, 1993
                   ========


     The S&P 500 Index is an unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

     ----------------------------------- -------------- ----------------- ---------------- ---------------------
                                           Inception         1 year           5 Years       Performance Since
                                             Date                                               Inception
     ----------------------------------- -------------- ----------------- ---------------- ---------------------
     ----------------------------------- -------------- ----------------- ---------------- ---------------------
     SF Government                       5/19/93             -2.5%             5.65%              4.08%
     ----------------------------------- -------------- ----------------- ---------------- ---------------------
     ----------------------------------- -------------- ----------------- ---------------- ---------------------

     Lehman Brothers Intermediate                           -2.25%            7.43%          5.43%
                                                             ======            =====         =====

     Government Bond Index

     ----------------------------------- -------------- ----------------- ---------------- ---------------------



     The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that measures the performance of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

         For a detailed discussion of the manner of calculating total return, please see the Statement of Additional Information relating to this Prospectus/Proxy Statement. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

          Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

         A Reorganization will not affect your right to purchase and redeem shares, to change among your Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganizations, you will be able under your current Contract to purchase additional Class A shares of the Met Portfolios. For more information, see
"Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

         Who will be the Manager, Adviser and Portfolio Manager of my Portfolio after the Reorganizations? What will the management and advisory fees be after the Reorganizations?

Management of the Portfolios

         The overall management of the SF Portfolios and of the Met Portfolios is the responsibility of, and is supervised by, the Boards of Trustees of Security First Trust and Met Investors Series Trust, respectively.

Manager


          Met Investors Advisory Corp. (the "Manager") is the investment manager for each Met Portfolio. The Manager selects and pays the fees of the Advisers for each Met Portfolio and monitors each Adviser's investment program. Security First Group, Inc., an affiliate of MetLife, owns all of the outstanding common shares of the Manager.


         Facts about the Manager:


         ----------------------------------------------------------------------

         o The Manager was formerly known as Security First Investment Management Corporation and is an indirect subsidiary of MetLife.


         o The Manager manages with its affiliates the family of investment portfolios sold to separate accounts of MetLife's insurance company subsidiaries to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $423 billion as of September 30, 2000.


         o The Manager is located at 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660.

         ----------------------------------------------------------------------

Adviser


BlackRock Advisors, Inc. ("the Adviser") is the investment adviser to each Met Portfolio. Pursuant to an Advisory Agreement with the Manager, the Adviser furnishes continuously an investment program for each Met Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.


         Facts about the Adviser:


         ----------------------------------------------------------------------

         o The Adviser is a wholly-owned subsidiary of BlackRock, Inc., which is in turn a subsidiary of PNC Bank, N.A. BlackRock, Inc. is a fully integrated money management firm with global fixed income, equity and cash management capabilities.


          o BlackRock, Inc. and its subsidiaries managed or administered $191 billion in assets as of September 30, 2000.



         o The Adviser is located at 345 Park Avenue, New York, New York 10154.

         ----------------------------------------------------------------------

Portfolio Management

     The day-to-day management of BlackRock Equity is handled by R. Andrew Damm.

         ----------------------------------------------------------------------


         o R. Andrew Damm, Managing Director of the Adviser. Mr. Damm specializes in large cap growth and core equity products. He is also responsible for risk modeling and quantitative analysis. Prior to joining BlackRock in July, 2000, Mr. Damm was with PNC Asset Management Group. He joined PNC in 1995 as Senior Investment Strategist, responsible for managing the equity portion of balanced portfolios and the asset allocation for PNC's blended portfolio products. Previously he was a portfolio manager with PNC's Investment Management and Trust Division. He has managed SF Equity since July, 2000.


         ----------------------------------------------------------------------


         The day-to-day management of BlackRock Government is handled by Scott Amero.

         ----------------------------------------------------------------------


         o Scott Amero, Managing Director of the Adviser. Mr. Amero joined BlackRock in 1990 and has been a Managing Director since March, 1998. He is also a member of the Adviser's Investment Strategy Group and a Vice President for BlackRock's family of closed-end mutual funds and the Smith Barney Adjustable Rate Government Income Fund. He has managed SF Government since March, 1998.


         ----------------------------------------------------------------------


Management Fees

         For its management and supervision of the daily business affairs of the Met Portfolios, the Manager is entitled to receive a monthly fee at the following annual rates equal to:

         ----------------------------------------------------------------------



          o For BlackRock Equity: 0.65% of the Portfolio's average daily net assets.



          o For BlackRock Government: 0.55% of the Portfolio's average daily net assets.

         o The Manager may, at its discretion, reduce or waive its fee or reimburse a Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Manager may also reduce or cease these voluntary waivers and reimbursements at any time.

         ---------------------------------------------------------------------

Advisory Fees

         Under the terms of the Advisory Agreement, the Adviser is paid by the Manager for providing advisory services to each Met Portfolio. The Met Portfolios do not pay a fee to the Adviser.

         What   will  be  the   primary   federal   tax   consequences   of  the
Reorganizations?

         Prior to or at the completion of the Reorganizations, each SF Portfolio and each Met Portfolio will have received an opinion from the law firm of Sullivan & Worcester LLP that the applicable Reorganization has been structured so that no gain or loss will be realized by the Portfolio or its Record Holder for federal income tax purposes as a result of receiving shares of voting stock of the respective Met Portfolio in connection with the Reorganization. The holding period and aggregate tax basis of shares of voting stock of the Met Portfolios that are received by the Record Holder of the SF Portfolios will be the same as the holding period and aggregate tax basis of shares of the SF Portfolios previously held by such Record Holder, provided that such shares of the SF Portfolios are held as capital assets. In addition, the holding period and tax basis of the assets of the SF Portfolios in the hands of the respective Met Portfolios as a result of the Reorganizations will be the same as in the hands of the SF Portfolios immediately prior to the Reorganizations, and no gain or loss will be recognized by the Met Portfolios upon the receipt of the assets of the applicable SF Portfolio in exchange for voting stock of the Met Portfolio and the assumption by the Met Portfolio of the SF Portfolio's identified liabilities. Met Investors Series Trust believes that the Contract Owners will have no taxable income as a consequence of a Reorganization.

                                      RISKS

         Are the risk factors for the Portfolios the same?

         Yes. The risk factors are essentially the same due to the substantial similarities of the investment objectives and policies between the SF Portfolios and the corresponding Met Portfolios. The risks of each Met Portfolio are described in greater detail in the "Additional Information" section below.

         What are the primary risks of investing in each Portfolio?

         An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either an SF Portfolio or the corresponding Met Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Portfolios.

---------------------------------------- ------------------------------------------------------------------------
                                         Each  of the  following  Portfolios  is
                                          subject to Interest Rate Risk.
---------------------------------------- ------------------------------------------------------------------------
--------------------- ------------------ ------------------------------------------------------------------------
SF Equity             BlackRock Equity   Each normally invests at least 65% of its assets in common stocks, and each may invest up to 20% of their assets in U.S. government securities.
--------------------- ------------------ ------------------------------------------------------------------------
--------------------- ------------------ ------------------------------------------------------------------------
SF Government         BlackRock          Each normally invests at least 80% of its assets in debt securities
                      Government         and at least 65% of its assets in U.S. government securities; debt
                                         securities    selected    may   include
                                         residential        and       commercial
                                         mortgage-backed   securities,  such  as
                                         collateralized   mortgage   obligations
                                         ("CMOs")  and  GNMA  certificates;   in
                                         addition,  the current average weighted
                                         maturity for fixed income securities of
                                         the  Portfolio  is 5.65  years  and the
                                         duration of  Portfolio's  benchmark  is
                                         approximately 5.67 years currently.

--------------------- ------------------ ------------------------------------------------------------------------


         The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

---------------------------------------- ------------------------------------------------------------------------
                                         Each  of the  following  Portfolios  is
                                          subject to Market Risk.

---------------------------------------- ------------------------------------------------------------------------
--------------------- ------------------ ------------------------------------------------------------------------
SF Equity             BlackRock Equity   Each normally invests at least 65% of its assets in common stocks.
--------------------- ------------------ ------------------------------------------------------------------------



         A  Portfolio's  share  price can fall  because of weakness in the broad market, a particular industry,  or specific holdings.  The market as a whole can decline for many reasons,  including disappointing  corporate earnings,  adverse
political  or  economic  developments  here  or  abroad,   changes  in  investor
psychology,  or heavy institutional  selling. The prospects for an industry or a company may deteriorate.  In addition, an assessment by a Portfolio's Adviser of
particular   companies  may  prove  incorrect,   resulting  in  losses  or  poor
performance by those holdings,  even in a rising market.  A Portfolio could also miss  attractive  investment  opportunities  if its Adviser  underweights  fixed income markets or industries where there are significant returns, and could lose value if the Adviser  overweights fixed income markets or industries where there are significant declines.

---------------------------------------- ------------------------------------------------------------------------
                                         Each  of the  following  Portfolios  is
                                         subject to Investment Style Risk.

---------------------------------------- ------------------------------------------------------------------------
--------------------- ------------------ ------------------------------------------------------------------------
SF Equity             BlackRock Equity   Each is managed
                                         to  take  advantage  of  trends  in the
                                         domestic   stock   market   that  favor
                                         different  styles  of  stock  selection
                                         including value or growth stocks;  each
                                         emphasizes  securities  believed  to be
                                         undervalued.

--------------------- ------------------ ------------------------------------------------------------------------

         Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

---------------------------------------- ------------------------------------------------------------------------
                                         Each  of the  following  Portfolios  is
                                         subject to Market Capitalization Risk.

---------------------------------------- ------------------------------------------------------------------------
--------------------- ------------------ ------------------------------------------------------------------------
SF Equity             BlackRock Equity   Each initially
                                         screens for stocks from  companies with
                                         market  capitalizations  of at least $1
                                         billion.

--------------------- ------------------ ------------------------------------------------------------------------


         Stocks fall into three broad market  capitalization  categories--large, medium and small.  Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large  capitalization  companies  appear to be greatly out of  proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized  companies causing a Portfolio that invests in these  companies to increase in value more rapidly than a Portfolio that invests in larger,  fully-valued companies.  Larger, more established companies may also be unable to respond  quickly to new  competitive  challenges such as changes in technology and consumer  tastes.  Many larger  companies also may not be able to attain the high growth rate of successful smaller  companies,  especially during
extended  periods  of  economic   expansion.   Investing  in  medium  and  small
capitalization  companies  may be  subject  to  special  risks  associated  with narrower product lines, more limited  financial  resources,  smaller  management groups,  and a more limited  trading  market for their  stocks as compared  with larger companies.  Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

---------------------------------------- ------------------------------------------------------------------------
                                         Each  of the  following  Portfolios  is
                                         subject to Credit Risk.

---------------------------------------- ------------------------------------------------------------------------
--------------------- ------------------ ------------------------------------------------------------------------
SF Government         BlackRock          Each may select debt securities from categories including residential
                      Government         and commercial mortgage-backed securities such as CMOs and non-mortgage asset-backed securities.
--------------------- ------------------ ------------------------------------------------------------------------


         The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

---------------------------------------- ------------------------------------------------------------------------
                                         Each  of the  following  Portfolios  is
                                         subject  to  Mortgage-Related  Security
                                         Risk.

---------------------------------------- ------------------------------------------------------------------------
--------------------- ------------------ ------------------------------------------------------------------------
SF Government         BlackRock          Each may invest in  residential  and
                      Government         commercial  mortgage-backed   securities such as
                                         CMOs and GNMA certificates.

--------------------- ------------------ ------------------------------------------------------------------------

         Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

         Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the CMOs and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

---------------------------------------- ------------------------------------------------------------------------

                                          Each of the  following  Portfolios  is
                                         subject to Asset-Backed Security Risk.


---------------------------------------- ------------------------------------------------------------------------
--------------------- ------------------ ------------------------------------------------------------------------
SF Government         BlackRock          Each may invest in non-mortgage asset-backed securities.
                      Government

--------------------- ------------------ ------------------------------------------------------------------------

         Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

         Are there any other risks of investing in each Portfolio?

         As of the fiscal year ended July 31, 2000, the portfolio turnover rate for SF Government was 159%. Annual turnover rate of 100% or more is considered high and results in greater brokerage and other transaction costs which are borne by the Portfolio and its shareholders. It is not anticipated that the portfolio turnover rate for SF Equity Portfolio will exceed 100%.

                      INFORMATION ABOUT THE REORGANIZATIONS

Reasons for the Reorganizations

         The purpose of the Reorganizations is to reorganize the SF Portfolios into separate series of a Delaware business trust. The Reorganizations are part of an overall restructuring designed to provide the enhanced flexibility afforded by a Delaware business trust in comparison to the SF Portfolios' previous form of organization, operating efficiencies which will result from maintaining a single trust of investment portfolios to be offered in connection with the Insurance Company's insurance products and to employee benefit plans, and consistency across the entire group of those investment portfolios. To accomplish the restructuring, the holders of beneficial interests in shares of other portfolios of Security First Trust, as well as shareholders of various portfolios of another investment company in the MetLife family of funds, are also being asked to approve reorganizations of those portfolios into portfolios of Met Investors Series Trust.

         At a special meeting held on November 2, 2000, all of the Trustees of Security First Trust, including the Disinterested Trustees, considered and approved each Reorganization; they determined that the respective Reorganization was in the best interests of shareholders of SF Equity and SF Government, as applicable, and that the interests of existing shareholders of the SF Portfolios will not be diluted as a result of the transactions contemplated by the respective Reorganization.

         Security First Trust is organized as a Massachusetts business trust and Met Investors Series Trust is organized as a Delaware business trust. The principal reason for reorganizing the SF Portfolios as series of a Delaware business trust is the availability of certain advantages of Delaware law with respect to business trusts. The Delaware Business Trust Act (the "Delaware Act") has been specifically drafted to accommodate the unique governance needs of investment companies and provides that its policy is to give maximum freedom of contract to the trust instrument of a Delaware business trust.

         Under the Delaware Act, a shareholder of a Delaware business trust is entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in Massachusetts. As a result, Delaware law is generally considered to afford more protection against potential shareholder liability than is afforded to shareholders of Massachusetts business trusts. See "Comparative Information on Shareholders' Rights - Shareholder Liability". Similarly, Delaware law provides that, should a Delaware trust issue multiple series of shares, each series will not be liable for the debts of another series, another potential though remote risk in the case of other business trusts, including those, such as Security First Trust, that are organized under Massachusetts law.

         Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Act, are among the nation's most highly respected and have an expertise in corporate matters which in part grew out of the fact that Delaware legal issues are concentrated in the Court of Chancery where there are no juries and where judges issue written opinions explaining their decisions. Accordingly, there is a well established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

         There are other advantages that may be afforded by a Delaware business trust. Under Delaware law, the Met Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees of Met Investors Series Trust will have the power to incorporate the Trust, to merge or consolidate it with another entity, to cause each series to become a separate trust, and to change the Trust's domicile without a shareholder vote. This flexibility could help to assure that Met Investors Series Trust operates under the most advanced form of organization and could reduce the expense and frequency of future shareholder meetings for non-investment related issues.

         Before approving the Plans, the Trustees evaluated extensive information provided by the management of Security First Trust and Met Investors Series Trust and reviewed various factors about the Portfolios and the proposed Reorganizations. The Trustees considered among other things:

o the advantages which apply to operating each Portfolio as a series of a Delaware business trust as compared to operating each Portfolio as a series of a Massachusetts business trust;

o        the terms and conditions of each Reorganization;

o the fact that the Reorganizations would not result in the dilution of shareholders' interests;

o the effect of the Reorganizations on the Contract Owners and the value of their Contracts, and the anticipated availability of a broader array of investment choices to Contract Owners of portfolios in the Met Investors Series Trust;

o the expense ratios, fees and expenses of the SF Portfolios and the anticipated expense ratios, fees and expenses of the respective Met Portfolios;

o                 the fact  that each SF  Portfolio  and the  corresponding  Met
                  Portfolio   have   identical    investment    objectives   and
                  substantially identical principal investment strategies;

o the fact that Met Investors Advisory Corp. (formerly known as Security First Investment Management Corporation) is the Manager for the Met Portfolios and the investment adviser to the SF Portfolios and would manage the Portfolios in essentially the same manner;

o the fact that the Reorganizations will provide continuity of money management for shareholders because the sub-adviser for the SF Portfolios will be the sub-adviser of the Met Portfolios and the same individuals will continue as portfolio managers of the Met Portfolios;

o the fact that MetLife or an affiliate of MetLife will bear the expenses incurred by the SF Portfolios and the Met Portfolios in connection with the Reorganizations;

o the benefits to shareholders, including operating efficiencies, to be achieved from participating in the restructuring of the investment portfolios to be offered in connection with the Insurance Company's insurance products and to employee benefit plans;

o the fact that each Met Portfolio will assume the identified liabilities of the respective SF Portfolio;

o the fact that each Reorganization is expected to be tax free for federal income tax purposes; and

o alternatives available to shareholders of the SF Portfolios, including the ability to redeem their shares.

         During their consideration of the Reorganizations, the Trustees met with Trust counsel regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of Security First Trust concluded that the proposed Reorganizations would be in the best interests of the respective SF Portfolio and its shareholders. Consequently, they approved the Plans and directed that the Plans be submitted to shareholders of the SF Portfolios for approval.

         The Trustees of Met Investors Series Trust have also approved the Plans on behalf of the respective Met Portfolios.

Agreements and Plans of Reorganization

         The following summary is qualified in its entirety by reference to the Plans (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

         Each Plan provides that all of the assets of the respective SF Portfolio will be acquired by the corresponding Met Portfolio in exchange for Class A shares of the Met Portfolio and the assumption by the Met Portfolio of the identified liabilities of the SF Portfolio on or about February 5, 2001 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, each SF Portfolio will endeavor to discharge all of its known liabilities and obligations. A Met Portfolio will not assume any liabilities or obligations of the respective SF Portfolio other than those reflected in an unaudited statement of assets and liabilities of the SF Portfolio prepared as of the close of regular trading on the New York Stock
Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time").

         The number of full and fractional Class A shares of the Met Portfolio to be received by the shareholders of the corresponding SF Portfolio will be determined by multiplying the number of outstanding full and fractional shares of the SF Portfolio by a factor which shall be computed by dividing the net asset value per share of the SF Portfolio by the net asset value per share of the Class A shares of the Met Portfolio. These computations will take place as of the Valuation Time. The net asset value per share will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.


         Investors Bank & Trust Company, the custodian for the Met Portfolios, will compute the value of each SF Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the "Additional Information" section below relating to the Met Portfolios, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.


         As soon after the Closing Date as conveniently practicable, each SF Portfolio will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of voting stock of the corresponding Met Portfolio received by the SF Portfolio. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the SF Portfolio's shareholders on the corresponding Met Portfolio's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of voting stock of the Met Portfolio due to the SF Portfolio's shareholders. All issued and outstanding shares of each SF Portfolio will be canceled. The shares of voting stock of each Met Portfolio to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, each SF Portfolio will be terminated.

         The consummation of each Reorganization is subject to the conditions set forth in the respective Plan, including approval by the SF Portfolio's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of an SF Portfolio's shareholders, a Plan may be terminated (a) by the mutual agreement of the SF Portfolio and the corresponding Met Portfolio; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not a Reorganization is consummated, MetLife or an affiliate of MetLife will pay the expenses incurred by an SF Portfolio and the corresponding Met Portfolio in connection with that Reorganization (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by the SF Portfolio, the corresponding Met Portfolio or their shareholders.

         If an SF Portfolio's shareholders do not approve the respective Reorganization, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences


         Each Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Met Investors Series Trust believes that the Contract Owners will have no taxable income as a consequence of a Reorganization. As a condition to the closing of a Reorganization, the Met Portfolio, the SF Portfolio and the Record Holder will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:


         (1) The transfer of all of the assets of the SF Portfolio solely in exchange for shares of voting stock ("voting stock") of the corresponding Met Portfolio and the assumption by the Met Portfolio of the identified liabilities of the SF Portfolio followed by the distribution of the Met Portfolio's voting stock to the Record Holder of the SF Portfolio in dissolution and liquidation of the SF Portfolio, will constitute a "reorganization" within the meaning of section 368(a)(1)(F) of the Code, and the Met Portfolio and the SF Portfolio will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by the Met Portfolio upon the receipt of the assets of the SF Portfolio solely in exchange for the voting stock of the Met Portfolio and the assumption by the Met Portfolio of the identified liabilities of the SF Portfolio;

         (3) No gain or loss will be recognized by the SF Portfolio on the transfer of its assets to the Met Portfolio in exchange for the Met Portfolio's voting stock and the assumption by the Met Portfolio of the identified liabilities of the SF Portfolio or upon the distribution (whether actual or constructive) of the Met Portfolio's voting stock to the SF Portfolio's Record Holder in exchange for its shares of the SF Portfolio;

         (4) No gain or loss will be recognized by the SF Portfolio's Record Holder upon the exchange of its shares of the SF Portfolio for voting stock of the Met Portfolio in liquidation of the SF Portfolio;

         (5) The aggregate tax basis of the voting stock of the Met Portfolio received by each Record Holder of the SF Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the SF Portfolio held by such Record Holder immediately prior to the Reorganization, and the holding period of the voting stock of the Met Portfolio received by each Record Holder of the SF Portfolio will include the period during which the shares of the SF Portfolio exchanged therefor were held by such Record Holder (provided that the shares of the SF Portfolio were held as a capital asset on the date of the Reorganization); and

(6) The tax basis of the assets of the SF Portfolio acquired by the Met Portfolio will be the same as the tax basis of such assets to the SF Portfolio immediately prior to the Reorganization, and the holding period of such assets in the hands of the Met Portfolio will include the period during which the assets were held by the SF Portfolio.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Reorganization is consummated but does not qualify as a tax free reorganization under the Code, the Record Holder of the respective SF Portfolio would recognize a taxable gain or loss equal to the difference between its tax basis in its Portfolio shares and the fair market value of the shares of the Met Portfolio it received.

Pro-forma Capitalization

         The following tables set forth the capitalization of the SF Portfolios as of June 30, 2000 and the capitalization of the corresponding Met Portfolios on a pro forma basis as of that date, giving effect to the proposed acquisitions of assets at net asset value. As newly created series of Met Investors Series Trust, each Met Portfolio, immediately preceding the Closing Date, will have nominal assets and liabilities. The pro forma data reflects an exchange ratio of
1.00 Class A share of each Met Portfolio issued for each share of the respective SF Portfolio. It is anticipated that as of the Closing Date, no Class B shares of the Met Portfolios will be outstanding.

                           Capitalization of SF Equity

                        and BlackRock Equity (Pro Forma)

 ----------------------- ------------------------- ---------------------------
                                SF Equity           BlackRock Equity (Class
                                                   A) (After Reorganization)

 Total Net Assets        $59,805,420               $59,805,420
 Net Asset Value Per     $8.99                     $8.99
 Share
 Shares Outstanding      6,655,507                 6,655,507
 ----------------------- ------------------------- ---------------------------


                         Capitalization of SF Government

                      and BlackRock Government (Pro Forma)

 ----------------------- ------------------------- ---------------------------
                              SF Government          BlackRock Government
                                                       (Class A) (After

                                                        Reorganization)

 Total Net Assets        $32,487,985               $32,487,985
 Net Asset Value Per     $5.05                     $5.05
 Share
 Shares Outstanding      6,431,293                 6,431,293
 ----------------------- ------------------------- ---------------------------


Distribution of Shares

         All portfolios of Security First Trust sell shares only to the separate accounts of life insurance companies (including the Insurance Company) as a funding vehicle for the Contracts offered by those insurance companies, and to qualified pension and retirement plans. Each SF Portfolio offers only one class of shares. Expenses of the Trust are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Security First Contracts Prospectus describes all fees and charges relating to a Contract.)

         Like Security First Trust, Met Investors Series Trust does not sell its shares directly to the public. The Trust continuously sells shares of each Met Portfolio only to Insurance Company separate accounts and to qualified pension and employee profit-sharing plans. It may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of the Trust. MetLife Distributors, Inc. ("MDI"), an indirect wholly-owned subsidiary of MetLife, serves as the distributor for Met Investors Series Trust's shares. MDI distributes each Met Portfolio's shares directly and through broker-dealers, banks, or other financial intermediaries. Each Met Portfolio currently offers two classes of shares: Class A and Class B. (Class B is not part of the Reorganizations.) Each class has a separate distribution arrangement and bears its own distribution expenses, if any.

         In the proposed Reorganizations, shareholders of each SF Portfolio will receive Class A shares of the corresponding Met Portfolio. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of the Met Portfolios. Class A shares are only available to certain classes of investors, such as shareholders who receive shares of a Met Portfolio in the Reorganizations, and for additional purchases under a shareholder's existing Contract. In connection with each Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which the Met Portfolios serve as investment vehicles. More detailed descriptions of the Class A shares and the distribution arrangements applicable to this class of shares are contained in the "Additional Information" section below relating to the Met Portfolios.

Purchase and Redemption Procedures

         The Security First Contracts Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of the SF Portfolios. No fee is charged by an SF Portfolio for selling (redeeming) shares. The Contracts Prospectus describes whether the Insurance Company charges any fees for redeeming your interest in a Contract. The SF Portfolios buy or sell shares at net asset value per share of each Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

         MDI places orders for the purchase or redemption of shares of each Met Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for each Portfolio determined on that same date, without the imposition of any sales commission or redemption charge.

Exchange Privileges

         The Security First Contracts Prospectus indicates whether the Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by Security First Trust or Met Investors Series Trust.

Dividend Policy

         The SF Portfolios and the Met Portfolios have the same distribution policy. Each SF Portfolio and each Met Portfolio declares and distributes its dividends from net investment income to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio. Dividends and distributions paid on an SF Portfolio are automatically reinvested in additional shares of the Portfolio, unless a shareholder elects to have dividends and/or distributions paid in cash.


         The SF Portfolios have each qualified and intend to continue to qualify, and the Met Portfolios expect to qualify in their initial year, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to the Record Holder, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to the Record Holder.


                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

         As a Delaware business trust, the operations of Met Investors Series Trust will be governed by its Agreement and Declaration of Trust and By-Laws, and applicable Delaware law, rather than by the Declaration of Trust and By-Laws of Security First Trust and Massachusetts law. The Agreement and Declaration of Trust and the Declaration of Trust are each referred to in this Prospectus/Proxy Statement as a "Declaration of Trust." As discussed below, certain of the differences between Security First Trust and Met Investors Series Trust derive from provisions of Met Investors Series Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of Met Investors Series Trust's Declaration of Trust and By-Laws, without charge, upon written request to Met Investors Series Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

Form of Organization

         As noted above, Security First Trust is organized as a Massachusetts business trust, and Met Investors Series Trust is organized as a Delaware business trust. Both Security First Trust and Met Investors Series Trust are open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of Security First Trust consist of the SF Portfolios and other mutual funds of various asset classes; the series of Met Investors Series Trust consist of the Met Portfolios and other mutual funds of various asset classes. Security First Trust and Met Investors Series Trust currently offer shares of their portfolios to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by the Insurance Company and to qualified pension and retirement plans. Each Trust is governed by its Declaration of Trust, By-Laws, and a Board of Trustees, and by applicable Massachusetts or Delaware and federal law.


         The Board of Trustees of Met Investors Series Trust is currently comprised of Jack R. Borsting, who serves as a Trustee of Security First Trust, and seven other individuals who do not serve as Trustees of Security First Trust. Accordingly, most of the Trustees who have ultimate responsibility for the oversight and management of the Met Portfolios are different. Information with respect to the current Trustees of Met Investors Series Trust, including compensation received, is set forth in the Statement of Additional Information dated December 15, 2000 which relates to this Prospectus/Proxy Statement and the Reorganizations.


Capitalization

         The beneficial interests in Security First Trust are represented by an unlimited number of transferable shares of beneficial interest, without par value, and may be divided into various series. The beneficial interests in Met Investors Series Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The Declaration of Trust of each of Security First Trust and Met Investors Series Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each SF Portfolio and by each Met Portfolio.

         Shares of each SF Portfolio are offered in only one class and represent an equal proportionate interest in the Portfolio. Shares of each Met Portfolio are currently offered in Class A and Class B (Class B is not part of the Reorganizations). Shares of the classes of each Met Portfolio represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each SF Portfolio and each Met Portfolio are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each SF Portfolio and each Met Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Met Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

         Shareholders of Security First Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of Security First Trust. However, the Declaration of Trust of Security First Trust contains an express disclaimer of shareholder liability and states that notice of such disclaimer may be given in each agreement entered into or executed by Security First Trust or the Trustees of the Trust. The Declaration of Trust also provides for shareholder indemnification out of the assets of the Trust.

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists under Massachusetts law. As a result, Delaware law is generally considered to afford additional protection against potential shareholder liability.

         To the extent that Met Investors Series Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of Met Investors Series Trust to liability. To guard against this risk, the Declaration of Trust of Met Investors Series Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Met Investors Series Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Met Investors Series Trust is remote.

Shareholder Meetings and Voting Rights

         Neither Security First Trust on behalf of each SF Portfolio nor Met Investors Series Trust on behalf of each Met Portfolio is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of either Trust. Under the By-Laws of Security First Trust, a special meeting of shareholders of the Trust may also be called in writing by shareholders holding at least 51% of the outstanding shares of the Trust. In addition, each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of either Trust.

         The By-Laws of Security First Trust provide that the holders entitled to cast a majority of the votes at any shareholders' meeting constitute a quorum for consideration of a matter at a shareholders' meeting. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to Met Investors Series Trust, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of Security First Trust requires the affirmative vote of a majority of the votes cast at a meeting duly called and at which a quorum is present, subject to applicable law or the Declaration of Trust. For Met Investors Series Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of Security First Trust may be removed by a vote or a written declaration of two-thirds of the shares outstanding and entitled to vote, or for cause by a vote of two-thirds of the remaining Trustees. A Trustee of Met Investors Series Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust of each Trust, each whole share of beneficial interest of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote. Each $100 of the account value of a variable life insurance policy allocated to a Met Portfolio is entitled to one vote and fractional votes are counted.

         The Declaration of Trust of Security First Trust requires shareholder approval to (1) change the Trust to a corporation or other organization, (2) terminate the Trust, or (3) merge the Trust into another entity, or sell, lease or exchange the assets of a Portfolio; the Trustees may abolish a series or class only if no shares of that series or class are outstanding. The Trustees of Security First Trust may, however, combine series or classes of shares with other series or classes of shares without shareholder approval, provided that in a combination of series the relative net asset value of the affected shares is preserved. The Declaration of Trust of Met Investors Series Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of Met Investors Series Trust may also terminate the Trust, a Portfolio, or a class of shares upon written notice to the shareholders.


         Under the 1940 Act, absent exemptive relief from the SEC, all investment advisory contracts of either Security First Trust or Met Investors Series Trust must be approved by shareholders. As further described in "Additional Information - The Adviser", Met Investors Series Trust and the Manager have filed an application with the SEC seeking an order, which among other things, would permit the Manager to retain or terminate an unaffiliated Adviser to a Portfolio without shareholder approval. No assurances can be given that the Trust and the Manager will receive the requested order.


Liquidation

         Upon liquidation of Security First Trust or a Portfolio, after paying all liabilities, the Trustees of the Trust may distribute the remaining Trust property or the property of any liquidated Portfolio among the shareholders of the Trust or Portfolio according to their respective rights. In the event of the liquidation of Met Investors Series Trust, a Met Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Portfolio or attributable to the class over the liabilities belonging to the Trust, the Portfolio or attributable to the class. In either case, the assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution.

Liability and Indemnification of Trustees

         Under the Declaration of Trust of Met Investors Series Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met. The Declaration of Trust and By-Laws of Security First Trust contain similar provisions.

         The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust of Met Investors Series Trust and Security First Trust, their By-Laws and Delaware or Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware or Massachusetts law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING


         This Prospectus/Proxy Statement is being sent to shareholders of SF Equity and SF Government in connection with a solicitation of voting instructions by the Trustees of Security First Trust, to be used at the Special Meeting of Shareholders (the "Meeting) to be held at 10:30 a.m. Pacific Time, January 26, 2001, at the offices of Met Investors Series Trust, 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of the SF Portfolios on or about December 15, 2000.

         The Board of Trustees of Security First Trust has fixed the close of business on November 27, 2000 as the record date (the "Record Date") for determining the shareholders of the SF Portfolios entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Company, through its separate account, owns all the shares of each SF Portfolio and is the shareholder of record of each such Portfolio at the close of business on the Record Date. The Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of an SF Portfolio. The Insurance Company has undertaken to vote its shares of an SF Portfolio for the Contract Owners of that Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, the Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.


         The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of each SF Portfolio held in a separate account with respect to that particular Contract. In voting for a Reorganization, each full share is entitled to one vote and any fractional share is entitled to a fractional vote.

         The close of business on January 19, 2001 is the last day on which voting instructions for the Meeting will be accepted by the Insurance Company. Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to your Insurance Company at any time prior to the close of business on January 19, 2001, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.


         If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, transmit your voting instructions by fax or by the Internet or attend in person and provide your voting instructions to the Insurance Company. (Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.)


         If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted in accordance with the instructions marked on the returned voting instructions form.

o Unless instructions to the contrary are marked on the voting instructions form, it will be voted FOR a proposed Reorganization and FOR any other matters deemed appropriate.

o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR a proposed Reorganization and FOR any other matters deemed appropriate.


         Interests in Contracts for which no timely voting instructions are received will be voted in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate.

         Shares which represent interests in a particular SF Portfolio vote separately on the Reorganization and those matters pertaining only to that Portfolio. Approval of a Reorganization will require the affirmative vote of a majority of the votes of SF Equity or SF Government, as applicable, cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast a majority of the votes at any shareholders' meeting). As of the Record Date, the sole shareholder of record of Security First Trust was the Insurance Company. Since the Insurance Company is the legal owner of the shares, attendance by the Insurance Company at the Meeting will constitute a quorum under the Declaration of Trust of Security First Trust.

         Voting instructions solicitations will be made primarily by mail, but beginning on or about January 3, 2001 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Met Investors Advisory Corp. (formerly known as Security First Investment Management Corporation), the investment adviser of Security First Trust and the Manager of Met Investors Series Trust, its affiliates or other representatives of the SF Portfolios (who will not be paid for their soliciting activities). In addition, voting instructions solicitations may be made by ALAMO Direct, the SF Portfolios' proxy solicitor. The estimated cost of the voting instructions solicitation is approximately $__________. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by MetLife or an affiliate of MetLife. Neither Security First Trust nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

         If shareholders of an SF Portfolio do not vote to approve the applicable Reorganization, the Trustees of Security First Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve a Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holder may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to a proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of Security First Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holder or Contract Owners for federal income tax purposes. In addition, if a
Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.


         Security First Trust does not hold annual shareholder meetings. If a Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Security First Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

         The votes of the shareholders of the Met Portfolios are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganizations.

Shareholder Information


         The Record Holder of each SF Portfolio at the close of business on November 27, 2000 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of the applicable SF Portfolio owned as of the Record Date. As of the Record Date, the total number of shares of each SF Portfolio outstanding and entitled to vote was as follows:



                   ----------------------------------- ----------------------

                                                        Number of Shares


                   SF Equity                           6,386,160
                                                       =========

                   ----------------------------------- -----------------------


                   ----------------------------------- -----------------------
                                                       Number of Shares


                   SF Government                       6,145,006
                                                       =========

                   ----------------------------------- ------------------------

         As of November 27, 2000, the officers and Trustees of Security First Trust and of Met Investors Series Trust beneficially owned as a group less than 1% of the outstanding shares of each SF Portfolio and each Met Portfolio, respectively.


Control Persons and Principal Holders of Securities


                   On November 27, 2000 to the knowledge of the Trustees and management of Security First Trust, Security First Life Separate Account A owned of record 100% of the shares of SF Equity and 100% of the shares of SF Government.

         The Insurance Company has advised Security First Trust that as of November 27, 2000 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the voting securities of the Trust.

         As of the date of this Prospectus/Proxy Statement Security First Life Insurance Company owned 100% of the outstanding shares of Met Investors Series Trust and as a result may be deemed to be a control person with respect to the Trust.


                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Security First Trust relating to SF Equity and SF Government, for the year ended as of July 31, 2000, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of BlackRock Equity and BlackRock Government will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION


         Security First Trust is, and Met Investors Series Trust will be, subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. Met Investors Series Trust has filed a registration statement with the SEC which will also be subject to the SEC's informational requirements when it becomes effective. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.



         The following  additional  information  supplements  information  about
BlackRock   Equity  and  BlackRock   Government   contained   elsewhere  in  the
Prospectus/Proxy Statement.


Principal Investment  Strategies


         Each Met Portfolio in this Prospectus/Proxy Statement is a mutual fund: a pooled investment that is professionally managed and that gives you the opportunity to participate in financial markets. Each Portfolio strives to reach its stated investment objective, which can be changed without shareholder approval. As with all mutual funds, there is no guarantee that a Portfolio will achieve its investment objective.

         The Adviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive fixed income yield opportunities, when the issuer's investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions, or for other investment reasons.

BlackRock Equity


         Under normal circumstances, the Portfolio invests at least 65% of its assets in common stocks. The Adviser uses the S&P 500 Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The Adviser seeks to own securities in all sectors, but can overweight or underweight securities within sectors as it identifies market opportunities.


         The Portfolio is managed in a way that takes advantage of trends in the domestic stock market that favor different styles of stock selection including value or growth stocks issued by all different sizes of companies (small, medium and large). The Adviser initially screens for "value" and "growth" stocks from the universe of companies with market capitalization above $1 billion. "Value" stocks are, in the Adviser's opinion, considered undervalued or worth more than their current price. "Growth" stocks have higher earnings that will, in the Adviser's opinion, lead to growth in stock prices. Whether screening growth or value stocks, the Adviser is seeking companies that are currently undervalued. The Adviser uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

         The Adviser generally will sell a stock when it reaches a target price, which is when the Adviser believes it is fully valued or when, in the Adviser's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.


          The Portfolio may also invest up to 20% of its total assets in U.S. government securities, including U.S. Treasury and agency obligations.


BlackRock Government


         The Portfolio normally invests at least 80% of its total assets in debt securities and at least 65% of its total assets in U.S. government securities which are securities that are primary obligations of or guaranteed by the U.S. government and its agencies. These securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds. Securities purchased by the Portfolio are rated in the highest rating category (AAA by Standard & Poor's Ratings Services ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's")) at the time of purchase or are determined by the Adviser to be of comparable quality.


         The Adviser evaluates categories of the government/agency market and individual debt securities within these categories. The Adviser selects debt securities from several categories including: U.S. Treasuries and agency securities, residential and commercial mortgage-backed securities (including collateralized mortgage obligations and GNMA certificates) and asset-backed securities. Securities are purchased for the Portfolio when the Adviser determines that they have the potential for above-average current income.

         The Portfolio's current average weighted maturity for its fixed income securities is 5.65 years. The Adviser will normally attempt to structure the Portfolio's investment securities to have comparable duration to its benchmark, the Lehman Brothers Intermediate Government Bond Index. Currently, the benchmark's duration is 5.67 years. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. While average maturity measures the average final payable dates of debt instruments, average duration measures how long the debt securities can be expected to be held, regardless of the technical maturity date.

Additional Investment Strategies

         In addition to the principal investment strategies discussed above, a Met Portfolio, as indicated, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The Statement of Additional Information relating to this Prospectus/Proxy Statement provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. Although a Met Portfolio that is not identified below in connection with a particular strategy or technique generally has the ability to engage in such a transaction, the Adviser currently intends to invest little, if any, of the Portfolio's assets in that strategy or technique. (Please note that some of these strategies may be a principal investment strategy for a particular Portfolio and consequently are also described above.)

         The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus/Proxy Statement.

Convertible Securities. (BlackRock Equity)
----------------------

         Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

         Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

Depositary Receipts. (BlackRock Equity)
-------------------

         Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

         These instruments are subject to market risk and foreign investment risk.

          Foreign Investment Risk. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

         These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         Foreign markets may be less liquid and more volatile than U.S. markets.


         Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.


         Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Derivatives. (BlackRock Equity and BlackRock Government)
-----------

         Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

         Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

         Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

         Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

         Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

         Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

Dollar Roll Transactions. (BlackRock Government)
------------------------


         Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.


         If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

Forward Commitments, When-Issued and Delayed Delivery Securities. (BlackRock Government)



         Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.


High Quality Short-term Debt Obligations including Bankers' Acceptances, Commercial Paper, Certificates of Deposit and Eurodollar Obligations issued or guaranteed by Bank Holding Companies in the U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes issued by U.S. and Foreign Corporations. (BlackRock Equity and BlackRock Government)


         Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

     Eurodollar obligations are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions.

         Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

         These instruments are subject to credit risk, interest rate risk and foreign investment risk.

Illiquid and Restricted Securities. (BlackRock Government)
----------------------------------


         The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale.


         If the Portfolio buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

Interest Rate Transactions. (BlackRock Government)
--------------------------


         Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by the Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.


         There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

Investment Grade Debt Securities. (BlackRock Equity)
--------------------------------


         Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.


Investments in Other Investment Companies including Passive Foreign Investment Companies. (BlackRock Government)


         When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

         Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

Repurchase Agreements. (BlackRock Equity and BlackRock Government)
---------------------

         Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

         Repurchase agreements involve credit risk, i.e. the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Short Sales. (BlackRock Government)
-----------

         Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

         The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

Zero-coupon Bonds.  (BlackRock Government)
-----------------


         Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to their holder during their life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.


         These securities are subject to credit risk and interest rate risk.

Downgrades in Fixed Income Debt Securities

         Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

Management

         Met Investors Series Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and the Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

The Adviser


         Met Investors Series Trust and the Manager have filed an application requesting an exemptive order from the SEC that will permit the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for the existing Adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of the existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in a proxy statement. The exemptive order would also permit disclosure of fees paid to multiple unaffiliated investment advisers of a Portfolio on an aggregate basis only. There is no assurance that the SEC will grant the Met Investors Series Trust's and the Manager's application. If the SEC grants the exemptive application, the requested order will become effective without the need for further shareholder approval.


         The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to the Adviser.

Taxes


         Each Met Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to the Record Holder. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.


         Shares of each Portfolio are currently offered only to the separate accounts of the Insurance Company and to qualified pension and retirement plans. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the respective prospectuses for the Contracts.


         Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests.


         The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and its shareholders; see the Statement of Additional Information relating to this Prospectus/Proxy Statement for a more detailed discussion. Shareholders are urged to consult their tax advisers.

Report to Policyholders

         The fiscal year of each Portfolio ends on December 31 of each year. Met Investors Series Trust will send its shareholders, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to shareholders each year.

Sales and Purchases of Shares

         Met Investors Series Trust does not sell its shares directly to the public. Met Investors Series Trust continuously sells shares of each Portfolio only to the separate accounts of the Insurance Company and to qualified pension and profit-sharing plans. It could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

Purchase and Redemption of Shares

         MDI is the principal underwriter and distributor of the Contracts. MDI places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date.

         Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. (However, certain sales or other charges may apply to the Contracts, as described in the respective Contract prospectuses.)

Right to Restrict Transfers


         Neither Met Investors Series Trust nor the Contracts are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. The Insurance Company, in coordination with the Trust's Manager, the Adviser, and the Trust's other investment advisers, reserves the right to temporarily or permanently refuse exchange requests if, in its judgment, a Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Portfolio and therefore may be refused. Investors should consult their Contract prospectus for information on other specific limitations on the transfer privilege.


Valuation of Shares


         Each Met Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NSYE is open.


         Net asset value of a Met Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

         Except for money market instruments maturing in 60 days or less, securities held by the Portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Valuation Committee of Met Investors Series Trust's Board of Trustees.


         Money market instruments maturing in 60 days or less are valued on the amortized cost basis.


                                 OTHER BUSINESS

         The Trustees of Security First Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of voting instructions will vote thereon in accordance with their judgment.

 THE TRUSTEES OF SECURITY FIRST TRUST RECOMMEND APPROVAL OF EACH PLAN AND ANY UNMARKED VOTING INSTRUCTIONS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF SUCH PLAN.


December 15, 2000

                                                                Exhibit A

                                     FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 8th day of December, 2000, by and between Met Investors Series Trust, a Delaware business trust with its principal place of business at 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660 (the "Trust"), with respect to its


 Portfolio series (the "Acquiring Fund"), and Security First Trust, a Massachusetts business trust with its principal place of business at 11365 West Olympic Boulevard, Los Angeles, California 90064 ("Security First"), with respect to its Series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS, the Trustees of Security First have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Agreement and Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by Investors Bank & Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about February 5, 2001 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Trust, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. The Bank of New York, as transfer agent for the Selling Fund at the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Investors Bank & Trust Company, its transfer agent, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Security First or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Security First's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at July 31, 2000 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since July 31, 2000 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment income and realized capital gains and has met the diversification requirements of Section 817 (h) of the Code and the rules thereunder.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (f) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise.

                  (g) At the Closing Date, there will not be any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (j) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (l) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (m) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL BY SHAREHOLDERS. Security First will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Deloitte & Touche LLP and certified by Security First's President, Vice President or Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Agreement and Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only  insofar as they relate to the  Acquiring  Fund,  the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of Security First and the Selling Fund.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Security First's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Security First.

     7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Richard C. Pearson, Esq., President of Security First, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Security First's Declaration of Trust or By-laws, or to the knowledge of such counsel, any provision of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) To the knowledge of such counsel, there are no legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.


         Such counsel shall also state that he has participated in conferences with officers and other representatives of the Selling Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although he is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (f) of his above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of Security First's officers and other representatives of the Selling Fund), no facts have come to his attention that lead him to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Acquiring Fund, contained in the Prospectus/Proxy Statement or Registration Statement, and that such opinion is solely for the benefit of the Trust and the Acquiring Fund.


         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Richard C. Pearson, Esq. appropriate to render the opinions expressed therein and shall indicate, with respect to matters of Massachusetts law that as Mr. Pearson is not admitted to the bar of Massachusetts, such opinions are based either upon the review of published statutes, cases and rules and regulations of the Commonwealth of Massachusetts or upon an opinion of Massachusetts counsel.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Security First's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund or the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.5.

         8.6 The Acquiring Fund shall have received from Deloitte & Touche LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from Deloitte & Touche LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.7 The Selling Fund shall have received from Deloitte & Touche LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Metropolitan Life Insurance Company or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement;
(b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

     (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, Security First, the respective Trustees, or officers, to the other party or its Trustees, or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to both Security First and the Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts, in the case of Security First, and Delaware, in the case of the Trust, which are hereby referred to and are also on file at the principal offices of Security First or, as the case may be, the Trust. The obligations of Security First or of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of Security First or the Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of Security First or, as the case may be, the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                          SECURITY FIRST TRUST ON BEHALF OF
                                           SERIES
                                          By:


                                          Name: Richard C. Pearson



                                          Title: President

                                        MET INVESTORS SERIES TRUST ON BEHALF OF
                                          PORTFOLIO

                                         By:

                                         Name: Elizabeth M. Forget

                                         Title: President

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                             BLACKROCK EQUITY SERIES
                                       and
                     BLACKROCK U.S. GOVERNMENT INCOME SERIES

                                    series of

                              SECURITY FIRST TRUST
                          11365 West Olympic Boulevard
                          Los Angeles, California 90064
                                 (800) 283-4536

                        By and In Exchange For Shares of

                           BLACKROCK EQUITY PORTFOLIO
                                       and
                   BLACKROCK U.S. GOVERNMENT INCOME PORTFOLIO

                                    series of

                           MET INVESTORS SERIES TRUST
                            610 Newport Center Drive
                                   Suite 1350
                         Newport Beach, California 92660
                                 (800) 848-3854


         This Statement of Additional Information, dated December 15, 2000, relating specifically to the proposed transfer of the assets and liabilities of BlackRock Equity Series and BlackRock U.S. Government Income Series (each an "SF Portfolio" and together the "SF Portfolios"), series of Security First Trust, to BlackRock Equity Portfolio and BlackRock U.S. Government Income Portfolio, respectively (each a "Met Portfolio" and together the "Met Portfolios"), series of Met Investors Series Trust, in exchange for Class A shares of beneficial interest, $.001 par value per share, of the corresponding Met Portfolio (to be issued to holders of shares of an SF Portfolio), consists of the information set forth below pertaining to the Met Portfolios and the following described documents, each of which is attached hereto and incorporated by reference herein:


          (1) The Statement of Additional Information of the SF Portfolios dated November 30, 2000; and

          (2)  Annual  Report of the SF  Portfolios  for the year ended July 31,
               2000.



         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of the Met Portfolios and the SF Portfolios dated December 15, 2000. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Met Portfolios or the SF Portfolios at the telephone numbers or addresses set forth above.


                       INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus.

Asset-Backed Securities (BlackRock Equity and BlackRock U.S. Government Income Portfolios)


         Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

         Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

         The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

Convertible Securities  (BlackRock Equity Portfolio)
----------------------

         The Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which the Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

         Subsequent to purchase by the Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase to that Portfolio. Neither event will require the sale of such securities, although the Portfolio's investment adviser will consider will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Depositary Receipts  (BlackRock Equity Portfolio)
-------------------

         The Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Because American Depositary Receipts are listed on a U.S. securities exchange, the Portfolio's investment adviser does not treat them as foreign securities. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

Dollar Roll Transactions  (BlackRock U.S. Government Income Portfolio)
------------------------

         The Portfolio may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates, other mortgage-backed securities or other fixed income securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The
Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Portfolio agrees to buy a security on a future date.

         The Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

         Dollar rolls are treated for purposes of the Investment Company Act of 1940, as amended ("1940 Act") as borrowings of the Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Portfolio. For example, while the Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although the Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to the Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar and Yankee Dollar Obligations (BlackRock Equity and BlackRock U.S. Government Income Portfolios)


     Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Floaters  (BlackRock U.S. Government Income Portfolio)
---------

         The Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

Foreign Securities  (BlackRock Equity Portfolio)
------------------

         The Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. The Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject the Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

         Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

         The value of foreign investments and the investment income derived from them may also be affected unfavorable by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

         Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

         Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

         The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

         The governmental members of these supranational entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

         The BlackRock Equity Portfolio does not expect that more than 5% of its total assets will be invested in foreign securities.

         Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         The Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

         Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio.

Forward Commitments, When-Issued and Delayed Delivery Securities (BlackRock Equity and BlackRock U.S. Government Income Portfolios)

         A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

High Yield/High Risk Debt Securities  (BlackRock Equity Portfolio)
------------------------------------

         Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the investment adviser's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

         In determining suitability of investment in a particular unrated security, the investment adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Hybrid Instruments  (BlackRock Equity Portfolio)
------------------

         Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment adviser to the Portfolio does not anticipate that such investments will exceed 5% of the Portfolio's total assets. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Illiquid Securities (BlackRock Equity and BlackRock U.S. Government Income Portfolios)


         Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Interest Rate Transactions (BlackRock U.S. Government Income and BlackRock Equity Portfolios)


         Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the investment advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

Investment Grade Corporate Debt Securities  (BlackRock Equity Portfolio)
------------------------------------------

         Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See the Appendix to this Statement of Additional Information for a description of the various securities ratings.

Money Market Securities (BlackRock Equity and BlackRock U.S. Government Income Portfolios)


         Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

         Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

         A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

         Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser.

Mortgage-Backed Securities (BlackRock U.S. Government Income and BlackRock Equity Portfolios)


         A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

         The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

         Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

         Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

         Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

Options and Futures Strategies (BlackRock Equity and BlackRock U.S. Government Income Portfolios)


         A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its investment adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. A Portfolio may utilize options or futures contracts and related options for other than hedging purposes to the extent that the aggregate initial margins and premiums do not exceed 5% of the Portfolio's net asset value; provided, however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

         The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

         Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

         A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Fund's custodian bank liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

         A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

         A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         No Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets

         Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If a Portfolio's investment adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's investment adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

         A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

         The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         A  Portfolio   may  purchase   interest   rate  futures   contracts  in
anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

         A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

         Options on Futures Contracts. A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

         In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract is range from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

         Limitations. A Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio. In addition, the BlackRock Equity Portfolio will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked-to-market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

         Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its investment adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's investment adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

Other Investment Companies  (Black Rock U.S. Government Income Portfolio)
--------------------------

         In connection with its investments in accordance with the various investment disciplines, the Portfolio may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act. The Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio.

         The Portfolio does not intend to invest in other investment companies unless, in the investment adviser's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, the Portfolio bears its ratable share of that investment company's expenses, including advisory and administration fees.

Portfolio Turnover

         While it is impossible to predict portfolio turnover rates, the investment adviser to the BlackRock U.S. Government Income Portfolio anticipates that portfolio turnover may exceed 200% per year, exclusive of dollar roll transactions. The portfolio turnover rate for BlackRock Equity Portfolio is not anticipated to exceed 100% per year. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

Preferred Stocks  (BlackRock Equity Portfolio)
----------------

         The Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Repurchase Agreements (BlackRock Equity and BlackRock U.S. Government Income Portfolios)


         Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution, but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Fund's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

Reverse Repurchase Agreements (BlackRock U.S. Government Income Portfolio)
-----------------------------

         The Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights and Warrants  (BlackRock Equity Portfolio)
-------------------

         The Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Securities  Loans  (BlackRock  Equity  and  BlackRock  U.S.   Government  Income
Portfolios)


         All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

         Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or investment adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's investment adviser to be of good standing and will not be made unless, in the judgment of the investment adviser, the consideration to be earned from such loans would justify the risk.

Short Sales (BlackRock Equity and BlackRock U.S. Government Income Portfolios)
------------

         A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

U.S. Government Securities (BlackRock Equity and BlackRock U.S. Government Income Portfolios)


         Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

                             INVESTMENT RESTRICTIONS

Fundamental Policies

         The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

         1.       Borrowing

         Each Portfolio may not borrow money, except to the extent permitted by applicable law.

         2.       Diversification

         Each Portfolio may not purchase a security if, as a result, with respect to 75% of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued on guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities.

         3.       Concentration

         Each Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S.
government, its agencies and instrumentalities, and repurchase agreements secured by such obligations.

         4.       Underwriting

         Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

         5.       Real Estate

         Each Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities.

         6.       Commodities

         Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

         7.       Loans

         Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

         8.       Senior Securities

         Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

Non-Fundamental Policies

         The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

         Each Portfolio may not:

         (1)      Purchase securities on margin, except that each Portfolio may:
                  (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

         (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

         (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

          (4) Invest in companies for the purpose of exercising management or control.

         The BlackRock Equity Portfolio will not invest more than 5% of the Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.

         With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Portfolio may also borrow up to an additional 5% of its total assets from banks or others. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

         With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

         With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, to not enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

         With respect to swaps, a Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's investment adviser.

                             PERFORMANCE INFORMATION

         Total return and yield will be computed as described below.

Total Return

         Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
 T = average annual total return
 n = number of years
 ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

         The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Yield

         From time to time, the Trust may quote the BlackRock U.S. Government Income Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

         The 30-day yield for the Trust's other fixed income Portfolios will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                              YIELD = 2[(a-b+1)6-1]

                                       cd

Where:            a =      dividends and interest earned during the period

                  b =     expenses accrued for the period (net of reimbursement)

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends

               d = the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance

         In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                             PORTFOLIO TRANSACTIONS

         Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Each Portfolio's Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, an Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or their Advisers with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Each Portfolio's investment adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio by supplementing the Adviser's research.

         An Adviser, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the Trust as a factor in the selection of broker-dealers. The Trust may direct the Manager to cause the Adviser to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement with the Manager ("Trust Expenses"); or (ii) finance activities that are primarily intended to result in the sale of Trust shares. At the discretion of the Board of Trustees, such resources may be used to pay or cause the payment of Trust Expenses or may be used to finance activities that are primarily intended to result in the sale of Trust shares.

         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

         The following table shows the amounts of brokerage commissions paid by each Portfolio's predecessor fund during the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998.

                                           Brokerage Commissions Paid

        Portfolio                        2000             1999            1998
         ---------                        ----             ----            ----
BlackRock Equity                        $97,806         $28,759         $109,018
BlackRock U.S. Government Income            0               0                0




                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers.

Trustees and Officers

         The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660.



                                                              Position(s)                  Principal Occupation(s)

Name, Age and Address                                     Held with Registrant                During Past 5 Years
---------------------                                     --------------------                -------------------

Elizabeth M. Forget*  (34)                             President and Trustee      Since July 2000, President of Met
==========================                             =====================
                                                                                   Investors Advisory Corp.; from June 1996
                                                                                   to July 2000, President and Director of
                                                                                   Marketing and Product Development of
                                                                                   Equitable Distributors, Inc.; from
                                                                                   September 1993 to June 1996, a Vice
                                                                                   President of Bankers Trust Company

Stephen M. Alderman  (41)                              Trustee                     Partner in the law firm of Garfield and
=========================                              =======                     =======================================
                                                                                   Merel, Ltd.

Jack R. Borsting  (71)                                 Trustee                     Since 1995, Executive Director, Center
======================                                 =======                     ======================================
                                                                                   for Telecommunications Management,
                                                                                   ==================================
                                                                                   University of Southern California;
                                                                                   ==================================
                                                                                   Director, Northrup Grumman Corp., Plato
                                                                                   =======================================
                                                                                   Learning, Inc. and Whitman Education Group
                                                                                   ==========================================

Gregory P. Brakovich*  (48)                            Trustee                     Since April 2000, Co-Chief Executive
===========================                            =======                     ====================================
                                                                                   Officer of Security First Group, Inc.,
                                                                                   ======================================
                                                                                   MetLife Distributors, Inc. and Met
                                                                                   ==================================
                                                                                   Investors Advisory Corp.; from April 1996
                                                                                   =========================================
                                                                                   to April 2000, Co-Chief Executive Officer
                                                                                   =========================================
                                                                                   and President of Equitable Distributors,
                                                                                   ========================================
                                                                                   Inc. and Senior Vice President of the
                                                                                   =====================================
                                                                                   Equitable Life Assurance Society of the
                                                                                   =======================================
                                                                                   United States; from February 1995 to
                                                                                   ====================================
                                                                                   April 1996, Managing Director, Bankers
                                                                                   ======================================
                                                                                   Trust Company
                                                                                   =============

Theodore A. Myers  (70)                                Trustee                     Since 1993, Financial Consultant; Trustee
=======================                                =======                     =========================================
                                                                                   of various Van Kampen American Capital

                                                                                   closed-end funds

Tod A. Parrott  (63)                                   Trustee                     Since June 1996, Managing Partner,
====================                                   =======                     ==================================
                                                                                   Rockaway Partners Ltd. (financial
                                                                                   =================================
                                                                                   consultants); from 1990 to May 1996,
                                                                                   ====================================
                                                                                   Executive Vice President of Pasadena
                                                                                   ====================================
                                                                                   Capital Corporation; Director, U.S. Stock
                                                                                   =========================================
                                                                                   Transfer Co.
                                                                                   ============

Dawn M. Vroegop  (34)                                  Trustee                     Since September 1999, Managing Director,
=====================                                  =======                     ========================================
                                                                                   Dresner RCM Global Investors; from July
                                                                                   =======================================
                                                                                   1994 to July 1999, Director, Schroder
                                                                                   =====================================
                                                                                   Capital Management International
                                                                                   ================================

Roger T. Wickers  (65)                                 Trustee                     Since 1995, retired; from 1980 to 1995,
======================                                 =======                     =======================================
                                                                                   Senior Vice President and General
                                                                                   =================================
                                                                                   Counsel, Keystone Group Inc. and the
                                                                                   ====================================
                                                                                   Keystone Group of Mutual Funds; from 1995
                                                                                   =========================================
                                                                                   to 1998, Chairman of the Board of
                                                                                   =================================
                                                                                   Directors of two American International
                                                                                   =======================================
                                                                                   Group mutual funds
                                                                                   ==================

Richard C. Pearson  (57)                               Vice President and          Since November 2000, Vice President,
========================                               ===================         ====================================
                                                       Secretary                   General Counsel and Secretary of Met
                                                       =========                   ====================================
                                                                                   Investors Advisory Corp.; since prior to

                                                                                   1995, President of Security First Group,

                                                                                   Inc. and officer of its subsidiaries

Mark Reynolds  (50)                                    Vice President, Chief       Since November 2000, Vice President and
                                                       ===============                   =================================
                                                       Financial Officer and       Chief Financial Officer of Met Investors

                                                       Treasurer                   Advisory Corp; since June 2000, President
                                                                                   ====================
                                                                                   of Cova Financial Services Life Insurance
                                                                                   Company; from July 1996 to June 2000,
                                                                                   Executive Vice President and Chief
                                                                                   Financial Officer of Cova Financial
                                                                                   Services Life Insurance Company; from
                                                                                   December 1993 to June 1996, Vice
                                                                                   President, Treasurer and Controller of
                                                                                   First Variable Life Insurance Company and
                                                                                   from August 1993 to June 1996, Vice
                                                                                   President and Director of First Variable
                                                                                   Capital Services, Inc.


* "Interested person" of the Trust (as that term is defined in the 1940 Act).


Committees of the Board

         The Trust has a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act) ("Disinterested Trustees"). The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

         The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate independent trustee candidates and review the compensation arrangement for each of the Trustees.


         The Trust has a Valuation Committee consisting of Elizabeth M. Forget, James A. Shepherdson, Mark Reynolds, and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Shepherdson or Mr. Reynolds from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.


Compensation of the Trustees


         Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual fee of $20,000 plus (i) an additional fee of $2,000 for each regularly scheduled Board meeting attended,
(ii) $2,000 for each special Board meeting attended, (iii) $1,000 for each special committee meeting attended, and (iv) $500 for each telephone meeting attended, plus reimbursement for expenses in attending in-person meetings.


         A deferred compensation plan for the benefit of the Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to 20 year period elected by such Trustee.

         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         As of the date of this Statement of Additional Information, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

The Manager


         The Trust is managed by Met Investors Advisory Corp. (the "Manager") (formerly known as Security First Investment Management Corporation) which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. Security First Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Distributors, Inc.

         The Trust and Manager have entered into a Management Agreement dated December 8, 2000 ("Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company, as initial shareholder of the Trust, on December 8, 2000. Subject always to the supervision and direction of the Trustees of the Trust, under the Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager has agreed to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.


         Under the Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

o Office space, all necessary office facilities and equipment.

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.


         As compensation for these services the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:
BlackRock Equity Portfolio - 0.65%, and BlackRock U.S. Government Income Portfolio - 0.55%. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.


         In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its administrator, custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B shares of each Portfolio may pay for certain distribution - related expenses in connection with activities primarily intended to result in the sale of its shares.

         The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

         It is anticipated that the Trust will commence operations on or about February 5, 2001. The following table shows the fees paid by each of the Portfolios' predecessors to the Manager or current affiliates of the Manager and any fee waivers or reimbursements during the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998.

                                                                         2000

                                                  ---------------------------------------------------------
                                                     Investment          Investment       Other Expenses
                                                   Management Fee     Management Fee        Reimbursed
                                                              ----               ----       ----------
                   Portfolio                            Paid               Waived
                   ---------                            ----               ------
BlackRock Equity                                      $418,720              ---                 ---
BlackRock U.S. Government Income                      $178,490              ---                 ---

                                                                            1999

                                                  ---------------------------------------------------------
                                                     Investment          Investment       Other Expenses
                                                   Management Fee     Management Fee        Reimbursed
                                                              ----               ----       ----------
                   Portfolio                            Paid               Waived
                   ---------                            ----               ------
BlackRock Equity                                      $390,010              ---                 ---
BlackRock U.S. Government Income                      $185,159              ---                 ---

                                                                            1998

                                                  ---------------------------------------------------------
                                                     Investment          Investment       Other Expenses
                                                   Management Fee     Management Fee        Reimbursed
                                                              ----               ----       ----------
                   Portfolio                            Paid               Waived
                   ---------                            ----               ------
BlackRock Equity                                      $437,078            $20,111               ---
BlackRock U.S. Government Income                      $258,431            $82,952               ---




The  Adviser


         Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

         Each Advisory Agreement will continue in force for one year from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

         Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.


         The Trust and the Manager have applied for an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order will permit the Manager, subject to approval of the Board of Trustees, to:
(i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval would not be required for the termination of Advisory Agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio. No assurance can be given that the Trust and the Manager will receive the Multi-Manager Order.

     BlackRock Advisors, Inc. is the Adviser to the BlackRock Equity and BlackRock U.S. Government Income Portfolios.


         The following table shows the fees paid to the Adviser by the Manager or current affiliates of the Manager for the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998.

                                             Advisory Fee Paid

                   Portfolio            2000         1999           1998
                   ---------            ----         ----           ----
BlackRock Equity                      $329,031     $306,436       $337,420
BlackRock U.S. Government Income      $129,811     $134,661       $125,532

The Administrator


         Pursuant to an administration agreement ("Administrative Services Agreement"), Investors Bank & Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

         The Administrator was organized as a Massachusetts trust company. Its principal place of business is at 200 Clarendon Street, Boston, Massachusetts 02117. Under the Administrative Services Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of 0.06% of the average daily net assets of the Trust. The Administrative Services Agreement shall remain in effect until July 1, 2001 and shall thereafter continue in effect for successive periods of one year, unless terminated by any party upon not less than ninety (90) days' prior written notice to the other party.


The Distributor


         The Trust has distribution agreements with MetLife Distributors, Inc. ("MDI" or the "Distributor") in which MDI serves as the Distributor for the Trust's Class A shares and Class B shares. MDI is an indirect wholly-owned subsidiary of Security First Group, Inc., which is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company. MDI's address is 610 Newport Center Drive, Suite 1350, Newport Beach, California 92660.

         The Trust's distribution agreements with respect to the Class A and Class B shares ("Distribution Agreements") were approved by the Board of Trustees at a Board meeting held on December 7, 2000. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.


         The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners.

         Pursuant to the Class B Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B and shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B shares. It is anticipated that a portion  of the  amounts  received  by the  Distributor  will be used to  defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B shares.

         The Class B Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect to activities primarily intended to result in the sale of Class B shares. However, under the Distribution Agreement, payments to the Distributor for activities pursuant to the Class B Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class B shares. Under terms of the Class B Distribution Plan and the Distribution Agreement, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B shares for such entities' fees or expenses incurred or paid in that regard.

         The Class B Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plans and in connection with their annual consideration of the Class B Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (3) training sales personnel regarding the Class B shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B shares.

         The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.


         On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees, unanimously approved the Class B Distribution Plan.


         The Class B Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B shares in connection with the Class B Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of the Portfolio or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.50%, of average daily net assets annually) that may be spent for distribution of Class B shares of any Portfolio without the approval of Class B shareholders of that Portfolio.

Code of Ethics

         The Trust, its Manager, its Distributor, and each of its Advisers have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

Custodian


         Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, Massachusetts 02117, serves as the custodian of the Trust. Under the custody agreement, IBT holds the Portfolios' securities and keeps all necessary records and documents.


Transfer Agent

         IBT also serves as transfer agent for the Trust.

Legal Matters

     Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.

Independent Auditors


         Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Trust's independent auditors.


                              REDEMPTION OF SHARES

         The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                 NET ASSET VALUE

         The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., New York City time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Notwithstanding   the  foregoing,   short-term   debt  securities  with
maturities of 60 days or less will be valued at amortized cost.

         Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

         The Manager and Advisers may, from time to time, under the general supervision of the Board of Trustees or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager and Advisers will continuously monitor the performance of these services.

                              FEDERAL INCOME TAXES

         Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities).

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

         The Portfolios will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt person trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.


         The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and Security First Life Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.


         Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

         The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

         In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

         Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, a Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

                  ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is available from the Trust without charge.


         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest , par value $.001 per share, of one or more series. Currently, the Trustees have established and designated fourteen series. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.


         The Trust currently offers one class of shares on behalf of each Portfolio and on or about February 5, 2001, will offer two classes of shares. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class A shares are only offered to contract owners and qualified plan participants who previously allocated premiums to predecessors of the Trust's Portfolios. In addition, Class A shares will also be offered to additional qualified pension and retirement plans. Class B shares will be offered at net asset value and are subject to distribution fees imposed pursuant to the Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.


         The two classes of shares are offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

         Commencing on or about February 5, 2001, the Trust will continuously offer its shares exclusively to separate accounts of insurance companies in connection with the Contracts and to qualified pension and retirement plans. Class A shares are currently being offered only to separate accounts of affiliates of Security First Group, Inc. (collectively "MetLife") and to qualified pension and retirement plans. As of the date of this Statement of Additional Information, MetLife owned 100% of the Trust's outstanding Class A and Class B shares and, as a result, may be deemed to be a control person with respect to the Trust. In the future, the Trust may also offer its shares to qualified pension and retirement plans.


         As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

         The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Fund not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the
Trustees  have  been  elected  by  shareholders,  at  which  time a  meeting  of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                                    APPENDIX

                               SECURITIES RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

SECURITY FIRST TRUST

                     T. ROWE PRICE GROWTH AND INCOME SERIES
                          NEUBERGER BERMAN BOND SERIES

                             BLACKROCK EQUITY SERIES

                     BLACKROCK U.S. GOVERNMENT INCOME SERIES

                          11365 West Olympic Boulevard

                          Los Angeles, California 90064

                                 (310) 312-6100

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus of Security First Trust (the "Trust"), dated November 30, 2000, which may be obtained by writing to Security First Trust, 11365 West Olympic Boulevard, Los Angeles, California 90064, Attention: Customer Services or by telephoning (310) 312- 6100 or (800) 283-4536.

The date of this Statement of Additional Information is November 30, 2000.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

The Trust.................................................................   3

Investment Policies and Restrictions......................................   4

Investment Adviser and Other Services.....................................  16

Principal Holders of Securities...........................................  20

Management of the Trust...................................................  21

Brokerage.................................................................  22

Portfolio Turnover........................................................  23

Pricing and Redemption of Securities Being Offered........................  24

Taxation..................................................................  25

Bond Ratings..............................................................  26

Commercial Paper Ratings .................................................  27

Custodian.................................................................  27

Independent Auditors......................................................  28

Federal Registration of Shares............................................  28

Legal Counsel.............................................................  28

                                    THE TRUST

GENERAL INFORMATION ABOUT THE TRUST

         Security First Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("1940 Act") as a diversified, open-end investment management company. The Trust was established on February 11, 1987, pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts as a voluntary association known as a "Massachusetts business trust." It operates as a "series company" as that term is used in Rule 18f-2 under the 1940 Act with four series of shares.

         The assets received by the Trust from the issue or sale of the shares of a Series and all income, earnings, profits and proceeds attributable to them, subject only to the rights of creditors, are specifically allocated to that Series and are required to be segregated on the books of account of the Trust. The assets of a Series are also required to be charged with all of the expenses attributable to that Series. Any general expenses of the Trust not readily identifiable as belonging to a particular Series shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

         Each share of a Series represents an equal proportionate interest in that Series with each other share of that Series and is entitled to such dividends and distributions out of the income belonging to that Series as are declared by the Board of Trustees. Upon the liquidation of a Series, its shareholders are entitled to share pro rata in the net assets belonging to that Series available for distribution.

         The Declaration of Trust provides that no annual or regular meetings of shareholders are required. In addition, after the Trustees were initially elected by shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the 1940 Act.

         The 1940 Act specifically requires that a shareholder meeting be held for the purpose of electing Trustees if at any time less than a majority of the Trustees has been elected by the shareholders of the Trust. The shareholders also have the power to remove a Trustee by the affirmative vote of the holders of not less than two-thirds of the shares of the Trust outstanding and entitled to vote either by a declaration in writing filed with the custodian or by votes cast in person or by proxy at a meeting called for the purpose of removal. The Trustees will promptly call such a meeting when requested to do so by the record holders of not less than 10 percent of the outstanding shares.

         Ten or more shareholders who have been shareholders for at least six months preceding the date of application and who hold in the aggregate either shares having a net asset value of at least $100,000 or at least 1 percent of the outstanding shares, whichever is less, may apply in writing to the Trustees stating that they wish to communicate with other shareholders to obtain signatures in order to request a meeting to remove a Trustee. This application must be accompanied by the proposed communication and form of the request that they wish to transmit. The Trustees will, within five business days after receipt of such application, either afford to the applicants access to a list of the names and addresses of all shareholders or inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

         Shares of each Series vote separately as a class on any matter submitted to shareholders except as to voting for Trustees and as otherwise required by the 1940 Act, in which cases the shareholders of all of the Series vote together as one class. In the event that the Trustees determine that a matter affects only the interest of one or more Series, then only the shareholders of the affected Series will be entitled to vote on the matter.

                      INVESTMENT POLICIES AND RESTRICTIONS

        Certain of the investment policies and restrictions of the Series described below are fundamental policies that may not be changed without the approval of at least a majority of the outstanding shares of a Series or of 67% of the shares of a Series represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Series are represented. Investment policies or restrictions which are not fundamental may be changed without the approval of shareholders.

T. ROWE PRICE GROWTH AND INCOME SERIES

        The following investment policies of the T. Rowe Price Growth and Income Series are fundamental. While the purchase of equity securities will generally be limited to seasoned and readily marketable securities of issuers listed on national securities exchanges, the T. Rowe Price Growth and Income Series may invest in securities not listed on a national exchange but generally such securities will have well-established over-the-counter markets. The fixed income debt instruments in which this Series may invest include: (1) marketable straight debt securities rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB); (2) securities issued or guaranteed by the United States government or its agencies or instrumentalities; (3) marketable securities issued or guaranteed by the Dominion of Canada, any Province of Canada, or any instrumentality or political subdivision thereof; (4) bank obligations such as certificates of deposit and bankers' acceptances having investment quality and which in the opinion of the Board of Trustees are comparable with debt securities which may be purchased by the Series as described in (1) above;
(5)commercial paper; (6) repurchase agreements; and (7) other debt securities including securities convertible into or carrying warrants to purchase common stock or other equity interests. The T. Rowe Price Growth and Income Series reserves the right to hold cash reserves, and it may do so temporarily as the Board of Trustees deems necessary for defensive or emergency purposes.

INVESTMENT RESTRICTIONS FOR THE T. ROWE PRICE GROWTH AND INCOME SERIES

        As matters of fundamental investment policy, the T. Rowe Price Growth and Income Series may not: (1) purchase any security if, as a result of such purchase, more than 5% of the value of a Series' total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (2) purchase any security if, as a result of such purchase, more than 10% of the outstanding securities of any class of any issuer would be held by a Series (for this purpose, all indebtedness of any issuer shall be deemed a single class), except securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities; (3) purchase any security if, as a result of such purchase, 25% or more of the value of a Series' total assets would be invested in the securities of issuers having their principal business activities in the same industry, except this limitation does not apply to securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities, or to certificates of deposit or bankers, acceptances; (4) purchase any security if, as a result of such purchase, more than 5% of the value of a Series' total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, except obligations issued or guaranteed by the United States Government or any of its agencies or instrumentalities (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor issuer or unconditional guarantor of such issuer); (5) purchase securities with legal or contractual restrictions on resale ("restricted securities") (excluding repurchase agreements), except debt securities in private placements within the limits imposed in restriction (11) below pertaining to loans; (6) purchase or sell real estate, except that the Series may invest in the securities of companies whose business involves the purchase or sale of real estate, (7) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or organization; (8) purchase or sell commodities or commodity contracts; (9) purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;
(10) make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance or purchases of portfolio securities, (11) make loans, except that the Series may acquire publicly distributed bonds, debentures, notes and other debt securities and may enter into repurchase agreements; (12) borrow money, except as a temporary measure for extraordinary or emergency purposes and then only from banks in amounts not exceeding the lesser of 10% of a Series' total assets valued at cost or 5% of its total assets valued at market and only if immediately thereafter there is an asset coverage of at least 300%; (13) invest in puts, calls, straddles, spreads, or any combinations thereof: (14) mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under restriction (12) and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 10% of its net assets taken at market; (15) underwrite securities issued by other persons; (16) purchase any securities which would cause more than 10% of the value of either of the Series' total assets at the time of such purchase to be invested in warrants: and (17) purchase any security if, as a result of such purchase, more than 10% of the value of the Series' total assets would be invested in foreign securities which are not publicly traded in the United States.

NEUBERGER BERMAN BOND SERIES

        The following investment policies of the Neuberger Berman Bond Series (the "Bond Series") are not fundamental. Under normal circumstances, the Bond Series will invest not less than 65% of its total assets in fixed- income debt instruments, including debt securities issued in private placements. The Series may also invest in residential and commercial real estate mortgages secured by first liens and up to 10% of the value of its total assets in common and preferred stocks. U.S. dollar denominated foreign fixed income debt securities and Canadian government securities may also be purchased. The Series may enter into financial futures contracts or options on financial futures contracts for hedging and non-hedging purposes where such is deemed in the interest of shareholders. The percentage of the Series' assets which may be invested in common and preferred stocks, as opposed to investments in fixed-income instruments, can be expected to vary from time to time in light of changes in business and market conditions, fiscal and monetary policies and underlying security values and shall be limited to securities listed on a national securities exchange or regularly traded on a national or regional basis.

        The fixed income debt instruments in which the Bond Series may invest include: (1) marketable convertible and non-convertible debt securities rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or comparable unrated securities; (2) marketable convertible and non-convertible debt securities rated at the time of purchase within the grades Ba or B assigned by Moody's or grades BB or B assigned by Standard & Poor's or comparable unrated securities, limited to a maximum of 20% of the value of the Series total net assets; (3) securities issued or guaranteed by the United States government or its agencies or instrumentalities; (4) U.S. dollar denominated marketable foreign securities;
(5) securities issued or guaranteed by the Dominion of Canada, and any Province of Canada, or any instrumentality or political subdivision thereof; (6) bank obligations such as certificates of deposit and bankers' acceptances having investment quality and which in the opinion of the Board of Trustees are comparable with debt securities which may be purchased by the Series as described in (1) above; (7) commercial paper; (8) repurchase agreements; (9) other debt securities including securities convertible into or carrying warrants to purchase common stock or other equity interests; and (10) mortgage-backed securities, as well as residential and commercial real estate mortgages secured by first liens. The Series reserves the right to hold cash reserves, and it may do so temporarily as management deems necessary for defensive or emergency purposes.

INVESTMENT RESTRICTIONS FOR THE BOND SERIES

        The Bond  Series  has  certain  fundamental  policies  which  may not be changed without shareholder approval. As matters of fundamental investment policy, the Bond Series may not: (1) purchase any security if, as a result of such purchase, more than 5% of the value of the Series' total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the United States Government or its agencies or instrumentalities;
(2) purchase any security if, as a result of such purchase, more than 10% of the outstanding securities of any class of any issuer would be held by the Series (for this purpose, all indebtedness of any issuer shall be deemed a single class), except securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities; (3) purchase any security if, as a result of such purchase, 25% or more of the value of the Series' total assets would be invested in the securities of issuers having their principal business activities in the same industry, except this limitation does not apply to securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities, or to certificates of deposit or bankers' acceptances; (4) purchase or sell commodities or commodity contracts; (5) purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (6) make loans, except that the Series may acquire publicly distributed bonds, debentures, notes and other debt securities and may enter into repurchase agreements; (7) borrow money, except as a temporary measure for extraordinary or emergency purposes and then only from banks in amounts not exceeding the lesser of 10% of the Series' total assets valued at cost or 5% of its total assets valued at market and only if immediately thereafter there is an asset coverage of at least 300%; (8) mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under restriction (7) and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 10% of its net assets taken at market; (9) underwrite securities issued by other persons;(10) invest in companies for the purpose of exercising management or control; (11) purchase or retain the securities of any issuer if, to the knowledge of the Trustees, those Trustees or officers of the Trust and of its investment adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities; and (12) issue securities or other obligations senior to shares of the Series.

        The following investment restrictions are not fundamental to the Bond Series. The Bond Series may not: (1) invest more than 5% of its total assets in the securities of companies with less than 3 years of continuous operation unless such securities are guaranteed by the United States, Canada or a foreign government; (2) purchase securities of open-end investment companies and may not purchase the shares of closed-end investment companies except in the open market at normal rates; (3) purchase securities on margin or make short sales unless fully covered; (4) invest more than 15% of its total assets in securities with legal or contractual restrictions on resale ("restricted securities") or otherwise illiquid securities (excluding repurchase agreements maturing in less than 7 days); (5) invest more than 5% of its total assets in puts, calls, straddles, spreads or any combination thereof (excluding options on financial futures contracts); (6) enter into a futures contract or purchase an option on a futures contract for non-hedging purposes if the initial margin deposit and premium would exceed 5% of its total assets; (7) purchase real estate or real estate limited partnerships unless acquired as a result of ownership of securities, except that it may invest in the securities of companies that own or deal in real estate; (8) purchase any securities which would cause more than 2% of the value of the Series' total assets at the time of such purchase to be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of total assets to be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market but assigning no value to warrants acquired by the Series in units with or attached to debt securities: (9) invest more than 20% of its total assets in high-yield, high-risk bonds (see discussion below on Certain Risk Factors Relating to High-Yield Bonds); or (10) invest more than 10% of total assets in U.S. dollar denominated foreign securities which are not publicly traded in the United States (see Risks and Considerations Applicable to Investment Securities of Foreign Issuers below).

CERTAIN RISK FACTORS RELATING TO THE BOND SERIES INVESTMENTS

        HIGH YIELD BONDS. As noted above, the Bond Series may invest up to 20% of its assets in high-yield, high-risk bonds. These bonds present certain risks not normally found in the lower yield investment grade bonds:

        SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issue of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceeding, the Bond Series may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Bond Series' net asset value.

        PAYMENT EXPECTATIONS. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Bond Series would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Bond Series' assets. If the Bond Series experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which their expenses can be spread and possibly reducing the Bond Series' rate of return.

        LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely the Bond Series' ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

        ILLIQUID SECURITIES. The Bond Series may invest up to 15% of its net assets in restricted or illiquid securities. The term "illiquid securities" for this purpose means securities that the Series may not be able to dispose of within seven days in the ordinary course of business at approximately the amount at which the Bond Series has valued the securities. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933.

        However, not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

        The Board of Trustees  is  responsible  for  establishing  policies  and procedures for investments in restricted securities and other illiquid securities, and the Board will monitor compliance with these policies and procedures by investment advisers to the Series.

        RISKS AND CONSIDERATIONS APPLICABLE TO INVESTMENT IN SECURITIES OF FOREIGN ISSUERS. Elements of risk and opportunity which must be recognized and evaluated by the Investment Adviser when investment in foreign issuers are made for the Bond Series include trade imbalances and related economic policies; expropriation or confiscatory taxation; limitation on the removal of funds or other assets, political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their industries; and other specific local political and economic considerations. Foreign companies and foreign investment practices are generally not subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those of U.S. companies. There may be less information publicly available about foreign companies. Additional costs may also be incurred in connection with the Bond Series' investment activities in the area of foreign securities. Foreign brokerage commissions are generally higher than in the United States. Administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances including bankruptcy, ability to recover lost assets, expropriation, nationalization, record access, etc.) may be associated with the maintenance of assets in foreign jurisdictions.

BLACKROCK EQUITY SERIES

        The BlackRock Equity Series (the "Equity Series") invests primarily in the securities of high quality companies, including common stocks, preferred stocks, corporate bonds, notes, warrants and convertible securities.

        Convertible Securities - Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

        The Equity Series will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the sub-adviser's opinion, the investment characteristics of the underlying common shares will assist the Series in achieving its investment objectives. Otherwise, the Series may hold or trade convertible securities. In selecting convertible securities for the Series, the sub-adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the sub-adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

        WARRANTS - Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stocks does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be great than the percentage increase or decrease in the market price of the optioned common stock.

        FUTURES AND OPTIONS TRANSACTIONS - As a means of reducing fluctuations in the net asset value of the Equity Series, the Series may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Equity Series may also write covered call options on portfolio securities to attempt to increase its current income. The Series will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out only on an exchange which provides a secondary market for options of the same series.

        FINANCIAL FUTURES CONTRACTS - A futures contract is a firm commitment by two parties; the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. Financial futures contracts call for the delivery of shares of common stocks represented in a particular index.

        PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS - The Series may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

        Generally, if the hedged portfolio securities decrease in value during the term of a put option, the related futures contracts will also decrease in value while the put option will increase in value. In such an event, the Series will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Series upon the sale of the second option will be large enough to offset the decrease in value of the hedged securities.

        Alternatively, the Series may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Series would then deliver the futures contract in return for payment of the strike price. If the Series neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

        Call Options on Financial Futures Contracts - In addition to purchasing put options on futures, the Equity Series may write listed call options on futures contracts to hedge its portfolio. When the Series writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. If stock prices fall, causing the prices of futures to go down, the Series' obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Series' call option position to increase.

        In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Series keeps the premium received for the option. This premium can substantially offset the drop in value of the Series' fixed income or indexed portfolio which is occurring as interest rates rise.

        Prior to the expiration of a call written by the Series, or exercise of it by the buyer, the Series may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Series for the initial option. The net premium income of the Series will then substantially offset the decrease in value of the hedged securities.

        The Series will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Series will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

        RISKS - When the Equity Series uses financial futures and options on financial futures as hedging devices, there is a risk that the process of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Series' portfolio. This may cause the future contract and any related options to react differently than the portfolio securities to market changes. In addition, the Series' sub-adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Series may lose money on the futures contract or option.

        It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the sub-adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Series' ability to establish and close out futures and options positions depends on this secondary market.

        "MARGIN" IN FUTURES TRANSACTIONS - Unlike the purchase or sale of a security, the Series does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Equity Series is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Series to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Series upon termination of the futures contract, assuming all contractual obligations have been satisfied.

        A futures contract held by the Series is valued daily at the official settlement price of the exchange on which it is traded. Each day the Series pays or received cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Series but is instead settlement between the Series and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Series will mark to market its open futures positions. The Series is also required to deposit and maintain margin when it writes call options on futures contracts.

        PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES - The Series may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Series, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

        WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES - The Series may also write covered call options to generate income. As a writer of a call option, the Series has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Series may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

        OVER-THE-COUNTER OPTIONS - The Series may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Series and not traded on an exchange.

        Over-the-counter options are two party contracts with prices and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation.

        Exchange-traded options generally have a continuous liquid market while over-the-counter options may not.

        U.S. GOVERNMENT OBLIGATIONS - The types of U.S. government obligations in which the Series may invest are described below under "U.S. Government Income Series".

        COMMERCIAL PAPER - The Series may invest in commercial paper rated at least A-1 by Standard & Poor's Corporation, or Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service, Inc., and money market instruments (including commercial paper) which are unrated but of comparable quality, including Canadian Commercial Paper ("CCPs") and Europaper. In the case where commercial paper, CCPs or Europaper has received different ratings from different rating services, such commercial paper, CCPs or Europaper is an acceptable investment so long as at least one rating is one of the preceding high quality ratings and provided the sub-adviser has determined that such investment presents minimal credit risks.

        BANK INSTRUMENTS - The Series may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund ("BIF"), both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), or the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances (which are not necessarily guaranteed by SIF or SAIF).

        In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptance, the Series may invest in:

        o Eurodollar Certificates of Deposit ("ECDs") issued by foreign branches of U.S. or foreign banks;

        o Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;

        o Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States; and

        o Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposits issued by U.S. branches of foreign banks and held in the United States.

INVESTMENT RISKS

        ECDs, ETDs, Yankee CDs, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, record keeping, and the public availability of information. These factors will be carefully considered by the Equity Series' sub-adviser in selecting investments for the Series.

        WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - These transactions are arrangements in which the Equity Series purchases securities with payment and delivery scheduled for a future time. The Series engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Series' investment objective and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Series relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Series to miss a price or yield considered to be advantageous.

        These transactions are made to secure what is considered to be an advantageous price or yield for the Series. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

        No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Series sufficient to make payment for the securities to be purchased are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

        RESTRICTED AND ILLIQUID SECURITIES - The Series intends to invest in restricted securities. Restricted securities are any securities in which the Series may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, the Series will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.

        The Series may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Series, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Series through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

        The Series believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Board of Trustees are liquid. The Series intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the sub-adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because such Section 4(2) commercial paper is liquid, the Series intends to not subject such paper to the limitation applicable to restricted securities.

        The Board of Trustees  is  responsible  for  establishing  policies  and procedures for investments in restricted securities and other illiquid securities, and the Board will monitor compliance with these policies and procedures by investment advisers to the Series.

        REPURCHASE AGREEMENTS - The Series or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Series might be delayed pending court action. The Series believes that under the regular procedures normally in effect for custody of the Series' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Series and allow retention or disposition of such securities. The Series will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the sub-adviser to be creditworthy pursuant to guidelines established by the Trustees.

        REVERSE REPURCHASE AGREEMENTS - The Series may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Series transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Series will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Series to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Series will be able to avoid selling portfolio instruments at a disadvantageous time.

        When effecting reverse repurchase agreements, liquid assets of the Series, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

        LENDING OF PORTFOLIO SECURITIES - The collateral received when the Equity Series lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series. During the time portfolio securities are on loan, the borrower pays the Series any dividends or interest paid on such securities. Loans are subject to termination at the option of the Series or the borrower. The Series may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

BLACKROCK U.S. GOVERNMENT INCOME SERIES

        The BlackRock U.S. Government Income Series (the "Government Income Series") invests primarily in securities which are guaranteed as to payment of principal and interest by the U.S. government or its instrumentalities.

        U.S. GOVERNMENT OBLIGATIONS - The types of U.S. government obligations in which the Series may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by: (1) the full faith and credit of the U.S. Treasury; (2) the issuer's right to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or (4) the credit of the agency or instrumentality issuing the obligations.

        Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Association; and Federal National Mortgage Association.

        COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Privately issued CMOs generally represent an ownership Interest in federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

        ADJUSTABLE RATE MORTGAGE SECURITIES (ARMS) - Like other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

        While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns.

        WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - These transactions are arrangements in which the U.S. Government Income Series purchases securities with payment and delivery scheduled for a future time. The Series engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Series' investment objective and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Series relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Series to miss a price or yield considered to be advantageous.

        These transactions are made to secure what is considered to be an advantageous price or yield for the Series. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

        No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Series sufficient to make payment for the securities to be purchased are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

        REPURCHASE AGREEMENTS - The Series or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Series might be delayed pending court action. The Series believes that under the regular procedures normally in effect for custody of the Series' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Series and allow retention or disposition of such securities. The Series will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the sub-adviser to be creditworthy pursuant to guidelines established by the Trustees.

        REVERSE REPURCHASE AGREEMENTS - The Series may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Series transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Series will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Series to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Series will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of the Series, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

        LENDING OF PORTFOLIO SECURITIES - The collateral received when the U.S. Government Income Series lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series. During the time portfolio securities are on loan, the borrower pays the Series any dividends or interest paid on such securities. Loans are subject to termination at the option of the Series or the borrower. The Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

INVESTMENT RESTRICTIONS FOR THE EQUITY SERIES AND U.S. GOVERNMENT INCOME SERIES

        The investment restrictions of the Series described below are fundamental policies that may not be changed without the approval of at least a majority of the outstanding shares of a Series or of 67% of the shares of a Series represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Series are represented.

        As a matter of fundamental policy, neither Series may: (1) issue senior securities except that the Series may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amount borrowed (the Series will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Series to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Series will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Series will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements); (2) purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities (the deposit or payment by the Series of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin); (3) mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings (in those cases, it may pledge assets having a value of 15% of its assets taken at cost. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge); (4) lend any of its assets except portfolio securities up to one-third of the value of its total assets (this shall not prevent the Series from purchasing or holding bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Series' investment objective, policy, and limitations or Declaration of Trust);
(5) purchase or sell commodities, commodity contracts, or commodity futures contracts except that the Equity Series may buy and sell financial futures contracts; (6) purchase or sell real estate, although it may invest in securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein; (7) with respect to 75% of the value of its total assets, purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer; (8) acquire more than 10% of the outstanding voting securities of any one issuer; (9) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry; (10) underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations; or (11) purchase restricted securities if immediately thereafter more than 10% of the net assets of the Series, taken at market value, would be invested in such securities (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees).

        The above limitations cannot be changed without shareholder approval. The following limitations for the Equity and U.S. Government Income Series, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitation becomes effective. Under these limitations, neither Series securities, including repurchase agreements providing for settlement in more than seven days after notice and certain restricted securities determined by the Trustees not to be liquid; (2) invest in other investment companies to the extent of more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general (a Series will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets); (3) invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor; (4) purchase or retain the securities of any issuer if the officers and Trustees of the Trust or its investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities; (5) purchase interests in oil, gas, or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs; (6) in the case of the Equity Series, purchase securities of a company for the purpose of exercising control or management; (7) invest more than 5% of its net assets in warrants, including those acquired in units or attached to other securities For purposes of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by the Series in units with or attached to securities may be deemed to be without value); (8) enter into transactions for the purpose of engaging in arbitrage; (9) purchase put options on securities unless the securities are held in the Series' portfolio and not more than 5% of the value of the Series' total assets would be invested in premiums on open put option positions; (10) write call options on securities unless the securities are held in its portfolio or unless the Series is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment, or (11) sell securities short unless (a) it owns, or has right to acquire, an equal amount of such securities, or (b) it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. (The segregated amount will not exceed 10% of the Series' net assets. While in a short position, the Series will retain the securities, rights, or segregated assets).

        Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

REPURCHASE AGREEMENTS

        The T. Rowe Price Growth and Income Series and the Bond Series may invest in repurchase agreements. A repurchase agreement is an instrument through which an investor (such as a Series) purchases a security from a bank with an agreement by the seller to repurchase the security at the same price, plus interest at a specified rate. The underlying securities are limited to those which would otherwise qualify for investment by the Series. Repurchase agreements usually have a short duration, often less than one week. As a fundamental investment policy of the T. Rowe Price Growth and Income Series, the Series will not will enter into a repurchase agreement of a duration of more than seven business days if, as a result, more than 10% of the value of the Series' total assets would be so invested. As a non-fundamental policy of the Bond Series, the Series will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days. Neither of the Series will enter into repurchase agreements with securities dealers unless the Series has been advised by legal counsel that such a transaction would not constitute a purchase of an interest in such a dealer under section 12(d)(3) of the Investment Company Act of 1940.

                      INVESTMENT ADVISER AND OTHER SERVICES

         The following sets forth certain additional information concerning Met Investors Advisory Corp. ("Met Investors"), formerly known as Security First Investment Management Corporation ("Security Management"), the investment adviser for the Series; T. Rowe Price Associates, Inc. ("Price Associates"), the sub-adviser to Met Investors for the T. Rowe Price Growth and Income; Neuberger Berman, the sub-advisor to the Bond Series; and BlackRock Financial Management, Inc. ("BlackRock"), the sub-adviser to Security Management for the Equity Series and the U.S. Government Income Series.

MET INVESTORS AND THE ADVISORY AGREEMENTS

         Met Investors serves as the investment adviser to the T. Rowe Price Growth and Income Series and the Bond Series, pursuant to a Master Investment Management and Advisory Agreement dated October 30, 1997 and serves as the investment adviser to the Equity Series and the U.S. Government Income Series pursuant to a Master Investment Management and Advisory Agreement dated March 27, 1998 ("the Advisory Agreements"). Met Investors was incorporated in Delaware on December 6, 1973 and is a wholly-owned subsidiary of Security First Group, Inc., also a Delaware corporation. Met Investors and Security First Group, Inc. maintain their principal places of business at 11365 West Olympic Boulevard, Los Angeles California 90064. The common stock of Security First Group is currently wholly owned by a subsidiary of Metropolitan Life Insurance Company, a New York life insurance company. Met Investors also acts as investment adviser to an affiliated insurance company, Security First Life Insurance Company.

        The Advisory Agreements provide that Met Investors is responsible for supervising and directing the investments of each of the Series in accordance with the investment objectives of each. Pursuant to the Advisory Agreements, Met Investors shall obtain and evaluate information relating to the economy, industries, business, securities markets, and particular issues of securities. In addition, Met Investors agrees to formulate and implement a continuing program for the management of each of the Series' assets, give investment advice and manage the investment and reinvestment of the Series' securities. Met
Investors's obligations include the making and execution of investment decisions, and the placement of orders for the purchase and sale of securities with or through such brokers, dealers or issuers as Security Management may select. Met Investors is also authorized to enter into sub-advisory agreements with third parties for the provision of investment advice to Met Investors relating to each Series' portfolio of securities, investments, cash and other properties.

        Under the Advisory Agreements, the Trust will assume and pay legal and independent accounting and auditing expenses of the Trust, costs related to reports, notices and proxy material, compensation and expense of disinterested trustees, share issuance expenses, expenses of custodians, transfer agents and registrars, brokers' commissions, all taxes and fees payable to governmental agencies, expenses of shareholders' and trustees' meetings and interest expenses. Met Investors will be responsible for paying all expenses and charges not assumed by the Trust.

        The Advisory Agreements provide that Met Investors, its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Agreements, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations under the Agreements.

        For its services to the T. Rowe Price Growth and Income Series and Bond Series, Met Investors receives from the Trust fees computed by using an annual rate of .50% (1/2 of 1%) based on the average daily net assets of each of the Series. Such compensation is accrued daily and payable monthly. For its services to the Equity Series and U.S. Government Income Series, Security Management receives from the Trust fees computed by using an annual rate of 70% and .55%, respectively, of the average daily net assets of the respective Series. Such compensation is accrued daily and payable monthly.

        For the fiscal year ended July 31, 2000, management fees of $1,714,097 ($514,229 after payment of subadvisory fees) were paid by the T. Rowe Price Growth and Income Series to Met Investors.

        During the fiscal year ended July 31, 2000, management fees in the amount of $121,324 ($36,397 after payment of the subadvisory fee) were earned by Met Investors from the Bond Series.

        In regard to the U.S. Government Income Series, for the fiscal year ended July 31, 2000, Met Investors earned advisory fees of $178,490 ($48,679 after payment of subadvisory fees). In regard to the Equity Series, for the fiscal year ended July 31, 2000, Met Investors earned advisory fees of $418,770 ($89,739 after payment of subadvisory fees). Each Advisory Agreement provides that it will remain in effect for an initial term of two years from its initial effective date and will continue in effect from year to year thereafter as to each Series provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of each Series. In either case, renewal of the Advisory Agreement must be approved by a majority of the Trust's independent Trustees. Each Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated as to a particular Series without penalty by either party upon 60 days' prior written notice to the other party, provided that termination by the Trust must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the affected Series.

PRICE ASSOCIATES AND THE PRICE SUB-ADVISORY AGREEMENT

        Price Associates serves as sub-adviser to Met Investors with respect to the T. Rowe Price Growth and Income Series pursuant to a Sub-Advisory Agreement (the "Price Sub-Advisory Agreement") dated October 30, 1997. Price Associates is a Maryland corporation which was incorporated in 1947, as the successor to the investment counseling business founded by the late Mr. T. Rowe Price in 1937. Its principal offices are located at 100 East Pratt Street, Baltimore, Maryland 21202. Price Associates and its subsidiaries serve as investment advisers to individual and institutional investors (including mutual funds) with total net assets under supervision of approximately $179.6 billion as of September 30, 2000. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.

        Under the Price Sub-Advisory Agreement Price Associates provides investment management services to the T. Rowe Price Growth and Income Series. Price Associates has the discretion to purchase or sell securities on behalf of the Trust in accordance with the Trust's investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Trust and to allocate brokerage or obtain research services. In performing these services, Price Associates must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.

        The Price Sub-Advisory Agreement provides that Price Associates, its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations under the Price Sub-Advisory Agreement.

        For its services, Price Associates receives a fee from Security Management computed by using an annual rate of .35% based on the average daily net assets of the T. Rowe Price Growth and Income Series. Such compensation is accrued daily and payable monthly.

        For the fiscal year ended July 31, 2000, Price Associates received advisory fees from the T. Rowe Price Growth and Income Series of $1,199,868. For the fiscal year ended July 31, 2000, the ratios of total expenses to average net assets for this Series was .55%.

        The Price Sub-Advisory Agreement provides that it will remain in effect for an initial term of two years and will continue in effect from year to year thereafter as to each Series, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of each Series. In either case, renewal of the Price Sub-Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The Price Sub-Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by a Series of the Trust upon 60 days prior written notice to the other party, provided that termination by a Series of the Trust must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series of the Trust.

        No single shareholder owns beneficially more than 10% of the stock of Price Associates.

NEUBERGER BERMAN AND NEUBERGER BERMAN SUB-ADVISORY AGREEMENT

        Neuberger Berman was founded in 1939 to manage assets for high net worth individuals. It is an investment adviser registered as such with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. It is also registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the New York Stock Exchange. Its offices are located at 605 Third Avenue, New York, New York 10158. Currently, it provides investment management services to a wide variety of clients, including individuals, investment companies, pension and profit-sharing plans, trusts and charitable organizations, and has approximately $54.4 billion in assets under its management for clients as of December 31, 1999.

        Under the Neuberger Berman Sub-Advisory Agreement, dated October 30, 1997, Neuberger Berman provides investment management services to the Bond Series. Neuberger Berman has the discretion to purchase or sell securities on behalf of the Trust in accordance with the Trust's investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Trust and to allocate brokerage or obtain research services. In performing these services, Neuberger Berman must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.

        The Neuberger Berman Sub-Advisory Agreement provides that Neuberger Berman, its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations under the Neuberger Berman Sub-Advisory Agreement.

        For its services, Neuberger Berman receives a fee from Security Management computed by using an annual rate of .35% based on the average daily net assets of the Bond Series. Such compensation is accrued daily and payable monthly.

        Neuberger Berman began providing sub-advisory services to the Bond Series on July 15, 1997. In the fiscal year ended July 31, 2000, Neuberger Berman received advisory fees of $84,927.

        The Neuberger Berman Sub-Advisory Agreement provides that it will remain in effect for an initial term of two years and will continue in effect from year to year thereafter as to the Bond Series, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of each Series. In either case, renewal of the Neuberger Berman Sub-Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The Neuberger Berman Sub-Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by a Series of the Trust upon 60 days prior written notice to the other party, provided that termination by a Series of the Trust must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series of the Trust.

BLACKROCK AND THE BLACKROCK SUB-ADVISORY AGREEMENT

        BlackRock serves as sub-adviser to Met Investors with respect to the Equity Series and U.S. Government Income Series pursuant to sub-advisory agreements (the "BlackRock Sub-Advisory Agreements") dated March 27, 1998. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is subsidiary of PNC Bank, N.A. The principal offices of BlackRock and BlackRock, Inc. are located at 345 Park Avenue, New York, New York 10154, with additional offices in Philadelphia, Wilmington, Edinburgh and Tokyo. BlackRock, Inc. is a fully integrated money management firm with global fixed income, equity and cash management capabilities. As of December 31, 1999, BlackRock, Inc. And its subsidiaries managed or administered approximately $165 billion in assets.

        As compensation for providing services under the BlackRock Sub-Advisory Agreements, BlackRock receives from Met Investors fees computed by using an annual rate of 0.55% based on average daily assets of the Equity Series and an annual rate of 0.40% based on the average daily net assets of the U.S. Government Income Series. These fees are accrued daily, and paid monthly.

        Under the BlackRock Sub-Advisory Agreements BlackRock provides investment management services to the Equity Series and U.S. Government Income Series. BlackRock has the discretion to purchase or sell securities on behalf of the Series in accordance with the Series' investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Series and to allocate brokerage or obtain research services. In performing these services, BlackRock must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.

        The BlackRock Sub-Advisory Agreements provide that BlackRock and its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the BlackRock Sub-Advisory Agreements, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations.

        During the fiscal year ended July 31, 2000, BlackRock earned a sub-advisor fee of $329,031 from the Equity Series. During the same period, BlackRock earned a sub-advisor fee of $129,811 from the U.S. Government Income Series.

        The BlackRock Sub-Advisory Agreements provide that it will remain in effect for an initial term of two years and will continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of the Series. In either case, renewal of the BlackRock Sub-Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The BlackRock Sub-Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by the relevant Series upon 60 days prior written notice to the other party, provided that termination by the Series must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series.

                         PRINCIPAL HOLDERS OF SECURITIES

        Security First Life Separate Account A, the depositor of which is the Security First Life Insurance Company, has entered into a participation agreement with the Trust for the purchase of Series shares at net asset value. As of July 31, 2000, Security First Life Separate Account A was the owner of 99.51% of the outstanding shares of Bond Series, 99.51% of the outstanding shares of the T. Rowe Price Growth & Income Series and 100% of the outstanding shares of the Equity Series and U.S. Government Income Series. The address of Security First Life Separate Account A, and the depositor, Security First Life Insurance Company, is 11365 West Olympic Boulevard, Los Angeles, California 90064.

                             MANAGEMENT OF THE TRUST

The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. Information about each Trustee is provided below and includes each person's name, address, age, present position(s) held with the Trust, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Trust for its most recent fiscal year


------------------------------------- -------------------- --------------------------- ----------------------------
NAME, ADDRESS, AND AGE                POSITION(S) HELD     PRINCIPAL OCCUPATION(S)     AGGREGATE COMPENSATION
                                      WITH TRUST           DURING PAST 5 YEARS         FROM TRUST
------------------------------------- -------------------- --------------------------- ----------------------------
Jack R. Borsting                      Trustee              Current - Executive         $11,000
3415 South Figueroa, DCC 217                               Director, Center for
Los Angeles, CA  90089-0871                                Telecommunications
Age 71                                                     Management, University of
                                                           Southern California
                                                           Prior to 1995 - Dean, USC
                                                           School of Business, Dept.
                                                           of Information &
                                                           Operations Management
------------------------------------- -------------------- --------------------------- ----------------------------
Katherine L. Hensley                  Trustee              Retired.                    $11,000
400 South Hope Street                                      Formerly - Partner in the
Los Angeles, CA 90071-2899                                 law firm of O'Melveny &
Age 63                                                     Myers
------------------------------------- -------------------- --------------------------- ----------------------------
Howard H Kayton*                      Trustee              Senior Vice President and   $0
11365 West Olympic Boulevard                               Chief Actuary of Security
Los Angeles, CA 90064                                      First Group, Inc.
Age 64
------------------------------------- -------------------- --------------------------- ----------------------------
Lawrence E. Marcus                    Trustee              Retired.                    $11,000
4616 Dorset                                                Formerly - Executive
Dallas, Texas 75229                                        Vice President of
Age 82                                                     Neiman-Marcus Company, a
                                                           general merchandise
                                                           retailer

------------------------------------- -------------------- --------------------------- ----------------------------
Richard C. Pearson                    President            President of Security       $0
11365 West Olympic Boulevard                               First Group, Inc. and an
Los Angeles, CA 90064                                      officer of its
Age 57                                                     subsidiaries
------------------------------------- -------------------- --------------------------- ----------------------------
Jane F. Eagle                         Senior Vice          Senior Vice President of    $0
11365 West Olympic Boulevard          President and        Security First Group,
Los Angeles, CA 90064                 Chief Financial      Inc. and an officer of
Age 35                                Officer              its subsidiaries.
------------------------------------- -------------------- --------------------------- ----------------------------
Cheryl M. MacGregor                   Senior Vice          Senior Vice President,      $0
11365 West Olympic Boulevard          President,           Administration of
Los Angeles, CA 90064                 Administration       Security First Group,
Age 53                                                     Inc. and an officer of
                                                           its subsidiaries.
------------------------------------- -------------------- --------------------------- ----------------------------
James C. Turner                       Vice President,      Vice President, Taxation    $0
11365 West Olympic Boulevard          Taxation             of Security First Group,
Los Angeles, CA  90064                                     Inc.
Age 55
------------------------------------- -------------------- --------------------------- ----------------------------
Cheryl J. Finney                      Vice President and   Associate General Counsel   $0
11365 West Olympic Boulevard          Assistant Secretary  of Security First Group,
Los Angeles, CA  90064                                     Inc. and an officer of
Age 46                                                     its subsidiaries.
------------------------------------- -------------------- --------------------------- ----------------------------

        Each disinterested Trustee receives a Trustee's fee of $7,000 per year, $1,000 for each Trustees' meeting attended and reimbursement of expenses.

        Ms. Eagle is also Senior Vice President, Finance of Met Investors. Mr. Pearson is also President of Met Investors. Mr. Turner is also Vice President, Taxation and Assistant Secretary of Met Investors. Ms. Finney is also Vice President, and Assistant Secretary of Met Investors.

* Interested Trustee

                                    BROKERAGE

        Decisions with respect to the purchase and sale of portfolio securities on behalf of the Trust are made by Met Investors pursuant to the terms of the Advisory Agreement. However, pursuant to the terms of the Sub-Advisory Agreements, Price Associates, Neuberger Berman and BlackRock may allocate brokerage and principal business or obtain research services from organizations with which the Trust or Met Investors may be dealing. Met Investors is ultimately responsible for implementing these decisions, including the allocation of principal business and portfolio brokerage and the negotiation of commissions.

        In purchasing and selling the Series' portfolio securities, it is Met Investors's, Price Associates', Neuberger Berman's and BlackRock's policies to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions and with the exception of the Bond Series advised by Neuberger Berman, a Series may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Series' portfolio transactions, consideration will be given to such factors as the price of the security, the rate of commission, the size and difficulty of the order, the reliability integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and brokerage and research services which they provide to Met Investors, Price Associates, Neuberger Berman, BlackRock or the Series.

        Met Investors, Price Associates or BlackRock may cause a Series to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. This determination may be viewed in terms of either that particular transaction or the overall responsibilities of Security Management, Price Associates and BlackRock with respect to the accounts over which they exercise investment discretion. In some cases, research services are generated by third parties, but are provided to Met Investors, Price Associates, Neuberger Berman or BlackRock by or through broker-dealers.

        Price Associates, Neuberger Berman and BlackRock may effect principal transactions on behalf of a Series with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities are transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. The Trust does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Trust pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. Met Investors, Price Associates, Neuberger Berman and BlackRock receive a wide range of research services from broker-dealers including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analysis. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to Met Investors's, Price Associates', Neuberger Berman's and BlackRock's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

        Each year Met Investors, Price Associates, Neuberger Berman and BlackRock assess the contribution of the brokerage and research services provided by broker-dealers and allocate a portion of the brokerage business of their clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

        Met Investors, Price Associates, Neuberger Berman and BlackRock cannot readily determine the extent to which commissions or net prices charged by broker-dealers reflect the value of their unsolicited research services. In some instances, Met Investors and/or Price Associates, and/or Neuberger Berman and/or BlackRock will receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to Met Investors, Price Associates, Neuberger Berman and BlackRock in serving their other clients, but they can also be useful in serving the Trust.

        Met Investors, Price Associates, Neuberger Berman and BlackRock do not allocate business to any broker- dealer on the basis of its efforts in promoting sales of shares of the Series. However, this does not mean that such broker-dealers will not receive business from the Trust.

        Some of Price Associates', Neuberger Berman's or BlackRock's other clients have investment objectives and programs similar to one or more of the Series. They may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Series. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Price Associates', Neuberger Berman's and BlackRock's policy not to favor one client over another in making recommendations or in placing orders. If two or more clients are purchasing or selling a given security on the same day from or to the same broker-dealer, the advisor may average the price of the transactions and allocate the average among the clients participating in the transaction. Price Associates has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

        All brokerage commissions will be allocated by Price Associates, Neuberger Berman and BlackRock according to the foregoing policies. The T. Rowe Price Growth and Income Series paid brokerage commissions to securities dealers in connection with underwritings during the fiscal year ended July 31, 2000, of $162,871. The Equity Series paid brokerage commissions to securities dealers during that fiscal year of $97,806. The Bond Series and U.S. Government Income Series did not pay any brokerage commissions or discounts to securities dealers in that fiscal year.

                               PORTFOLIO TURNOVER

        The portfolio turnover rate can be expected to be higher during periods of rapidly changing economic or market conditions than in a more stable period. Portfolio turnover may be defined as the ratio of the total dollar amount of the lesser of the purchase or sales of securities to the monthly average value of portfolio securities owned by the Trust. The portfolio turnover rate for the T. Rowe Price Growth and Income Series for the fiscal year ended July 31, 2000, was 16%. The portfolio turnover rate for the Bond Series for the fiscal year ended July 31, 2000, was 177%. The portfolio turnover rate during said period for the Equity Series was 83%. The portfolio turnover rate for the U.S. Government Income Series for said period was 159%.

        High portfolio turnover involved correspondingly greater brokerage commissions, to the extent such commissions are payable, and other transaction costs that are borne directly by the Series involved. Higher turnover rates reflect an increased rate of realization of gains and losses by the Series, which would normally affect the taxable income of the Series' shareholders. Where the shareholder is an insurance company separate account funding variable annuity contracts, qualified as such under the Internal Revenue Code ("Code"), however, the contract owners are not currently charged with such income or losses except to the extent provided under the Code (normally when distributions under the contracts are made).

               PRICING AND REDEMPTION OF SECURITIES BEING OFFERED

DETERMINING NET ASSET VALUE

        The net asset value per share of each Series is determined by dividing the value of the Series' securities, plus any cash and other assets (including dividends and interest accrued and not collected), less all liabilities (including accrued expenses), by the number of shares outstanding.

T. ROWE PRICE GROWTH AND INCOME AND BOND SERIES

        Debt securities other than convertible securities and short-term obligations are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available. However, when such prices are not available and where Met Investors deems it appropriate to do so, an over-the-counter or exchange quotation may be used. The market value of the Series' other portfolio securities is determined as follows: securities traded on a national securities exchange are valued at the bid price for such securities, as reported by securities dealers. When market quotations are not readily available, or when restricted securities are being valued, such securities are valued at fair value as determined in good faith by the Board of Trustees. Any other assets are also valued at their fair value as determined in good faith by the Board.

EQUITY AND U.S. GOVERNMENT INCOME SERIES

        The market values of the Series' portfolio securities are determined as follows:

     o for equity securities, according to the last sale price on a national securities exchange, if available;

     o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

     o  for unlisted equity securities, the latest bid prices;

     o for bonds and other fixed income securities, as determined by an independent pricing service;

     o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with maturities of less than 60 days, at amortized cost; or

     o for all other securities, at fair value as determined in good faith by the Board of Trustees.

        The Series will value future contracts, options, put options on futures and financial futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Board determines in good faith that another method of valuing option positions is necessary to appraise their fair value.

REDEMPTION OF SHARES

        The Trust will redeem shares at the net asset value per share next to be determined after receipt of a duly executed request for redemption. Redemption of shares or payment may be suspended at times (i) when the New York Stock Exchange is closed other than customary weekends and holidays, (ii) when trading on said exchange is restricted, (iii) when an emergency (as determined by the Securities and Exchange Commission) exists, making disposal of portfolio securities or the valuation of net assets of the Series not reasonably practicable, or (iv) when the Securities and Exchange Commission has by order permitted such suspension for the protection of shareholders of the Trust.

        The Trust's redemption procedures will not be changed without prior notice to shareholders.

                                    TAXATION

        Under the Code, each of the Series is treated as a separate regulated investment company provided the qualification requirements of Subchapter M are otherwise met. As a regulated investment company, a Series will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year is distributed.

        In order to qualify as a regulated investment company under the Code, a Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Series' assets is represented by cash, Government securities and other securities limited in respect of any one issuer to 5% of the Series' assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government securities).

        In addition to the diversification requirements contained in the Trust's investment restrictions, the Trust is also subject to diversification requirements applicable to variable annuities under Section 817(h) of the Code. Under this section, a variable annuity will not receive the tax treatment afforded annuities if its underlying investments are not adequately diversified. Under applicable regulations, no more than 55% of total assets can be invested in one investment, 70% in two investments, 80% in three investments and 90% in four investments. Investments are generally defined as securities issued by any one issuer. U.S. Government agencies or instrumentalities are considered separate issuers.

        Unlike public shareholders, under the Code a life insurance company separate account will not incur any federal income tax liability on dividends and capital gains distributions received from a regulated investment company by a separate account funding variable annuity contracts as defined in section 817(d) of the Code.

        To the extent that there is in excess of $250,000 invested in a Series other than through variable contract premium payment, the Code imposes a 4% nondeductible excise tax on the undistributed income of such Series to the extent the Series does not distribute at least 98% of its net investment income and its net capital gains (both long- and short-term) for each taxable year by the end of such year. For purposes of the 4% excise tax, dividends and distributions will be treated as paid when actually distributed, except that dividends declared in December payable to shareholders of record on a specified date in December, and paid before February 1 of the following year, will be treated as having been (i) paid by the Series on the record date and (ii) received by each shareholder on such date. Net capital gains realized for the one year period ending on October 31 of each tax year are subject to distribution in this manner.

        Series which do not have in excess of $250,000 invested other than through variable contract premium payments are not subject to the above described 4% excise tax. Each Series will send written notices to its shareholders (Separate Accounts) regarding the tax status of all distributions made during each taxable year.

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

        Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION

        Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal, and differs from the higher-rated issues only in small degree.

        Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

        Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds In higher- rated categories.

FITCH INVESTORS SERVICE, INC.

        Fitch's investment grade bond ratings are summarized as follows: AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA Bonds considered to be investment grade and of very high credit quality. The obligors' ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'; A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligors' ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        Plus (+) Minus (-) - Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.

                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

        Moody's employs the following three designations, all judged to be of investment grade, to indicate the relative repayment ability of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short- term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

        A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. Categories A-1, A-2 and A-3 are as follows: A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation; A-2--Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1"; and A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes In circumstances than obligations carrying the higher designations.

                                    CUSTODIAN

        The Bank of New York (the "Custodian"), 1 Wall Street, New York, New York 10286, serves as the Trust's custodian. Pursuant to the terms of the Custodian Agreement executed with the Trust, the Trust will forward to the Custodian the proceeds of each purchase of Series shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of the Series.

        The Custodian Agreement provides that each of the Series shall pay to the Custodian compensation for its services, in accordance with the Custodian's regularly established rate schedule. Said compensation shall be computed on the basis of the Series' average daily net assets payable as of the end of each month. The Custodian Agreement may be terminated by either the Trust or the Custodian upon 60 days' written notice to the other party. Such termination shall not be in contravention of any applicable federal or state laws or regulations, or any provision of the Trust Declaration or By-Laws.

                              INDEPENDENT AUDITORS

        The financial statements of Security First Trust at July 31, 1999, and July 31, 2000, and for the periods indicated in this report appearing in this Statement of Additional Information and Registration Statement have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report appearing elsewhere in the registration statement, and is included in reliance upon their report of such firm given upon their authority as experts in accounting and auditing. The consolidated financials statements and the related financial statements schedules of Security First Trust at July 31, 1998, 1997 and 1996 included elsewhere in the registration statement have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing elsewhere in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                         FEDERAL REGISTRATION OF SHARES

        The Trust's shares are registered for sale under the Securities Act of 1933.

                                  LEGAL COUNSEL

        Sullivan & Worcester LLP, whose address is 1025 Connecticut Avenue N.W., Washington, D.C. 20036, is legal counsel to the Trust.

================================================================================


Dear Contract Owner:

The stock market soared, dove, then rose again during the six months ended July 31, 2000, creating significant volatility among various sectors and individual stocks. By the time the dust settled at the end of June, most major market indices were mixed for the six-month period.

Bond prices, which move inversely to their yields, have risen in expectation of a slowing economy due to higher short-term interest rates. Treasury yields decreased in the first half of 2000. Over the course of the last six months, the yield of the thirty year Treasury has decreased by nearly 58 basis points.

I encourage you to review the following report covering the past six months and to contact us if you have any questions.



                                         Respectfully submitted,


                                         /s/ RICHARD C. PEARSON
                                         -------------------------------------
                                         Richard C. Pearson
                                         President


                                         [SECURITY FIRST TRUST LOGO]


================================================================================

================================================================================


SECURITY FIRST TRUST:
T. ROWE PRICE GROWTH
AND INCOME SERIES AND
EQUITY SERIES

EQUITY MARKET OVERVIEW

        There have been signs during the past few months that momentum may have begun to shift back toward quality companies with a history of earnings growth and relatively high dividend yields, and we regard this development -- if it continues --as a welcome return to reality in the equities market.

        The year began with a continuation of the pattern that characterized the stock market through most of last year. In the first quarter, the technology-heavy Nasdaq Composite led the way as the more aggressive market sectors provided the strongest performance. In April and May, those stocks experienced a sudden and sharp decline, and traditional value stocks provided better relative performance. In June, the market under-went another reversal in sentiment, with growth stocks rebounding from their spring decline. By the end of July, the Standard and Poors 500 rose slightly while the Nasdaq Composite suffered a modest loss. Within these indices, growth stocks generally fared better than value stocks, and smaller and mid-cap shares outperformed the largest-cap stocks.

EQUITY MARKET OUTLOOK

        After the shakeout of the past six months, the market ended up treading water as investors digested a series of tightening moves by the Fed aimed at slowing the pace of economic growth. In earlier reports we discussed the de-linkage between stock prices and the earnings and dividend growth that normally support them, since share prices have risen at a faster pace in recent years. This gap began to close modestly during the recent period, with earnings and dividend growth moving ahead while stocks declined in value. Despite the improved performance of value stocks mentioned earlier, they remain very inexpensive relative to their growth stock siblings. If history is any guide, true value tends to reassert itself over time.


PORTFOLIO MANAGEMENT:
T. ROWE PRICE GROWTH
AND INCOME SERIES

        During the six-month period, the portfolio benefited from several successful investments and suffered from some that did not work out as well. Our holdings in the financial, consumer nondurables, and technology sectors were generally good performers, while business services, transportation, and basic materials were weaker overall.


                            GROWTH AND INCOME SERIES
                        SECTOR DIVERSIFICATION PIE CHART

Utilities                                     5.3%
Capital Equipment                             4.1%
Consumer Non-Durables                        20.6%
Short-Term Securities                         3.4%
Consumer Services                            16.6%
Transportation                                5.9%
Energy                                       10.5%
Financial                                    16.9%
Consumer Cyclicals                            0.5%
Process Industries                           10.7%
Technology                                    5.5%


        Among our major holdings were BP Amoco, Citigroup, American Home Products, Abbott Laboratories, Disney, and Starwood Hotels & Resorts Worldwide.



================================================================================

================================================================================


--------------------------------------------------------------------------------
                             GROWTH & INCOME SERIES
                               15 LARGEST HOLDINGS
--------------------------------------------------------------------------------


                                            Percentage of
Security                                      Portfolio
--------                                    -------------
BP Amoco PLC                                     3.9
Citigroup, Inc.                                  3.6
American Home Products                           2.0
Abbott Laboratories                              1.9
Disney Walt Company Holding Co.                  1.9
Starwood Hotel & Resort
  Worldwide, Inc.                                1.8
First Data Corp.                                 1.8
Kimberly-Clarke Corp.                            1.8
General Electric Co.                             1.7
Viacom, Inc. CL B                                1.7
Target Corp.                                     1.6
Boeing Company                                   1.5
Chubb Corp.                                      1.5
St. Paul Companies, Inc.                         1.4
Waste Management, Inc.                           1.4
                                               -----

           TOTAL                                29.5
                                               =====

        The strategy we followed during the period was to invest in good companies after the sell-off. Equity investors not only have high expectations for future returns, but also little tolerance for any disappointing news affecting their investments. As a result, the stocks of many quality companies with solid earnings histories suffered in the downdraft.

        In this climate, we capitalized on the significant price declines in several stocks to make new investments. Our experience suggests that investing in strong companies after they lose much of their value is often a rewarding move. This was our reason for purchases of Rockwell International, Gillette, Microsoft, America Online, Black & Decker, and Motorola. Rockwell is the classic value stock. Having fallen substantially in price, the stock sold for 10 times earnings and sported a dividend yield of 3% --an attractive valuation for a leading manufacturing company. Our other purchases share the common characteristics of recent price weakness, strong market position, and attractive valuations. Microsoft is a slightly unusual holding for us given our general reluctance to invest in technology stocks for valuation reasons. Nonetheless, after its highly publicized antitrust problems and stock price nosedive, we though it was an opportune time to initiate a small position.

        Most of the portfolio sales were of successful investments whose valuations reached unattractive levels as their share prices rose, which diminished their appeal for us. Included among our major sales were Baker Hughes and General Electric.

        The fund's holdings sell at a substantial discount to the overall market. Our historical approach has been to invest in companies selling at relatively low price/earnings ratios with attractive dividend yields and other compelling valuation characteristics. Compared with the broad market, at the end of June we had a portfolio of undervalued companies with good prospects over the next few years.


PORTFOLIO MANAGEMENT:
EQUITY SERIES

        In this volatile market environment, the Security First Trust Equity Series portfolio underperformed the Standard and Poors 500 Index for the quarter. In particular, an overweight position in the technology sector and an underweight position in the consumer staples sector early in the second quarter hurt performance.


                                  EQUITY SERIES
                        SECTOR DIVERSIFICATION PIE CHART

Utilities                          8.2%
Capital Equipment                  6.3%
Consumer Non-Durables             14.9%
Consumer Services                 10.2%
Energy                             5.6%
Financial                         18.1%
Consumer Cyclicals                 0.5%
Process Industries                 1.9%
Technology                        34.3%


================================================================================

================================================================================


        Stock selection also detracted from performance among the larger positions in the portfolio while stock selection among the smaller positions in the portfolio contributed positively to performance.

        During the last few months, we bought Alcatel, Anheuser Busch, Ericsson and Mellon Financial Group. This group showed improving fundamentals and attractive growth prospects. We sold Fleet Boston Financial Corp. due to earnings uncertainty, sold Qualcomm because of deteriorating fundamentals and sold Warner-Lambert because it was fully valued. As of the end of June, the top ten holdings included Cisco Systems, General Electric, Intel and Microsoft.


--------------------------------------------------------------------------------
                                  EQUITY SERIES
                               15 LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                              Percentage of
     Security                                   Portfolio
     --------                                 -------------
Cisco Systems                                      4.8
General Electric                                   4.2
Intel Corp.                                        4.2
Citigroup, Inc.                                    4.1
SPDR Trust                                         3.4
Microsoft Corp.                                    3.2
American International Group                       2.8
Exxon Mobil Corp.                                  2.8
Nortel Networks Corp.                              2.7
Walmart Stores                                     2.5
EMC Mass Corp.                                     1.9
Merck & Co.                                        1.9
Pfizer, Inc.                                       1.8
Dell Computer Corp.                                1.8
Royal Dutch Petroleum Co. ADR                      1.8
                                                 -----

           TOTAL                                  43.9
                                                 =====

        Going forward, the portfolio still maintains a value tilt with modes overweight positions in the capital goods, energy and financial sectors relative to the Standard and Poors 500 Index. Despite this value bias, the Portfolio holds many companies that should benefit from the market's emphasis on companies with strong earnings growth prospects.

SECURITY FIRST TRUST:
BOND SERIES AND U.S.
GOVERNMENT INCOME SERIES

FIXED-INCOME MARKET OVERVIEW

        The U.S. economy finally slowed from its rapid pace in the second quarter as gains related to Y2K liquidity and preparations, bonus compensation payments, unseasonably warm weather and tax receipts began to dissipate. While the consumer continued to spend, it was clearly with less enthusiasm than the first quarter, as retail sales declined significantly in the second quarter. A slowdown in the manufacturing sector appeared as well, with the NAPM Purchasing Managers Index falling to its lowest level in 18 months. While the economy is surely slowing, inflation appears less clear. Secular trends such as improving technology and globalization of labor markets continue to put downward pressure on inflation. However, the sharp increase in oil and natural gas prices, along with an upward trending core CPI and Personal Consumption Expenditure deflator, suggest that cyclical inflationary pressures could continue to build even if the economy slows to a more sustainable pace. In March, the Federal Reserve raised both the overnight rate and the discount rate 0.25% to 6.0% and 5.5%, respectively. Despite the sell-off in the equity market in April, in May concerns about an overheating economy due to an increased shortage of labor and rising oil prices led the Federal Reserve to rise rates another 0.50% to 6.5%

        Treasury yields decreased in the first half of 2000. Over the course of the year so far, the yield of the 30-year Treasury has decreased by nearly 58 basis points (0.58%). The yield of the 10-Year Treasury posted a net decrease of 42 basis points (0.42%). We anticipate a continued flattening of the yield curve as a result of an active Federal Reserve and potential Treasury repurchases of long maturity debt.

        Mortgages posted positive returns during the first half of the year, but trailed the broader market, which was led by the strong rally in the Treasury market. As measured by the Lehman Brothers Mortgage Index, mortgages posted a 3.67% total return versus 3.99% for the Lehman Brothers Aggregate Index. Strength in the housing market has continued unabated, leading



================================================================================

================================================================================


to more supply than expected, but in comparison to other spread sectors, mortgages benefited from greater liquidity and higher credit quality. On a relative valuation basis mortgages appear cheap, although uncertainty was increased in the market by Treasury Undersecretary Gensler's testimony concerning a bill seeking to end the quasi-governmental status of FNMA and FHLMC. GNMAs performed well during the first quarter as a Treasury substitute, since it is the only other asset class backed by the full faith and credit of the U.S. Government.

FIXED-INCOME MARKET OUTLOOK

        While some imbalanced and potential inflationary pressures exist, data points to slower economic growth and restrained inflation. We believe that the Fed will refrain from tightening rates for the rest of the year.

PORTFOLIO MANAGEMENT:
BOND SERIES

        We manage the Bond Series portfolio with the objective of earning superior total returns than broadly diversified investment quality bond portfolios that are measured against the Lehman Aggregate Index. We seek to meet this objective through a superior yield profile, diversification, capital appreciation and minimal capital loss.

        During the first half of the Series' fiscal year (August 1, 1999 - January 31, 2000), an extension of the bear market produced anemic returns (-14% at the portfolio level). However, in the second half (February 1, 2000 - July 31, 2000) a bond market rally produced much more robust returns (4.49% at the portfolio level).

        In addition, while reviewing those results one should bear in mind that for the last year, risk involving fixed income securities has simply not been rewarded. Treasury Bills -- the risk free asset class --have provided some of the highest returns and the under-performance of riskier asset classes is perhaps not surprising.

        The evolution of the portfolio structure over the last year has been a reduction to our commitment to the Treasury sector, an increase in commitment to the mortgage sector, reduced commitment to high yield and international issues and our conservative duration posture.


                                   BOND SERIES
                          SECTOR DIVERSIFICATION CHART


Corporate Bonds                         26.6%
Foreign Governments                      1.6%
Federal Agencies                        58.0%
U.S. Government Obligations             13.8%


        During the last year mortgage spreads returned to levels not seen in the last decade, and we took advantage of this by adding primarily GNMA securities that offer the full faith and credit of the United States Government combined with minimal prepayment risk. Offered the opportunity to add yield with no credit risk, we increased our commitment by over 50% during the course of the year.

        The high yield and international sectors suffered during the last year. High yield was buffeted by higher rates, a slowing economy and increasing downgrade and defaults. International markets suffered as the dollar continued to show strength versus all currencies except the yen. We responded by cutting our commitment. There are a number of high yield issuers that seem quite attractive. We have moved to issues with good visibility, larger size and access to the equity market. Internationally, we expect that the dollar's strength will wane in the coming months and present us with new opportunities. In the meantime caution is our watchword, and we will add to positions slowly.



================================================================================

PORTFOLIO MANAGEMENT:
U.S. GOVERNMENT
INCOME SERIES

        During the semi-annual period, the duration of the Portfolio remained long relative to its benchmark for most of the first quarter. The Portfolio ended the quarter with a duration of 5.75 versus 5.64 for the benchmark. We reduced residential mortgage positions during the quarter in favor of Treasuries/Agencies, although mortgages are our largest overweight position. The Portfolio's residential mortgage exposure in the quarter decreased from 45% to 40%. We added slightly to Treasuries/Agencies in the quarter, although our Treasury and agency allocation remains below the market weighting. The Portfolio's exposure to Treasuries/Agencies decreased from 97.4% to 91.5% for the quarter. We also had a slightly higher allocation to cash at the end of the quarter. Looking forward, we are structuring the Portfolio to take advantage of the intermediate-long part of the yield curve. Our yield curve structure in the Portfolio emphasizes the 10- to 20-year part of the curve over the front-end.


                          U.S. GOVERNMENT INCOME SERIES
                          SECTOR DIVERSIFICATION CHART


Corporate Bonds                          1.9%
Federal Agencies                        59.5%
Short-Term Securities                    6.6%
U.S. Government Obligations             32.0%


PERFORMANCE OF SECURITY FIRST TRUST
GROWTH AND INCOME SERIES, BOND
SERIES, EQUITY SERIES AND U.S.
GOVERNMENT INCOME SERIES

        The following are the average annual and total returns for each series for the period ending July 31, 2000, assuming an investment of $10,000 at the start of the period, and redemption at the end of the period, with dividends reinvested. These returns are based on past experience. Future values of shares will fluctuate so that their redemption values may be more or less than original cost.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
     Fund                   1 Year         3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
     Growth and
       Income               -7.48%          6.17%         15.02%         13.37%
       Series(1)(2)
--------------------------------------------------------------------------------
     Bond                    3.29%          3.90%          5.30%          6.52%
       Series(1)(2)
--------------------------------------------------------------------------------
     Equity                  8.11%         13.74%         18.89%         N/A(*)
       Series(1)
--------------------------------------------------------------------------------
     U.S
       Government            5.99%          4.31%          5.18%         N/A(*)
       Income(1)
--------------------------------------------------------------------------------
     Consumer                3.61%          2.47%          2.51%          2.84%
       Price Index
--------------------------------------------------------------------------------

     (*)  Funds were introduced as of May 1993.



--------------------------------------------------------------------------------
                             Compound Total Returns
--------------------------------------------------------------------------------
      Fund                  1 Year        3 Years         5 Years       10 Years
--------------------------------------------------------------------------------
     Growth and
      Income                -7.48%         19.68%         101.31%        250.74%
      Series(1)(2)
--------------------------------------------------------------------------------
     Bond                    3.29%         12.16%         29.46%         88.07%
      Series(1)(2)
--------------------------------------------------------------------------------
     Equity
      Series(1)              8.11%         47.14%         137.53%        N/A(*)
--------------------------------------------------------------------------------
     U.S
      Government             5.99%         13.50%         28.73%         N/A(*)
      Income(1)
--------------------------------------------------------------------------------
     Consumer                3.61%          7.59%         13.20%         32.32%
       Price Index
--------------------------------------------------------------------------------


     (*)  Funds were introduced as of May 1993.

     (1) Return is computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.

     (2) From inception to July 1983, Security First Investment Management Corporation reimbursed the Growth and Income Series for expenses in excess of the maximum expense limitation, and these reimbursements were repaid from August 1983 to July 1986. Likewise, the Bond Series was reimbursed for excess expenses from inception to July 1985, and these reimbursements were repaid from August 1985 to July 1993. Reimbursement of expenses to a series increases average annual total returns while repayments of such reimbursements reduces these returns.



================================================================================

================================================================================


     The following graphs set forth the historical performance of each series as compared to a stated market index for the periods ended July 31:

   Comparison of Change in Value of $10,000 Investment in Security First Trust
     T. Rowe Price Growth and Income Series and Standard and Poors 500 Index Assuming Dividends and Distributions are Reinvested.


                                    [GRAPH]



                             10000            0
                             9500             550
                             10000            2000
                             10500            3000
                             11500            2500
                             13500            1500
                             15000            4000
                             17000            5000
                             25000            9000
                             28000            12000
                             38000            8000
                             35000            15000



  The performance indicated here may not be indicative of future performance.



   Comparison of Change in Value of $10,000 Investment in Security First Trust Bond Series, Lehman Government Bonds Index, and the Lehman Aggregate Bond Index
              Assuming Dividends and Distributions are Reinvested.




                                    [GRAPH]



        10000                         0                             0
        11000                         230                           242
        12500                         400                           400
        13000                         750                           750
        12750                         800                           800
        14000                         900                           1000
        15000                         900                           1000
        16000                         1000                          1000
        17000                         1200                          1000
        17500                         1500                          750
        18000                         2500                          500






The performance indicated here may not be indicative of future performance.



   Comparison of Change in Value of $10,000 Investment in Security First Trust
                 Equity Series and Standard and Poors 500 Index
              Assuming Dividends and Distributions are Reinvested.



                                    [GRAPH]



                       10000                         0
                       10000                         256
                       10040                         745
                       12000                         2014
                       12500                         3115
                       18000                         6500
                       25500                         9000
                       27500                         10000



   The performance indicated here may not be indicative of future performance.
                 (*)The Series commenced operations on 5/19/93.




   Comparison of Change in Value of $10,000 Investment in Security First Trust U.S. Government Income Series and Lehman Government and Intermediate Index
              Assuming Dividends and Distributions are Reinvested.



                                    [GRAPH]



                       10000                         0
                       10100                         0
                       10000                         100
                       10750                         150
                       11100                         400
                       12000                         500
                       12900                         750
                       13000                         1000
                       13750                         1250


   The performance indicated here may not be indicative of future performance.
                 (*)The Series commenced operations on 5/19/93.



================================================================================

================================================================================


SECURITY FIRST TRUST T. ROWE
PRICE GROWTH AND INCOME SERIES

     The graph and Per Share Data Table below illustrate the growth in per share value for the period ending July 31, 2000, of one share of the Security First Trust T. Rowe Price Growth and Income Series purchased on August 1, 1979, at a price of $5.07, assuming that dividends and capital gains were reinvested.

     The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.

                        [GROWTH AND INCOME SERIES GRAPH]

                                 PER SHARE DATA


                                                                 Per Share
                                                                 Value with                                  Cumulative
Calendar                 Net                  Dividend           Dividends &                                   Change
Year                    Asset                & Capital         Capital Gains              Yearly                from
Ending                  Value                   Gains            Reinvested               Change               8/1/79
--------                -----                ----------        -------------              ------             ----------
1990                     6.25                   .44                 23.70                 -11.0                +367.5
1991                     7.69                   .24                 30.07                 +26.9                +493.1
1992                     8.17                   .22                 32.80                  +9.1                +546.9
1993                     9.12                   .22                 37.49                 +14.3                +639.4
1994                     9.05                   .32                 38.51                  +2.7                +659.6
1995                    11.52                   .34                 50.49                 +31.1                +895.8
1996                    13.18                   .83                 61.42                 +21.7               +1111.4
1997                    15.52                  1.25                 78.12                 +27.2               +1440.8
1998                    15.81                  1.29                 86.06                 +10.2               +1597.4
1999                    16.06                  1.06                 93.67                  +8.8               +1747.5
7/2000                  15.63                    --                 90.68                  -3.2               +1688.6


SECURITY FIRST TRUST
BOND SERIES

     The graph and Per Share Data Table below illustrate the growth in per share value for the period ending July 31, 2000, of one share of the Security First Trust Bond Series purchased on August 1, 1979, at a price of $3.12, assuming that dividends and capital gains were reinvested.

     The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.

                              [BOND SERIES GRAPH]

                                 PER SHARE DATA


                                                              Per Share
                                                              Value with                                Cumulative
Calendar                Net                 Dividend          Dividends &                                 Change
Year                   Asset                & Capital        Capital Gains           Yearly                from
Ending                 Value                 Gains            Reinvested             Change               8/1/79
--------               -----               ----------        -------------           ------             ----------
1990                    3.52                  .54                 8.76                 +4.4               +180.8
1991                    3.79                  .25                10.06                +14.8               +222.4
1992                    3.80                  .23                10.70                 +6.4               +242.9
1993                    3.94                  .22                11.72                 +9.5               +275.6
1994                    3.58                  .22                11.31                 -3.5               +262.5
1995                    3.94                  .24                13.21                +16.8               +323.4
1996                    3.82                  .24                13.58                 +2.8               +335.3
1997                    3.95                  .21                14.81                 +9.1               +374.6
1998                    4.03                  .21                15.92                 +7.5               +410.3
1999                    3.72                  .22                15.51                 -2.6               +397.1
7/2000                  3.84                   --                16.03                 +3.4               +413.8




================================================================================

================================================================================


SECURITY FIRST TRUST
EQUITY SERIES

        The Per Share Data Table below illustrates the growth in per share value for the period ending July 31, 2000, of one share of the Security First Trust Equity Series purchased on May 19, 1993, at a price of $5.00, assuming that dividends and capital gains were reinvested.

        The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.

                                 PER SHARE DATA


                                                             Per Share
                                                             Value with                                 Cumulative
Calendar                Net               Dividend           Dividends &                                   Change
Year                   Asset             & Capital          Capital Gains            Yearly                from
Ending                 Value               Gains              Reinvested             Change               5/19/93
--------              ------             ---------          -------------            ------             ----------
1993                  $ 5.15               $  .03               $ 5.18                 +3.6%                +3.6%+
1994                    4.78                  .05                 4.85                 -6.3                 -3.0
1995                    5.91                  .21                 6.21                +28.0                +24.2
1996                    6.45                  .55                 7.36                +18.5                +47.2
1997                    7.63                  .72                 9.52                +29.3                +90.4
1998                    7.89                 1.51                11.73                +23.2               +134.6
1999                    9.19                  .31                14.16                +20.7               +183.2
7/2000                  8.93                   --                13.73                 -3.0               +174.6

+change from 5-19-93 to 12-31-93



SECURITY FIRST TRUST
U.S. GOVERNMENT INCOME SERIES

        The Per Share Data Table below illustrates the growth in per share value for the period ending July 31, 2000, of one share of the Security First Trust U.S. Government Income Series purchased on May 19, 1993, at a price of $5.00, assuming the dividends and capital gains were reinvested.

        The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.


                                 PER SHARE DATA



                                                              Per Share
                                                              Value with                                Cumulative
Calendar               Net                Dividend            Dividends &                                 Change
Year                  Asset              & Capital           Capital Gains           Yearly                from
Ending                Value                Gains             Reinvested             Change                5/19/93
--------              ------             ---------           -------------         ----------             -------
1993                  $ 5.04               $  .08               $ 5.11                 +2.2%                +2.2%(+)
1994                    4.74                  .14                 4.96                 -2.9                 -0.8
1995                    5.18                  .20                 5.63                +13.5                +12.6
1996                    5.14                  .22                 5.83                 +3.6                +16.6
1997                    5.26                  .24                 6.24                 +7.0                +24.8
1998                    5.25                  .40                 6.70                 +7.4                +34.0
1999                    4.83                  .29                 6.53                 -2.5                +30.6
7/2000                  5.10                   --                 6.90                 +5.7                +38.0


+change from 5-19-93 to 12-31-93



================================================================================

================================================================================
                              SECURITY FIRST TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY 31, 2000



                                                                              T. Rowe Price
                                                                               Growth and                       U.S. Government
                                                                                 Income            Equity           Income
                                                            Bond Series          Series            Series           Series
                                                           -------------      -------------      -----------    ---------------

ASSETS
 Investments at market - Note A and Schedule I:
   Investment securities (cost:
     Bond Series - $22,623,192; Growth
     and Income Series - $279,333,808;
     Equity Series - $44,935,123;
     U.S. Government Income Series - $32,553,278)          $  22,203,630       $323,981,404      $58,124,170      $ 32,011,805

 Cash                                                            606,373            720,133        1,098,402            63,714
 Interest receivable                                             219,885              2,936            4,478           467,431
 Dividends receivable                                                               436,244           26,446
 Receivable for securities sold                                1,846,756                           1,218,552         2,102,505
                                                           -------------       ------------      -----------      ------------
                                                              24,876,644        325,140,717       60,472,048        34,645,455

LIABILITIES
 Payable for securities purchased                              1,614,601                           1,411,012         2,099,625
 Accrued expenses                                                 14,023             51,269           15,642            14,198
 Payable for capital shares redeemed                              19,729             33,871              882               304
 Payable to investment adviser - Note B                            6,947             97,241           28,309            10,653
 Payable for directors' fees                                         305              4,332              776               626
 Unrealized depreciation on foreign
   currency contracts                                              1,349
                                                           -------------       ------------      -----------      ------------
                                                               1,656,954            186,713        1,456,621         2,125,406

NET ASSETS
 Capital shares (authorized 100,000,000
   shares of $.01 par value for each series)                  24,156,181        261,640,068       41,153,313        32,937,994
 Undistributed net investment income                             876,932          3,412,895           35,302         1,113,498
 Undistributed net realized gain (loss)                       (1,392,512)        15,253,445        4,637,765          (989,970)
 Net unrealized appreciation (depreciation)
   of investments                                               (420,911)        44,647,596       13,189,047          (541,473)
                                                           -------------       ------------      -----------      ------------

                      NET ASSETS                           $  23,219,690       $324,954,004      $59,015,427      $ 32,520,049
                                                           =============       ============      ===========      ============

      Capital shares outstanding                               6,052,985         20,789,263        6,610,048         6,379,108

      Net asset value per share                            $        3.84       $      15.63      $      8.93      $       5.10

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 2000



                                                                         T. Rowe Price
                                                                           Growth and                         U.S. Government
                                                                             Income             Equity            Income
                                                         Bond Series          Series            Series             Series
                                                         -----------     --------------       -----------     ---------------
INVESTMENT INCOME
  Dividends                                                                $  6,810,679       $   607,061
  Interest                                               $ 1,685,659          1,273,872            52,216       $ 2,121,312
                                                         -----------       ------------       -----------       -----------
                                                           1,685,659          8,084,551           659,277         2,121,312
EXPENSES
  Custodian fees                                              16,947             50,938            22,847            18,950
  Adviser fees - Note B                                       84,927          1,199,868           329,031           129,811
  Management fees - Note B                                    36,397            514,229            89,736            48,679
  Printing expenses                                           16,391             31,743            13,490            14,542
  Insurance expenses                                           1,064             15,631             2,744             1,487
  Audit fees                                                   5,132              7,676             6,397             5,116
  Directors' fees and expenses                                 1,781             26,514             4,468             2,079
  Miscellaneous expenses                                         859              6,914             5,708             8,128
                                                         -----------       ------------       -----------       -----------
                                                             163,498          1,853,513           474,421           228,792
                                                         -----------       ------------       -----------       -----------
           NET INVESTMENT INCOME                           1,522,161          6,231,038           184,856         1,892,520

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - Notes A and C
  Net realized gain (loss) on sale of investments         (1,106,001)        20,126,873         5,002,057          (464,991)
  Net unrealized appreciation (depreciation) of:
    Investments during the period                            334,147        (55,204,755)         (545,090)          454,161
    Assets denominated in foreign currencies                  (1,349)
                                                         -----------       ------------       -----------       -----------
    Net gain (loss) on investments                          (773,203)       (35,077,882)        4,456,967           (10,830)
                                                         -----------       ------------       -----------       -----------
INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                         $   748,958       $(28,846,844)      $ 4,641,823       $ 1,881,690
                                                         ===========       ============       ===========       ===========

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED JULY 31, 2000



                                                                             T. Rowe Price
                                                                              Growth and                          U.S. Government
                                                                                Income              Equity             Income
                                                          Bond Series           Series              Series             Series
                                                          ------------       -------------       ------------     ---------------
OPERATIONS
  Net investment income                                   $  1,522,161       $   6,231,038       $    184,856       $  1,892,520
  Net realized gain (loss) on sale
    of investments                                          (1,106,001)         20,126,873          5,002,057           (464,991)
  Net unrealized appreciation (depreciation)
    during the period                                          332,798         (55,204,755)          (545,090)           454,161
                                                          ------------       -------------       ------------       ------------
  INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                              748,958         (28,846,844)         4,641,823          1,881,690
                                                          ------------       -------------       ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS
  Net investment income                                     (1,410,330)         (6,182,728)          (360,159)        (1,836,952)
  Net realized gains                                                           (16,135,169)        (1,714,979)

CAPITAL SHARE TRANSACTIONS - NOTE D
  Reinvestment of net investment income
    distributed                                              1,410,330           6,182,728            360,159          1,836,952
  Reinvestment of net realized gains                                            16,135,169          1,714,979
  Sales of capital shares                                    3,319,764          19,704,012          1,705,091          2,282,843
  Redemptions of capital shares                             (5,566,736)        (35,014,349)        (5,644,649)        (3,957,033)
                                                          ------------       -------------       ------------       ------------
INCREASE (DECREASE) IN NET ASSETS
              FROM CAPITAL SHARE
                     TRANSACTIONS                             (836,642)          7,007,560         (1,864,420)           162,762
                                                          ------------       -------------       ------------       ------------
        TOTAL INCREASE (DECREASE)
                    IN NET ASSETS                           (1,498,014)        (44,157,181)           702,265            207,500
NET ASSETS
  BEGINNING OF YEAR                                         24,717,704         369,111,185         58,313,162         32,312,549
                                                          ------------       -------------       ------------       ------------
  END OF YEAR (including undistributed net
    investment income: Bond Series -$876,932;
    Growth and Income Series - $3,412,895;
    Equity Series - $35,302; U.S. Government
    Income Series - $1,113,498)                           $ 23,219,690       $ 324,954,004       $ 59,015,427       $ 32,520,049
                                                          ============       =============       ============       ============

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED JULY 31, 1999


                                                                          T. Rowe Price
                                                                            Growth and                          U.S. Government
                                                                              Income              Equity            Income
                                                         Bond Series          Series              Series            Series
                                                        ------------      --------------       ------------     ---------------
OPERATIONS
  Net investment income                                 $  1,222,895       $   5,764,382       $    398,609       $  1,803,367
  Net realized gain (loss) on sale
    of investments                                          (198,084)         17,734,362          1,354,678            (13,673)
  Net unrealized appreciation (depreciation)
    during the period                                       (968,222)         31,098,623          7,802,709         (1,476,045)
                                                        ------------       -------------       ------------       ------------
           INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                             56,589          54,597,367          9,555,996            313,649
                                                        ------------       -------------       ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS
  Net investment income                                     (968,742)         (5,234,796)          (449,055)        (1,847,027)
  Net realized gains                                        (207,719)        (18,412,869)        (8,668,236)          (597,259)

CAPITAL SHARE TRANSACTIONS - NOTE D
  Reinvestment of net investment income
    distributed                                              968,742           5,234,796            449,055          1,847,027
  Reinvestment of net realized gains                         207,719          18,412,869          8,668,236            597,259
  Sales of capital shares                                  9,504,353          37,641,014            793,709          2,362,361
  Redemptions of capital shares                           (2,777,630)        (13,568,724)        (6,839,695)        (4,454,380)
                                                        ------------       -------------       ------------       ------------
      INCREASE IN NET ASSETS FROM
       CAPITAL SHARE TRANSACTIONS                          7,903,184          47,719,955          3,071,305            352,267
                                                        ------------       -------------       ------------       ------------
        TOTAL INCREASE (DECREASE)
                    IN NET ASSETS                          6,783,312          78,669,657          3,510,010         (1,778,370)
NET ASSETS
  BEGINNING OF YEAR                                       17,934,392         290,441,528         54,803,152         34,090,919
                                                        ------------       -------------       ------------       ------------
  END OF YEAR (including undistributed net
    investment income: Bond Series - $765,101;
    Growth and Income Series - $3,364,585;
    Equity Series - $210,605; U.S. Government
    Income Series - $1,057,930)                         $ 24,717,704       $ 369,111,185       $ 58,313,162       $ 32,312,549
                                                        ============       =============       ============       ============

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                    SCHEDULE I
                                   BOND SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 2000

                                                               Percentage
                                                               of Market
                                                                Value of                    Market
Fixed Maturities                                                Portfolio     Principal     Value
----------------                                               ----------     ---------     ------
CORPORATE NOTES                                                   26.6%

Aerospace & Defense:                                               1.0%
    Boeing Co., 8.75%, 08/15/21                                                50,000      $ 56,688
    Lockheed Martin Corp., 7.75%, 05/01/26                                     90,000        86,063
    Tyco International, Ltd., 6.375%, 06/15/05                                 80,000        76,100
                                                                                           --------
                                                                                            218,851

Automobiles & Related:                                             2.1%
    Amerco., 8.80%, 02/04/05                                                  150,000       143,813
    Borg Warner Automotive, Inc., 6.5%, 02/15/09                              235,000       208,269
    Capital Auto Receivables Asset, 6.30%, 05/15/04                           125,000       123,628
                                                                                           --------
                                                                                            475,710

Banking:                                                           1.6%
    Dime Bancorp, Inc., 6.375%, 01/30/01                                      250,000       248,445
    HSBC Fin Nederland Bank, 7.40%, 04/15/03                                  100,000        99,750
                                                                                           --------
                                                                                            348,195

Chemicals and Allied Products:                                     0.8%
    Fort James Corp., 6.875%, 09/15/07                                        195,000       182,325

Electric Utilities:                                                1.9%
    CMS Energy Corp., 8.00%, 07/01/11                                         225,000       222,188
    National Rural Utilities, 6.50%, 09/15/02                                 100,000        98,875
    Public Service Electric & Gas Co., 6.25%, 01/01/07                        100,000        92,750
                                                                                           --------
                                                                                            413,813

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                             Percentage
                                                              of Market
                                                              Value of                      Market
Fixed Maturities                                              Portfolio     Principal       Value
----------------                                             ----------     ---------      ----------
CORPORATE NOTES (Continued)

Finance & Credit:                                                7.5%
    G.E. Capital Mortgage Svcs., Inc., 6.25%, 12/25/28                        245,861      $  169,644
    G.E. Capital Mortgage Svcs., Inc., 6.50%, 04/25/29                        305,696         208,240
    Honda Auto Lease Trust, 6.45%, 09/16/02                                   325,000         322,943
    Hayes Lemerz International, Inc., 8.25%, 12/15/08                          50,000          43,500
    Northwest Asset Corp., 6.75%, 05/25/29                                    246,974         178,864
    Merrill Lynch Mtg. Investment, Inc., 7.56%, 09/15/09                      115,000         113,850
    Salomon Smith Barney, Inc., 7.375%, 05/15/07                              300,000         291,750
    Texaco Capital, Inc., 5.5%, 01/15/09                                      220,000         194,700
    Valero Pass-Through Asset Trust, 6.75%, 12/15/02                          140,000         135,450
                                                                                           ----------
                                                                                            1,658,941

Food & Beverages:                                                0.4%
    Archer Daniels Midland Co., 6.625%, 05/01/29                              120,000         102,150

Forest Products:                                                 0.4%
    Noranda Forest, Inc., 7.50%, 07/15/03                                     100,000          98,625

Health Services:                                                 0.3%
    Tenet Healthcare Corp., 7.875%, 01/15/03                                   70,000          68,950

Insurance Carriers:                                              1.2%
    Conseco, Inc., 6.40%, 06/15/01                                            200,000         169,000
    Prudential Insurance Co. America, 6.875%, 04/15/03                        100,000          98,125
                                                                                           ----------
                                                                                              267,125
Media & Communications:                                          1.5%
    CSC Holdings, Inc., 8.125%, 07/15/2009                                     25,000          24,594
    Isle of Capri Casinos, Inc., 8.75%, 04/15/09                              100,000          91,500
    Liberty Media Corp., 7.875%, 07/15/09                                     150,000         145,875
    Metromedia Fiber Network, Inc., 10.00%, 12/15/09                           70,000          68,250
                                                                                           ----------
                                                                                              330,219

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                     Percentage
                                                      of Market
                                                      Value of                          Market
Fixed Maturities                                      Portfolio       Principal         Value
-----------------                                    ----------       ---------      -----------
CORPORATE NOTES (Continued)

Miscellaneous Business Services:                        0.5%
    Allied Waste North America, 7.875%, 01/0/09                        115,000       $   102,063

Miscellaneous Consumer Products:                        2.5%
    American Standard, Inc., 7.375%, 04/15/05                           45,000            42,525
    Jones Apparel Group, Inc., 7.875%, 06/15/06                        230,000           219,937
    S C International Service, Inc., 9.25%, 09/01/07                    60,000            57,375
    WMX Technologies, Inc., 7.125%, 06/15/01                           250,000           245,625
                                                                                     ------------
                                                                                         565,462

Oil and Gas Extraction:                                 1.6%
    Apache Corp., 7.70%, 03/15/26                                      155,000           153,063
    Quaker State Corp., 6.625%, 10/15/05                               100,000            96,375
    Tosco Corp., 8.125%, 02/15/2030                                    100,000           101,500
                                                                                     ------------
                                                                                         350,938

Telephone Communication:                                1.9%
    Allegiance Telecom, Inc., 0.00%, 02/15/08                           25,000            18,625
    Charter Communications Holdings, 8.625%, 04/01/09                  100,000            88,000
    Crown Castle International, 0.00%, 05/15/11                         75,000            47,250
    GTE Corp., 6.94%, 04/15/28                                         100,000            90,121
    Global Crossing Holdings, Ltd., 9.625%, 05/15/08                   100,000            98,250
    US West Communications, Inc., 7.50%, 06/15/23                       80,000            73,900
                                                                                     ------------
                                                                                         416,146

Transportation:                                         1.4%
    Canadian National Railway Co., 6.90%, 07/15/28                     165,000           145,200
    Newport News Shipbuilding, Inc.,  9.25% 12/01/06                    60,000            60,600
    Norfolk Southern Corp., 7.80%, 05/15/27                            100,000            98,250
                                                                                     ------------
                                                                                         304,050
                                                                                     ------------
                              TOTAL CORPORATE NOTES
                                   (COST $6,195,796)                                   5,903,563

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                    SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                     Percentage
                                                      of Market
                                                      Value of                         Market
Fixed Maturities                                      Portfolio      Principal         Value
-----------------                                    -----------     ---------       -----------
FEDERAL AGENCIES                                        58.0%

Federal Home Loan Mortgage Corp.:                       0.2%
    9.50%, 04/01/19                                                     26,287       $    27,346
    9.00%, 06/01/19                                                     13,352            13,811
                                                                                     ------------
                                                                                          41,157

Federal National Mortgage Assn.:                        10.8%
    6.625%, 01/15/02                                                 1,835,000         1,828,908
    7.00%, 09/01/10                                                    149,495           146,831
    7.00%, 05/01/12                                                    132,560           130,197
    6.50%, 03/01/13                                                    290,404           280,510
    7.50%, 08/25/21                                                      9,069             9,086
                                                                                     ------------
                                                                                       2,395,532

Government National Mortgage Assn.:                     47.0%
      9.00%, 04/15/09                                                    2,174             2,227
      9.00%, 05/15/09                                                   11,631            11,915
      9.00%, 05/15/09                                                    3,477             3,562
      9.00%, 05/15/09                                                    2,752             2,819
      9.00%, 05/15/09                                                    1,061             1,087
      9.00%, 05/15/09                                                    1,599             1,638
     11.25%, 09/15/15                                                   78,115            85,511
     11.50%, 11/15/15                                                    9,611            10,662
     10.00%, 06/15/17                                                   21,329            22,782
      9.25%, 07/15/17                                                    7,003             7,200
     10.00%, 11/15/17                                                    7,615             8,134
     11.50%, 02/15/18                                                    3,244             3,599
     10.00%, 03/15/19                                                   23,635            25,245
     10.00%, 03/15/20                                                   13,654            14,584
      9.25%, 05/15/20                                                   29,390            30,216
      9.25%, 05/15/21                                                   86,986            89,432
      9.25%, 06/15/21                                                   21,090            21,683

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                     Percentage
                                                      Of Market
                                                      Value of                           Market
Fixed Maturities                                      Portfolio       Principal          Value
-----------------                                    ----------       ---------      -----------
FEDERAL AGENCIES (Continued)

Government National Mortgage Assn. (Continued)
    7.00%, 08/15/23                                                     70,120       $    68,213
    7.50%, 06/15/23                                                     79,457            78,836
    7.50%, 10/15/23                                                    117,086           116,170
    7.00%, 01/15/24                                                    113,194           110,116
    7.00%, 03/15/24                                                     78,222            76,095
    7.00%, 01/15/25                                                    350,914           341,590
    9.50%, 01/15/25                                                     10,583            10,983
    9.50%, 05/15/25                                                      7,044             7,310
    7.00%, 02/15/26                                                    462,666           450,086
    7.50%, 09/15/26                                                    163,631           162,351
    8.00%, 05/15/27                                                    196,047           197,884
    6.50%, 04/15/28                                                    731,865           694,810
    7.00%, 05/15/28                                                    339,969           330,726
    7.00%, 06/15/28                                                    298,407           290,293
    6.50%, 10/15/28                                                  1,760,691         1,671,548
    6.50%, 11/15/28                                                    504,356           478,821
    6.50%, 01/15/29                                                    233,482           221,661
    6.50%, 03/15/29                                                    261,925           248,663
    6.50%, 04/15/29                                                    245,761           233,318
    6.50%, 05/15/29                                                    937,928           891,031
    6.50%, 05/15/29                                                    272,923           259,276
    6.50%, 06/15/29                                                    149,737           142,156
    6.50%, 07/15/29                                                    653,751           620,652
    8.00%, 07/15/29                                                    157,641           159,118
    7.00%, 08/15/29                                                    988,686           961,803
    7.50%, 09/15/29                                                    543,844           539,592
    8.00%, 09/15/29                                                    246,506           248,816
    8.00%, 01/15/30                                                    252,752           255,120
    8.00%, 06/15/30                                                    229,799           231,885
                                                                                  ---------------
                                                                                      10,441,219
                                                                                  ---------------
                              TOTAL FEDERAL AGENCIES
                                  (COST $13,094,895)                                  12,877,908

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                     Percentage
                                                      of Market
                                                      Value of                         Market
Fixed Maturities                                      Portfolio     Principal          Value
-----------------                                    ----------     ---------        -----------
U.S. GOVERNMENT OBLIGATIONS                             13.8%

U.S. Treasury Bonds:                                    3.4%
    6.625%, 02/15/27                                                   260,000       $   280,067
    5.25%, 02/15/29                                                    520,000           469,622
                                                                                     ------------
                                                                                         749,689

U.S. Treasury Notes:                                    10.4%
    3.375%, 01/15/07                                                   316,839           305,252
    5.50%, 05/15/09                                                  1,385,000         1,327,869
    6.00%, 08/15/09                                                    675,000           670,565
                                                                                     ------------
                                                                                       2,303,686
                                                                                     ------------

                   TOTAL U.S. GOVERNMENT OBLIGATIONS
                                   (COST $2,969,151)                                   3,053,375

FOREIGN GOVERNMENT  OBLIGATIONS                         1.6%

Argentina Rep, 0.00%, 03/31/05                                         400,000           368,784
                                                                                     ------------

               TOTAL FOREIGN  GOVERNMENT OBLIGATIONS
                                     (COST $363,350)                                     368,784
                                                                                     ------------

                                   TOTAL INVESTMENTS
                                  (COST $22,623,192)   100.0%                         22,203,630

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                        Percentage
                                                         Of Market
                                                         Value of                     Market
 Forward Foreign Currency Contracts                      Portfolio     Principal      Value
-----------------------------------                     ----------     ---------    -----------
CONTRACTS TO BUY

557,000 Canadian Dollars (Settlement Date 08/09/00;
     Payable amount $377,627; Market value $376,922)                                 $     (705)
25,000 Euro Dollars (Settlement Date 08/22/00;
     Payable amount $23,739; Market value $23,095)                                         (644)
                                                                                     ------------
                                                                                         (1,349)

Other assets less liabilities                                                          1,017,409
                                                                                     ------------

                                          NET ASSETS                                 $23,219,690
                                                                                     ============

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 2000


                                                     Percentage
                                                      of Market
                                                      Value of         No. of         Market
Equity Securities                                     Portfolio        Shares          Value
-----------------                                    ----------       --------      ------------
CAPITAL EQUIPMENT                                       4.1%

Electrical  Equipment:                                  4.1%
    Black & Decker Corp.                                                68,200      $  2,536,187
    General Electric Co.                                               105,000         5,400,938
    Hubbell, Inc. Class B                                               60,000         1,447,500
    Stanley Works                                                      150,000         3,928,125
                                                                                    -------------
                                                                                      13,312,750

CONSUMER CYCLICALS                                      0.5%

Automobiles & Related:                                  0.5%
    Genuine Parts Co.                                                   80,000         1,605,000

CONSUMER NONDURABLES                                   20.6%

Food & Beverages:                                       6.4%
    Anheuser-Busch Company, Inc.                                        50,000         4,025,000
    Campbell Soup Co.                                                  100,000         2,650,000
    General Mills, Inc.                                                108,000         3,712,500
    Hershey Foods, Inc.                                                 70,000         3,237,500
    McCormick & Co.                                                    100,000         2,931,250
    Pepsico, Inc.                                                       50,000         2,290,625
    Ralston Purina Group                                               100,000         2,018,750
                                                                                    -------------
                                                                                      20,865,625

Health Services:                                        0.7%
    Baxter International, Inc.                                          30,000         2,332,500

Miscellaneous Consumer Products:                        5.5%
    Colgate Palmolive Co.                                               60,000         3,341,250
    Eastman  Kodak Company                                              60,000         3,292,500
    Fortune Brands, Inc.                                               120,000         2,700,000
    Gillette Co.                                                        51,300         1,497,318

These accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                     Percentage
                                                      of Market
                                                      Value of         No. of         Market
Equity Securities                                     Portfolio        Shares          Value
------------------                                   ----------       --------      ------------
CONSUMER NONDURABLES (Continued)

Miscellaneous Consumer Products (Continued)
    Int'l. Flavors & Fragrance                                         100,000      $  2,675,000
    Owens Corning Fiber                                                 70,000           385,000
    Philip Morris Companies, Inc.                                      100,000         2,525,000
    UST, Inc.                                                          100,000         1,450,000
                                                                                    -------------
                                                                                      17,866,068
Pharmaceuticals:                                        8.0%
    Abbott Laboratories                                                150,000         6,243,750
    American Home Products Corporation                                 125,000         6,632,812
    Johnson & Johnson                                                   45,000         4,187,813
    Merck & Co.                                                         27,500         1,971,406
    Pharmacia Corporation                                               59,500         3,257,625
    Schering-Plough Corp.                                               80,000         3,455,000
                                                                                    -------------
                                                                                      25,748,406

CONSUMER SERVICES                                      16.6%

Entertainment & Leisure:                                3.1%
    Hilton Hotels Corp.                                                400,000         4,100,000
    Starwood Hotel & Resort Worldwide, Inc.                            175,000         5,971,875
                                                                                    -------------
                                                                                      10,071,875

General Merchandise Stores:                             6.6%
    Albertsons, Inc.                                                   125,000         3,773,437
    May Department Stores Co.                                           58,000         1,377,500
    Neiman-Marcus Group, Inc.*                                          90,000         2,970,000
    Nordstrom, Inc.                                                     67,000         1,172,500
    Penney J C Co.                                                      50,000           806,250
    Target Corp.                                                       180,000         5,220,000
    Toys R Us, Inc.*                                                   250,000         4,125,000
    Tupperware Corp.                                                   100,000         1,943,750
                                                                                    -------------
                                                                                      21,388,437

* Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                     Percentage
                                                      of Market
                                                      Value of         No. of          Market
Equity Securities                                     Portfolio        Shares          Value
-----------------                                    -----------      --------      ------------
CONSUMER SERVICES (Continued)

Media & Communications:                                 5.5%
    Walt Disney Company Holding Co.                                    156,300      $  6,046,855
    Knight Ridder, Inc.                                                 60,000         3,127,500
    Meredith Corp.                                                      60,000         1,908,750
    Readers Digest Assn., Inc.                                          35,000         1,194,375
    Viacom, Inc. CL B *                                                 81,375         5,396,180
                                                                                    -------------
                                                                                      17,673,660

Miscellaneous Business Services:                        1.4%
    Waste Management, Inc.                                             250,000         4,671,875

ENERGY                                                 10.5%

Oil And Gas Extraction:                                10.5%
    Amerada Hess Corp.                                                  65,000         3,932,500
    BP Amoco PLC.                                                      241,532        12,635,143
    Baker Hughes, Inc.                                                 131,200         4,542,800
    Chevron Corp.                                                       40,000         3,160,000
    Exxon Mobil Corp.                                                   57,122         4,569,760
    Texaco, Inc.                                                        30,600         1,512,788
    Unocal Corp.                                                       125,000         3,781,250
                                                                                    -------------
                                                                                      34,134,241

FINANCIAL                                              16.9%

Banking:                                                6.6%
    Bank One Corp.                                                     110,000         3,499,375
    Chase Manhattan Corp.                                               45,000         2,235,938
    Firstar Corp.*                                                     175,000         3,456,250
    Mellon Financial Corp.                                             100,000         3,768,750
    National City Corp.                                                100,000         1,775,000
    Washington Mutual, Inc.                                            120,000         3,855,000

* Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                         SECURITY FIRST TRUST SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                     Percentage
                                                      of Market
                                                      Value of          No. of          Market
Equity Securities                                     Portfolio         Shares          Value
-----------------                                    ----------        --------     -------------
FINANCIAL (Continued)

Banking  (Continued)
    Wells Fargo & Co.                                                   66,660      $  2,753,891
                                                                                    -------------
                                                                                      21,344,204
Federal Agencies:                                       0.7%
    Freddie Mac                                                         60,000         2,366,250

Financial Services:                                     5.2%
    H&R Block, Inc.                                                     60,000         1,920,000
    Citigroup, Inc.                                                    165,547        11,681,410
    J.P. Morgan & Co.                                                   25,000         3,337,500
                                                                                    -------------
                                                                                      16,938,910

Insurance Carriers:                                     4.4%
    Chubb Corp.                                                         65,000         4,810,000
    Loews Corp.                                                         30,000         1,882,500
    St. Paul Companies, Inc.                                           105,136         4,671,981
    UnumProvident Corp.                                                125,000         2,875,000
                                                                                    -------------
                                                                                      14,239,481

PROCESS INDUSTRIES                                     10.7%

Chemicals and Allied Products:                          7.0%
    Dow Chemical Co.                                                    90,000         2,587,500
    Dupont Co.                                                          50,000         2,265,625
    Fort James Corp.                                                   125,000         3,820,313
    Great Lakes Chemical Corp.                                         100,000         2,937,500
    Hercules, Inc.                                                     130,000         1,941,875
    Imperial Chemical ADR                                              100,000         2,868,750
    Minnesota Mining & Manufacturing Co.                                38,300         3,449,394
    Pall Corp.                                                         125,000         2,593,750
                                                                                    -------------
                                                                                      22,464,707

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                  SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                      Percentage
                                                      of Market
                                                       Value of                   No. of          Market
Equity Securities                                     Portfolio                   Shares          Value
-----------------                                     ---------                   ------          -----

PROCESS INDUSTRIES (Continued)

Forest Products:                                         0.4%
      Weyerhaeuser Co.                                                             30,000      $   1,370,625

Metal Mining:                                            1.0%
      Newmont Mining Corp.                                                         75,000          1,331,250
      Phelps Dodge Corp.                                                           50,000          2,034,375
                                                                                               -------------
                                                                                                   3,365,625

Paper And Allied Products:                               2.3%
      Kimberly-Clark Corp.                                                        100,000          5,743,750
      International Paper Co.                                                      47,278          1,607,452
                                                                                               -------------
                                                                                                   7,351,202

TECHNOLOGY                                               5.5%

Computer and Office Equipment:                           5.5%
      America Online, Inc.*                                                        40,000          2,132,500
      BMC Software, Inc.*                                                         100,000          1,887,500
      Computer Associates International, Inc.                                      75,000          1,860,938
      First Data Corp.                                                            125,000          5,757,813
      Microsoft Corp.                                                              40,000          2,792,500
      Motorola, Inc.                                                               50,000          1,653,125
      Xerox Corp.                                                                 120,000          1,785,000
                                                                                               -------------
                                                                                                  17,869,376
TRANSPORTATION                                           5.9%

Aerospace and Defense:                                   3.8%
      Boeing Company                                                              100,000          4,900,000
      Lockheed Martin Corp.                                                       100,000          2,812,500
      Raytheon Co. CL B                                                           100,000          2,425,000
      Rockwell International Corp.                                                 60,000          2,103,750
                                                                                               -------------
                                                                                                  12,241,250

*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                  SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                        Percentage
                                        of Market
                                         Value of         No. of        Market
Equity Securities                       Portfolio         Shares         Value
-----------------                       ---------         ------         -----
TRANSPORTATION (Continued)

Railroad Transportation:                   2.1%
      Norfolk Southern Corp.                             200,000     $  3,725,000
      Union Pacific Corp.                                 70,000        3,023,125
                                                                     ------------
                                                                        6,748,125

UTILITIES                                  5.3%

Telephone Communication:                   2.4%
      AT&T Co.                                            30,000          928,125
      SBC Communications, Inc.                           104,865        4,463,317
      Verizon Communications, Inc.                        48,800        2,293,600
                                                                     ------------
                                                                        7,685,042

Utility Holding Companies:                 2.9%
      Edison International                                50,000          984,375
      Niagara Mohawk Holdings, Inc.*                     137,500        1,830,468
      Peco Energy Co.                                     50,000        2,134,375
      Scottish Power PLC*                                 40,600        1,344,875
      Unicom Corp.                                        75,000        3,079,688
                                                                     ------------
                                                                        9,373,781
                                                                     ============

        TOTAL EQUITY SECURITIES
             (COST $268,381,419)                                      313,029,015


*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                  SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000



                                                                   Percentage
                                                                   of Market
                                                                     Value of                     Market
Short-Term Investments                                              Portfolio   Principal          Value
----------------------                                             -----------  ----------     -------------

SHORT-TERM INVESTMENTS                                                 3.4%

Commercial Paper:                                                      3.4%
      Ciesco L.P, 6.55%, 08/17/2000                                              5,000,000      $  4,985,340
      Knight Ridder Inc., 6.54%, 08/31/2000                                      6,000,000         5,967,049
                                                                                                ------------

                                   TOTAL SHORT-TERM INVESTMENTS
                                             (COST $10,952,389)                                   10,952,389
                                                                                                ------------

                                              TOTAL INVESTMENTS
                                            (COST $279,333,808)      100.0%                      323,981,404

Other assets less liabilities                                                                        972,600
                                                                                                ------------

                                                     NET ASSETS                                $ 324,954,004
                                                                                               =============



*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================
                                       26

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                                  EQUITY SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 2000

                                              Percentage
                                              of Market
                                               Value of      No. of        Market
Equity Securities                             Portfolio      Shares         Value
-----------------                            -----------    --------     -----------
CAPITAL EQUIPMENT                                6.3%

Aerospace & Defense:                             1.1%
      Boeing Company                                           4,400     $   215,600
      Tyco International, Ltd.                                 8,100         433,350
                                                                         -----------
                                                                             648,950
Electrical Equipment:                            4.2%
      General Electric Co.                                    47,600       2,448,425

Machinery:                                       1.0%
      Illinois Tool Works, Inc.                                9,600         549,600

CONSUMER NONDURABLES                            14.9%

Food & Beverages:                                3.4%
      Anheuser-Busch Company, Inc.                             9,700         780,850
      Coca Cola                                               13,800         846,112
      Pepsico, Inc.                                            7,400         339,013
                                                                         -----------
                                                                           1,965,975

Health Services:                                 0.7%
      Medtronic, Inc.                                          7,900         403,394

Miscellaneous Consumer Products:                 1.3%
      McDonalds  Corp.                                        10,300         324,450
      Proctor & Gamble Co.                                     7,200         409,500
                                                                         -----------
                                                                             733,950

Pharmaceuticals:                                 9.5%
      American Home Products Co.                              12,000         636,750
      Amgen, Inc.*                                             6,000         389,625
      Johnson & Johnson                                       10,300         958,544
      Lilly Eli & Co.                                          7,800         810,225
      Merck & Co.                                             15,100       1,082,481

*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================
                                       27

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                               Percentage
                                               of Market
                                                Value of        No. of          Market
Equity Securities                              Portfolio        Shares           Value
-----------------                             ------------     -------       ------------

CONSUMER NONDURABLES (Continued)

Pharmaceuticals (Continued)
      Pfizer, Inc.                                               24,475      $  1,055,484
      Schering Plough Corp.                                      13,800           595,988
                                                                             ------------
                                                                                5,529,097

CONSUMER CYCLICALS                                0.5%

Automobiles & Related:                            0.5%
      Ford Motor Co.                                              6,400           298,000

CONSUMER SERVICES                                10.2%

General Merchandise Stores:                       5.2%
      Costco Wholesale Corp.*                                    14,300           465,644
      Gap, Inc.                                                   8,300           297,244
      Home Depot, Inc.                                           16,450           851,288
      Walmart Stores                                             26,000         1,428,375
                                                                             ------------
                                                                                3,042,551

Media & Communications:                           5.0%
      A T & T Corp Liberty Media Group                           15,400           342,650
      Clear Channel Communication, Inc.*                         10,500           799,969
      Walt Disney Company Holding Co.                            14,000           541,625
      Time Warner, Inc.                                           7,600           582,825
      Viacom, Inc. CL B *                                         9,154           607,025
                                                                             ------------
                                                                                2,874,094

ENERGY                                            5.6%

Oil And Gas Extraction:                           5.6%
      Exxon Mobil Corp.                                          20,528         1,642,240


*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                 Percentage
                                                  of Market
                                                  Value of     No. of         Market
Equity Securities                                 Portfolio    Shares          Value
-----------------                               -----------   --------      ------------
ENERGY (Continued)

Oil And Gas Extraction (Continued)
      Royal Dutch Petroleum Co. ADR                              17,700     $  1,031,025
      Schlumberger Limited                                        8,200          606,288
      Transocean Sedco Forex, Inc.                                   26            1,287
                                                                            ------------
                                                                               3,280,840

FINANCIAL                                           18.1%

Banking:                                             1.8%
      Chase Manhattan Corp.                                      12,800          636,000
      Mellon Financial Corp.                                     11,500          433,406
                                                                            ------------
                                                                               1,069,406

Federal Agencies:                                    1.3%
      Federal National  Mortgage Assn.                           18,700          737,481

Financial Services:                                 12.0%
      American Express Co.                                        6,400          362,800
      Citigroup, Inc.                                            33,475        2,362,080
      MBNA Corp.                                                 13,700          457,238
      Morgan Stanley Dean Witter                                  9,870          900,638
      Northern Trust Corp.                                        6,500          486,688
      Charles Schwab Corp.                                       12,100          437,113
      SPDR Trust                                                 13,800        1,972,535
                                                                            ------------
                                                                               6,979,092

Insurance Carriers:                                  3.0%
      Ace Limited                                                 2,400           86,400
      American International Group                               18,880        1,655,540
                                                                            ------------
                                                                               1,741,940

The accompanying notes are an integral part of these financial statements.
================================================================================
                                       29

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                           Percentage
                                           of Market
                                            Value of                      No. of         Market
Equity Securities                          Portfolio                      Shares          Value
-----------------                         ------------                    ------        -----------
PROCESS INDUSTRIES                            1.9%

Chemicals and Allied Products:                0.6%
      Dow Chemical Co.                                                     11,100       $   319,125

Metal Mining:                                 0.7%
      Alcoa, Inc.                                                          14,300           432,575

Paper And Allied Products:                    0.6%
      International Paper Co.                                              10,700           363,800

TECHNOLOGY                                   34.3%

Communication  Equipment:                     8.3%
      Arcatel Sponsored ADRS                                                4,100           299,813
      Corning, Inc.                                                         2,000           467,875
      Lucent Technologies, Inc.                                            16,300           713,125
      Motorola, Inc.                                                       27,000           892,688
      Nextel Communication, Inc.*                                           9,800           548,188
      Nortel Networks Corp.                                                20,900         1,554,436
      Vodafone Airtouch  PLC ADR                                            8,000           340,000
                                                                                        -----------
                                                                                          4,816,125

Computer & Office Equipment:                 26.0%
      America Online, Inc.*                                                18,100           964,956
      Applied Materials, Inc.*                                              4,000           303,500
      Cisco Systems Inc.*                                                  42,600         2,787,638
      Dell Computer Corp.*                                                 24,000         1,054,500
      EMC  Mass Corp.*                                                     13,100         1,115,138
      Electronic Data System Corp.                                         10,500           451,500
      Hewlett Packard Co.                                                   5,200           567,775
      Intel Corp.                                                          36,600         2,443,050


*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================
                                       30

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                  Percentage
                                                  of Market
                                                   Value of    No. of          Market
Equity Securities                                 Portfolio    Shares           Value
-----------------                                -----------   ------        ------------
TECHNOLOGY (Continued)

Computer & Office Equipment (Continued)
      International Business Machines Corp.                       8,800      $     989,450
      Microsoft Corp.                                            26,800          1,870,975
      Oracle Corp.*                                              13,500          1,015,031
      Sun Microsystems, Inc.*                                     7,900            832,956
      Texas Instruments, Inc.                                    12,700            745,331
                                                                             -------------
                                                                                15,141,800

UTILITIES                                            8.2%

Telephone Communication:                             5.9%
      AT&T Co.                                                   12,000            371,250
      Qwest Communications International, Inc.                   11,936            560,246
      SBC Communications, Inc.                                   19,000            808,687
      Verizon Communications, Inc.                               19,900            935,300
      Worldcom, Inc.*                                            19,000            742,187
                                                                             -------------
                                                                                 3,417,670

Utility Holding Companies:                           2.3%
      Aes Corp.*                                                 13,800            737,437
      American Power Conversion Corp.*                            6,500            165,343
      Calpine Corp.                                               6,000            427,500
                                                                             -------------
                                                                                 1,330,280
                                                                             -------------

                               TOTAL INVESTMENTS
                              (COST $44,935,123)    100.0%                      58,124,170

Other assets less liabilities                                                      891,257
                                                                             -------------

                                      NET ASSETS                             $  59,015,427
                                                                             =============

*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================
                                       31

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                          U.S. GOVERNMENT INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 2000


                                                                  Percentage
                                                                  of Market
                                                                   Value of                    Market
Fixed Maturities                                                  Portfolio     Principal      Value
----------------                                                 -----------   ----------    -----------
CORPORATE NOTES                                                      1.9%

Finance & Credit:                                                    1.9%
      Deutsche Mortgage & Asset, 6.22%, 09/15/07                                 106,776     $   102,804
      GMAC Mortgage Corp., 5.94%, 07/01/13                                       431,651         387,757
      Residential Accredit Lines, Inc., 6.75%, 05/25/28                          116,248         113,822
                                                                                             -----------
                                                                                                 604,383
                                                                                             -----------

                                          TOTAL CORPORATE NOTES
                                                (COST $639,117)                                  604,383

U.S. GOVERNMENT OBLIGATIONS                                          32.0%

U.S. Treasury Bonds:                                                 30.7%
        8.75%, 11/15/08                                                            500,000       532,030
      12.75%, 11/15/10                                                             600,000       768,186
      14.00%, 11/15/11                                                              50,000        69,438
        9.25%, 02/15/16                                                            410,000       536,202
        8.50%, 02/15/20                                                          3,130,000     3,969,216
        6.375%, 08/15/27                                                         3,580,000     3,744,429
        5.25%, 02/15/29                                                            230,000       207,718
                                                                                             -----------
                                                                                               9,827,219

U.S. Treasury Notes:                                                  1.3%
      6.375%, 04/30/02                                                             250,000       250,000
      5.875%, 11/15/04                                                             170,000       167,768
                                                                                             -----------
                                                                                                 417,768
                                                                                             -----------
                              TOTAL U.S. GOVERNMENT OBLIGATIONS
                                             (COST $10,361,424)                               10,244,987

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                    Percentage
                                                    of Market
                                                     Value of                        Market
Fixed Maturities                                    Portfolio     Principal          Value
----------------                                    ----------   ----------       -----------
FEDERAL AGENCIES                                      59.5%

Federal Farm Credit Bank:                              6.7%
       6.05%, 04/21/03                                               550,000      $   538,203
       6.94%, 05/19/05                                               125,000          124,816
       7.37%, 08/01/06                                             1,500,000        1,496,835
                                                                                  -----------
                                                                                    2,159,854
Federal Home Loan Bank:                                0.8%
      8.00%, 08/27/01                                                250,000          252,768

Federal Home Loan Mortgage Corp.:                     16.1%
      7.36%, 06/05/07                                              1,500,000        1,476,150
      7.00%, 07/01/07                                                 54,479           53,236
      7.00%, 09/01/10                                                159,137          156,500
      6.50%, 04/01/11                                                942,803          911,568
      6.00%, 05/11/11                                                999,667          949,054
      5.50%, 05/01/14                                                465,156          432,595
      6.918%, 07/01/27                                                 6,176            6,183
      6.50%, 04/01/29                                                487,194          461,158
      6.50%, 05/01/29                                                715,730          677,481
      6.50%, 06/01/29                                                 35,025           33,154
                                                                                  -----------
                                                                                    5,157,079

Federal National Mortgage Assn.:                      22.1%
      6.125%, 11/25/03                                               130,144          128,787
      5.125%, 02/13/04                                               175,000          165,120
      6.14%, 09/10/08                                                225,000          208,861
      6.09%, 10/01/08                                                513,030          475,168
      6.00%, 11/01/08                                                270,526          259,705
      6.50%, 03/01/09                                                 71,587           70,693
      7.00%, 04/01/11                                                775,935          762,108
      7.00%, 05/01/11                                                370,525          363,922
      5.50%, 07/01/13                                                428,017          396,985



The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000



                                                     Percentage
                                                     Of Market
                                                      Value of                                    Market
Fixed Maturities                                     Portfolio                    Principal        Value
----------------                                    ------------                 -----------    -----------
FEDERAL AGENCIES (Continued)

Federal National Mortgage Assn. (Continued)
      8.00%, 11/01/13                                                               523,443     $   525,406
      5.50%, 01/01/14                                                               462,803         429,249
      5.50%, 02/01/14                                                               458,187         424,968
      6.00%, 03/01/14                                                                61,348          58,127
      8.00%, 08/01/14                                                               246,977         249,677
      6.50%, 05/17/15                                                               700,000         662,816
      6.32%, 10/01/23                                                               691,946         633,131
      8.00%, 10/01/25                                                               144,592         145,134
      6.00%, 06/01/29                                                               487,442         447,681
      6.50%, 06/01/29                                                               495,016         467,944
      6.50%, 09/01/29                                                               194,289         183,663
                                                                                                -----------
                                                                                                  7,059,145

Government National Mortgage Assn.:                    12.9%
      8.25%, 02/15/09                                                               199,930         203,179
      6.00%, 04/15/14                                                               453,313         431,780
      7.00%, 10/15/23                                                               480,979         467,901
      7.50%, 01/15/26                                                               689,529         684,135
      6.50%, 03/15/29                                                               214,265         203,417
      6.50%, 04/15/29                                                               176,935         167,977
      6.50%, 05/15/29                                                               230,708         219,028
      6.50%, 06/15/29                                                               216,195         205,249
      6.50%, 07/15/29                                                               537,122         509,927
      6.50%, 07/15/29                                                               498,364         473,132
      6.50%, 08/15/29                                                               602,089         571,605
                                                                                                -----------
                                                                                                  4,137,330
Other Federal Agencies:                                 0.9%
      Small Business Admin., 5.50%, 10/01/18                                        334,152         296,259
                                                                                                -----------

                   TOTAL FEDERAL AGENCIES
                        (COST $19,452,737)                                                       19,062,435


The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                         Percentage
                                                          Of Market
                                                           Value of                               Market
Short-Term Investments                                    Portfolio             Principal          Value
----------------------                                    ---------            ----------      -------------
SHORT-TERM INVESTMENTS                                         6.6%
      Federal Home Loan Bank, 5.72%, 08/01/00
                                    (COST  $2,100,000)                          2,100,000      $   2,100,000
                                                                                               -------------

                                     TOTAL INVESTMENTS
                                    (COST $32,553,278)       100.0%                               32,011,805

Other assets less liabilities                                                                        508,244
                                                                                               -------------

                                            NET ASSETS                                         $  32,520,049
                                                                                               =============

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
SECURITY  FIRST TRUST

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2000

NOTE A -- ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES

Security First Trust (the Trust) was established under Massachusetts law pursuant to a Declaration of Trust dated February 13, 1987, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts Business Trust. The Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company (mutual fund) under the Investment Company Act of 1940 (1940 Act).

On June 17, 1987, the shareowners of Security First Legal Reserve Fund, Inc. and Security First Variable Life Fund, Inc. (the Funds), each of which was a Maryland corporation registered as an investment company under the 1940 Act, approved Plans of Reorganization and Liquidation and on July 24, 1987, the Funds became Series of the Trust and their shareowners became shareowners of the Bond Series and the T. Rowe Price Growth and Income Series (the Growth and Income Series), respectively, in a tax-free exchange of shares. The Trust operates as a "series company," as that term is used in Rule 18f-2 under the 1940 Act. Financial information for periods prior to June 17, 1987, reflect the results of the respective funds.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series, all without shareowner approval. Pursuant to this authority, the Board of Trustees of Security First Trust established the Equity Series and the U.S. Government Income Series on July 11, 1993, which commenced operations May 19, 1993.

The following is a summary of significant accounting policies followed by the
Trust:

FEDERAL INCOME TAXES -- Each series of the Trust has elected to qualify as a "Regulated Investment Company." No provision for federal income taxes is necessary because each series intends to maintain its qualification as a "Regulated Investment Company" under the Internal Revenue Code and distribute each year substantially all of its net income and realized capital gains to its shareowners. Income and gains to be distributed are determined annually as of December 31.

As of 12/31/1999 the Bond Series and U.S. Government Income Series had capital loss carryforwards of $657,021 and $857,344, respectively. The loss carryforwards expire on 12/31/2009.

PORTFOLIO VALUATION -- Investments are carried at market value. The market value of equity securities is determined as follows: securities traded on a national securities exchange are valued at the last sale price; securities not traded on a national securities exchange are valued at the bid price for such securities as reported by security dealers. Fixed maturities are valued at prices obtained from a major dealer in bonds.

Short-term investments that have remaining maturities of more than 60 days and for which representative market quotations are readily available are valued at the most recent bid price or yield equivalent as quoted by a major broker-dealer in money market securities. Securities with remaining maturities of 60 days or less are valued at their amortized cost, which approximates market value due to the short duration to maturity. Securities and other assets for which such procedures are deemed not to reflect fair value, or for which representative quotes are not readily available, are valued at prices deemed best to reflect their fair value as determined in good faith by or under supervision of officers of the Trust in a manner specifically authorized by the Board of Directors and applied on a consistent basis.

================================================================================

================================================================================
SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE A--ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

CURRENCY TRANSLATION -- Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FOREIGN CURRENCY CONTRACTS -- The Trust may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Trust's currency exposure.

Contracts to buy and to sell foreign currency generally are used to minimize the effect of currency fluctuation on the portfolios. Also, a contract to buy or to sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contractual terms.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by The Wall Street Journal. Purchases and sales of forward foreign currency contracts having the same settlement date are offset, and any gain or loss is recognized on the date of offset; otherwise, the gain or loss is recognized on the settlement date.

DIVIDENDS AND DISTRIBUTIONS -- Each series declares dividends annually. Net realized gains from security transactions, if any, are distributed annually.

OTHER -- As is common in the industry, security transactions are accounted for no later than the day following the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Net realized gain or loss on sale of investments is determined by the specific identification method.

ESTIMATES -- Certain amounts reported in the accompanying financial statements are based on management's best estimates and judgements. Actual results could differ from those estimates.

NOTE B -- REMUNERATION OF MANAGER AND OTHERS

Bond Series and T. Rowe Price Growth and Income Series:

Security First Investment Management Corporation (Security Management or
Manager) serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/24 of 1% of the average daily net asset value of the Bond Series and Growth and Income Series (equivalent annually to
 .5%), less compensation payable to the Series' sub-advisers, Neuberger & Berman, LLC and T. Rowe Price Associates, respectively. However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets, and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management waive its fee. In addition, for the year ended July 31, 2000, Security Management has also agreed to reimburse the Bond Series for any remaining expenses exceeding a limitation

SECURITY FIRST TRUST
================================================================================
equivalent annually to 1.5%. Security Management may elect on an annual basis to reimburse the Series for future excess expenses.

If during the fiscal year repayments are made to the Manager and the series' expenses subsequently exceed the expense limitation, the Series shall recover such repayments from the Manager to the extent of the excess determined. Conversely, if during the fiscal year repayments are made by the Manager and the series' expenses subsequently are within the expense limitation, the Manager shall recover such repayments to the extent of the excess repaid. It is management's opinion that it is reasonably possible that actual operating expense may be less than the expense limitation; however, in accordance with the requirements of FASB Statement No. 5, no accrual has been made for the contingent obligation to repay Security Management for excess expense reimbursements since the conditions required for such accrual have not, in the opinion of management, been met.

T. Rowe Price Associates provides investment advice and makes investment decisions for the Growth and Income Series, while Neuberger & Berman, LLC provides the same for the Bond Series. T. Rowe Price Associates and Neuberger & Berman, LLC are each paid an annual fee of .35% of the average daily net assets of the series for which they respectively provide investment advice less any compensation payable to Security Management acting as adviser on certain assets in which a series may invest.

Equity Series and  U.S. Government Income Series:

Security Management serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/17 of 1% (equivalent annually to .7%) of the average daily net asset value of the Equity Series and 1/22 of 1% (equivalent annually to .55%) of the average daily net asset value of the U.S. Government Income Series, less compensation payable to the Series' sub-adviser, Blackrock, Inc. (Blackrock). However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management and Blackrock waive their fees.

Blackrock provides investment advice and makes investment decisions for the U.S. Government Income Series and for the Equity Series. Blackrock is paid an annual fee of .40% of the average daily net assets of the U.S. Government Income Series and an annual fee of .55% of the average daily net assets of the Equity Series.









SECURITY FIRST TRUST
================================================================================

NOTE C -- INVESTMENT SECURITIES TRANSACTIONS

Purchases and sales of fixed maturities and equity securities for the year ended July 31, 2000 were as follows:



                                                                   T. Rowe Price
                                                                      Growth                                      U.S.
                                                                        and                                    Government
                                                                       Income              Equity                 Income
                                                   Bond Series         Series              Series                 Series
                                                   -----------     -------------         -------------        -------------
    U.S. Government Securities:
      Purchases                                    $ 27,262,380                                               $ 50,241,251
      Sales                                          28,207,320                                                 51,138,844
    Other Investment Securities:
      Purchases                                      15,323,341      $ 77,736,240         $ 48,945,616             256,172
      Sales                                          16,089,569        50,617,104           48,275,745           1,597,940



The cost of investments at July 31, 2000 was the same for both financial statement and federal income tax purposes. At July 31, 2000, the composition of unrealized appreciation and depreciation of investment securities was as follows:



                                                                   Unrealized
                                                        Appreciation            Depreciation                 Net
                                                       --------------          --------------         ---------------

    Bond Series                                        $      151,839          $     (572,750)        $      (420,911)
    T. Rowe Price Growth and Income Series                 87,812,518             (43,164,922)             44,647,596
    Equity Series                                          15,042,867              (1,853,820)             13,189,047
    U.S. Government Income Series                             235,733                (777,206)               (541,473)

================================================================================

SECURITY FIRST TRUST

NOTE D -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Trust were as follows:

                                                                         Shares Issued
                                                                         in Connection
                                                                     with Reinvestment of
                                                                  Net                  Net
                                                              Investment            Realized
                                                                Income                Gain
                                                   Sold       Distributions         Distributions      Redeemed          Net
                                               ----------     -------------         -------------    ------------      --------
YEAR ENDED JULY 31, 2000

   Bond Series                                   860,594           379,121                            (1,471,680)      (231,965)
   T. Rowe Price Growth and Income Series      1,176,075           385,000            1,004,682       (2,272,433)       293,324
   Equity Series                                 191,684            39,195              186,614         (634,942)      (217,449)
   U.S. Government Income Series                 453,683           380,323                              (790,971)        43,035




YEAR ENDED JULY 31, 1999
   Bond Series                                 2,312,332           240,383               51,543         (682,801)     1,921,457
   T. Rowe Price Growth and Income Series      2,272,424           331,107            1,164,634         (812,020)     2,956,145
   Equity Series                                  94,561            56,914            1,098,636         (814,089)       436,022
   U.S. Government Income Series                 441,277           351,815              113,764         (828,203)        78,653


================================================================================

SECURITY FIRST TRUST

NOTE E -- FINANCIAL HIGHLIGHTS

The per share information for each respective series' capital stock outstanding throughout the period is as follows:


                                                                  NET REALIZED          TOTAL
                                                                 AND UNREALIZED         INCOME
                             NET ASSET                               GAINS              (LOSS)           DIVIDENDS
                             VALUE AT              NET            (LOSSES) ON            FROM            FROM NET
                             BEGINNING         INVESTMENT         INVESTMENTS         INVESTMENT        INVESTMENT
                              OF YEAR            INCOME                               OPERATIONS          INCOME
                           --------------     --------------     ---------------     -------------     --------------

BOND SERIES
Year ended July 31,

   1996                 $    3.92            $    .24          $   (.04)         $    .20            $     (.24)
   1997                      3.88                 .24               .14               .38                  (.24)
   1998                      4.02                 .19               .11               .30                  (.21)
   1999                      4.11                 .18              (.14)              .04                  (.18)
   2000                      3.93                 .24              (.11)              .13                  (.22)




T. ROWE PRICE
   GROWTH AND
   INCOME SERIES
Year ended July 31,
   1996                 $   10.58            $    .30          $   1.56          $   1.86            $     (.30)
   1997                     12.10                 .30              4.69              4.99                  (.29)
   1998                     16.26                 .28              1.27              1.55                  (.30)
   1999                     16.56                 .29              2.45              2.74                  (.29)
   2000                     18.01                 .29             (1.61)            (1.32)                 (.29)



EQUITY SERIES
Year ended July 31,
   1996                 $    5.70            $    .10          $    .46          $    .56            $     (.05)
   1997                      6.05                 .09              2.60              2.69                  (.11)
   1998                      8.18                 .07              1.04              1.11                  (.08)
   1999                      8.57                 .06              1.42              1.48                  (.07)
   2000                      8.54                 .02               .68               .70                  (.05)


U.S. GOVERNMENT
   INCOME SERIES
Year ended July 31,
   1996                 $    5.13            $    .18          $    .04          $    .22            $     (.19)
   1997                      5.15                 .23               .20               .43                  (.22)
   1998                      5.36                 .27               .06               .33                  (.24)
   1999                      5.45                 .30              (.24)              .06                  (.31)
   2000                      5.10                 .30              (.01)              .29                  (.29)






                       DISTRIBUTIONS
                            FROM         NET ASSET
                          REALIZED        VALUE AT
                          CAPITAL          END OF              TOTAL
                           GAINS            YEAR            RETURN(1)
                       ---------------  -------------     --------------

BOND SERIES
Year ended July 31,

   1996                                  $     3.88              5.10%
   1997                                        4.02              9.79
   1998                                        4.11              7.46
   1999                 $    (.04)             3.93              0.97
   2000                                        3.84              3.31



T. ROWE PRICE
   GROWTH AND
   INCOME SERIES
Year ended July 31,
   1996                $     (.04)        $   12.10             17.58%
   1997                      (.54)            16.26             41.24
   1998                      (.95)            16.56              9.53
   1999                     (1.00)            18.01             16.55
   2000                      (.77)            15.63             (7.33


EQUITY SERIES
Year ended July 31,
   1996                $     (.16)        $    6.05              9.82%
   1997                      (.45)             8.18             44.46
   1998                      (.64)             8.57             13.57
   1999                     (1.44)             8.54             17.27
   2000                      (.26)             8.93              8.20


U.S. GOVERNMENT
   INCOME SERIES
Year ended July 31,
   1996                $     (.01)        $   5 .15              4.29%
   1997                                        5.36              8.35
   1998                                        5.45              6.16
   1999                      (.10)             5.10              1.10
   2000                                        5.10              5.69





(1) Total return computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.
================================================================================

================================================================================
SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE E -- FINANCIAL HIGHLIGHTS (CONTINUED)


                                                              Ratio of
                                         Ratio of                Net
                                        Operating            Investment
                                         Expenses               Income           Portfolio     Net Assets
                                        to Average            to Average          Turnover       End of
                                        Net Assets           Net Assets             Rate          Year
                                        ----------           ----------          ----------  -------------
BOND SERIES
Year ended July 31,
   1996                                    .90%                 6.32%               34%     $   8,981,365
   1997                                    .75                  6.41                54         10,634,720
   1998                                    .73                  5.78               125         17,934,392
   1999                                    .66                  5.46               147         24,717,704
   2000                                    .68                  6.30               177         23,219,690


T. ROWE PRICE
   GROWTH AND INCOME SERIES
Year ended July 31,
   1996                                    .64%                 2.73%                8%     $  112,552,893
   1997                                    .57                  2.44                14         204,703,098
   1998                                    .57                  1.92                11         290,441,528
   1999                                    .59                  1.83                15         369,111,185
   2000                                    .55                  1.83                16         324,954,004


EQUITY SERIES
Year ended July 31,
   1996                                   1.00%                 2.24%               88%     $   20,701,776
   1997                                   1.00*                 1.56*               55          47,571,469
   1998                                    .91*                  .86*               87          54,803,152
   1999                                    .81                   .72                23          58,313,162
   2000                                    .80                   .31                83          59,015,427


U.S. GOVERNMENT INCOME SERIES
Year ended July 31,
   1996                                    .70%                 5.38%               148%    $   14,888,824
   1997                                    .70**                5.68**               62         28,889,460
   1998                                    .66**                5.53**              103         34,090,919
   1999                                    .71                  5.37                307         32,312,549
   2000                                    .71                  5.85                159         32,520,049


* The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .98% and .81% and 1.05% and 1.51% for 1998 and 1997 respectively.


** The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 5.27% and 1.04% and 5.34% for 1998 and 1997 respectively.

================================================================================

INDEPENDENT AUDITORS' REPORT


To the Shareholders and the Board of Trustees of the Security First Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Security First Trust comprised of the Bond Series, the T. Rowe Price Growth and Income Series, the Equity Series, and the U.S. Government Income Series (collectively, the "Trust") as of July 31, 2000 and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended July 31, 1998, were audited by other auditors whose report, dated September 14, 1998, expressed an unqualified opinion on those financial highlights for each of the three years.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security First Trust's Bond Series, T. Rowe Price Growth and Income Series, Equity Series, and U.S. Government Income Series as of July 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
-------------------------
September 1, 2000
Los Angeles, California

VARIABLE ANNUITIES OFFER CHOICES AND BENEFITS THAT REGULAR MUTUAL FUNDS CAN'T

        Tax-deferred retirement savings plans are among the best investments a person can make today for his or her future. As a vehicle for creating tax-favored retirement savings, variable annuities offer many advantages.

        A variable annuity offers the opportunity to invest in a diversified portfolio of securities similar to mutual funds. Taxes are deferred on all dividends and on all increases in portfolio value until you take your money out.

        At retirement, another significant advantage is that the variable annuity can provide you with income that is based on the performance of the fund or funds in which you participated. You may elect to receive monthly, quarterly or annual payments for a specified number of years, your lifetime, or the longer of your lifetime and the lifetime of your joint payee. See your policy for specific options available to you.

        The Security First Trust series offers you a choice of professionally managed options. You may invest in a Bond Series, Growth and Income Series, Equity Series, or U.S. Government Income Series, each with a varying degree of risk:

        SECURITY FIRST TRUST BOND SERIES is for conservative investors. The objective is to achieve the highest investment income over the long term consistent with the preservation of capital.

        SECURITY FIRST TRUST T. ROWE PRICE GROWTH AND INCOME SERIES is for individuals willing to accept a degree of risk. The fund's goal is growth of principal with a reasonable level of income primarily through investment in common stocks.

        SECURITY FIRST TRUST EQUITY SERIES also seeks to provide growth of capital and income through investment in common stocks of high quality companies. The fund is for individuals willing to accept a degree of risk.

        SECURITY FIRST TRUST U.S. GOVERNMENT INCOME SERIES is for conservative investors and seeks to provide current income through investment in a diversified portfolio limited primarily to U.S. government securities.


                                  ANNUAL REPORT
                                  JULY 31, 2000





                                    SECURITY
                                      FIRST
                                      TRUST



--------------------------------------------------------------------------------


                                BOARD OF TRUSTEES

            Jack R. Borsting                             Howard H. Kayton
            Katherine L. Hensley                         Lawrence E. Marcus


                           [SECURITY FIRST TRUST LOGO]
                          11365 West Olympic Boulevard
                          Los Angeles, California 90064
                                  (310) 312-6100

SFG 1768

                        Security First Trust Bond Series
          Security First Trust T. Rowe Price Growth and Income Series
                       Security First Trust Equity Series
               Security First Trust U.S. Government Income Series

                           MET INVESTORS SERIES TRUST

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Met Investors Series Trust's Registration Statement on Form N-1A filed on October 23, 2000, Registration No. 333-48456 ("Form N-1A Registration Statement")

2. Bylaws. Incorporated by reference to the Form N-1A Registration Statement.

3.       Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5.       None other than as set forth in Exhibits 1 and 2.

6(a). Form of Management Agreement between Met Investors Advisory Corp. and Met Investors Series Trust. Incorporated by reference to the Form N-1A Registration Statement.

6(b). Form of Investment Advisory Agreement between BlackRock Financial Management Inc. and Met Investors Advisory Corp. with respect to the BlackRock Equity Portfolio. Incorporated by reference to the Form N-1A Registration Statement.

6(c). Form of Investment Advisory Agreement between BlackRock Financial Management Inc. and Met Investors Advisory Corp. with respect to the BlackRock U.S. Government Income Portfolio. Incorporated by reference to the Form N-1A Registration Statement.

7. Form of Distribution Agreement between Met Investors Series Trust and MetLife Distributors, Inc. with respect to the Class A shares. Incorporated by reference to the Form N-1A Registration Statement.

8. Form of Deferred Compensation Plan. Incorporated by reference to the Form N-1A Registration Statement.


9. Form of Custody Agreement between Investors Bank & Trust Company and Met Investors Series Trust. Incorporated by reference to the Form N-1A Registration Statement.



10(a). Rule 12b-1 Distribution Plans. Incorporated by reference to the Form N-1A Registration Statement.

10(b). Multiple Class Plan. Incorporated by reference to the Form N-1A Registration Statement.


11.      Opinion and consent of Sullivan & Worcester LLP.  Previously filed.


12.      Tax opinion and consent of Sullivan & Worcester LLP.  Filed herewith.


 13.    Not applicable.

14. Consent of Deloitte & Touche LLP (with respect to the BlackRock Equity and BlackRock U.S. Government Income Series of Security First Trust). Previously filed.



15.      Not applicable.

16. Powers of Attorney. Incorporated by reference to the Form N-1A Registration Statement.

17.      Form of Proxy Card and Voting Instructions.  Filed herewith.


Item 17. Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


         As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of Newport Beach and State of California on the 14th day of December, 2000.


                                                     MET INVESTORS SERIES TRUST


                                                     By:/s/ Elizabeth M. Forget
                                                       Name: Elizabeth M. Forget
                                                       Title: President

         As required by the Securities Act of 1933, the following persons have signed this Post-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 14th day of December, 2000.


Signatures                          Title


/s/ Elizabeth M. Forget   President, Trustee
-=============----------            ========

Elizabeth M. Forget


/s/ Mark Reynolds                  Chief Financial Officer and Treasurer
Mark Reynolds

/s/ Stephen M. Alderman    Trustee
Stephen M. Alderman

/s/ Jack R. Borsting                Trustee
Jack R. Borsting

/s/ Gregory P. Brakovich   Trustee
Gregory R. Brakovich

/s/ Theodore A. Myers      Trustee
Theodore A. Myers

/s/ Tod A. Parrott                  Trustee
Tod A. Parrott

/s/ Dawn M. Vroegop                 Trustee
Dawn M. Vroegop

/s/ Roger T. Wickers                Trustee
Roger T. Wickers